                                                                   Exhibit 10.98

                                                               EXECUTION VERSION

                            SHARE PURCHASE AGREEMENT

                                      AMONG

                          FOCUS MEDIA HOLDING LIMITED,

                         TOTAL TEAM INVESTMENTS LIMITED,

                AND THE OTHER INFOACHIEVE LIMITED PARTIES HERETO

                                   DATED AS OF

                                OCTOBER 15, 2005

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                                TABLE OF CONTENTS

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Schedules.......................................................................     v

Exhibits........................................................................    vi

ARTICLE I DEFINITIONS...........................................................     1
   SECTION 1.1. Certain Defined Terms...........................................     1
   SECTION 1.2. Other Defined Terms.............................................     9
   SECTION 1.3. Other Interpretive Provisions...................................    10

ARTICLE II PURCHASE AND SALE OF SHARES..........................................    11
   SECTION 2.1. Transfer by Seller and Buyer....................................    11
   SECTION 2.2. First Closing...................................................    11
   SECTION 2.3. Earnout Closing.................................................    12
   SECTION 2.4. Residual Earnout Closing........................................    13
   SECTION 2.5. Change in Control Earnout Closing...............................    14
   SECTION 2.6. Management Dismissal Earnout Closing............................    15
   SECTION 2.7. Share Splits and Other Similar Events...........................    15

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SELLER PARTIES................    16
   SECTION 3.1. Due Organization, Good Standing and Power.......................    16
   SECTION 3.2. Authorization, Enforceability...................................    16
   SECTION 3.3. Capitalization; Ownership and Transfer of Shares;
                   Valid Issuance...............................................    16
   SECTION 3.4. Group Companies.................................................    17
   SECTION 3.5. Corporate Records...............................................    17
   SECTION 3.6. Financial Statements............................................    18
   SECTION 3.7. No Approvals or Conflicts.......................................    19
   SECTION 3.8. Compliance with Law; Governmental Authorizations................    19
   SECTION 3.9. Licenses........................................................    19
   SECTION 3.10. Litigation.....................................................    19
   SECTION 3.11. Absence of Certain Changes.....................................    20
   SECTION 3.12. Tax Matters....................................................    21
   SECTION 3.13. Officers, Employees and Labor..................................    22
   SECTION 3.14. Loans..........................................................    23
   SECTION 3.15. Prohibited Payments............................................    23
   SECTION 3.16. Share Option and Other Plans...................................    23
   SECTION 3.17. Intellectual Property..........................................    24
   SECTION 3.18. Contracts......................................................    25
   SECTION 3.19. Frame Placement Contracts......................................    25
   SECTION 3.20. Certain Transactions...........................................    27
   SECTION 3.21. Structure Agreements...........................................    27
   SECTION 3.22. Acquisitions...................................................    27
   SECTION 3.23. Compliance with Laws...........................................    28
   SECTION 3.24. Environmental Matters..........................................    29
   SECTION 3.25. Insurance......................................................    29
   SECTION 3.26. Personal Property Assets.......................................    29
   SECTION 3.27. Real Property..................................................    30
   SECTION 3.28. No State Assets................................................    30
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                                       ii

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
   SECTION 3.29. Brokers........................................................    30
   SECTION 3.30. Seller Corporate Documents.....................................    30
   SECTION 3.31. Disclosure.....................................................    31

ARTICLE III.A...................................................................    32
REPRESENTATIONS AND WARRANTIES OF THE NON-MANAGEMENT SHAREHOLDERS...............    32
   SECTION 3A.1. Due Organization, Good Standing and Power......................    32
   SECTION 3A.2. Authorization, Enforceability..................................    32
   SECTION 3A.3. No Approvals or Conflicts......................................    32

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER..............................    33
   SECTION 4.1. Organization....................................................    33
   SECTION 4.2. Authorization, Enforceability...................................    33
   SECTION 4.3. No Approvals or Conflicts.......................................    33
   SECTION 4.4. Validity of Share Consideration.................................    34
   SECTION 4.5. SEC Filings.....................................................    34
   SECTION 4.6. No Other Representations or Warranties..........................    34

ARTICLE V COVENANTS AND AGREEMENTS..............................................    34
   SECTION 5.1. Conduct of Business Prior to a Closing..........................    34
   SECTION 5.2. Filings and Consents............................................    37
   SECTION 5.3. Tax Matters; Cooperation; Preparation of Returns; Tax
                   Elections....................................................    37
   SECTION 5.4. [Intentionally Omitted].........................................    38
   SECTION 5.5. Employees; Benefit Plans........................................    38
   SECTION 5.6. Non-Competition.................................................    38
   SECTION 5.7. Related Party Accounts..........................................    39
   SECTION 5.8. Financial Accounts..............................................    40
   SECTION 5.9. Appointment of Management.......................................    40
   SECTION 5.10. Forgiveness of Certain Loans...................................    40
   SECTION 5.11. Non-Violation..................................................    40
   SECTION 5.12. Confidentiality................................................    41
   SECTION 5.13. Further Actions................................................    41
   SECTION 5.14. Management Independence........................................    41
   SECTION 5.15. Retention of Senior Management.................................    42
   SECTION 5.16. Overhead Expenses..............................................    42
   SECTION 5.17. Sellers' Representative........................................    42
   SECTION 5.18. Voting of FM Ordinary Shares Held by Seller....................    42
   SECTION 5.19. Tax Exempt Status..............................................    43
   SECTION 5.20. SAFE Registration..............................................    43

ARTICLE VI CONDITIONS TO THE SELLER PARTIES' AND THE NON-MANAGEMENT
   SHAREHOLDERS' OBLIGATIONS....................................................    43
   SECTION 6.1. Representations and Warranties..................................    44
   SECTION 6.2. Performance.....................................................    44
   SECTION 6.3. No Material Adverse Change......................................    44
   SECTION 6.4. Officer's Certificates..........................................    44
   SECTION 6.5. Injunctions.....................................................    44
   SECTION 6.6. FM Ordinary Shares..............................................    44

ARTICLE VII.....................................................................    45
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                                       iii

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CONDITIONS TO BUYER'S OBLIGATIONS...............................................    45
   SECTION 7.1. Representations and Warranties..................................    45
   SECTION 7.2. Performance.....................................................    45
   SECTION 7.3. No Indebtedness.................................................    45
   SECTION 7.4. Officer's Certificate...........................................    46
   SECTION 7.5. Tax Indemnity Agreement.........................................    46
   SECTION 7.6. Non-Compete Agreements..........................................    46
   SECTION 7.7. Control Agreements..............................................    46
   SECTION 7.8. Lock-up Agreements..............................................    46
   SECTION 7.9. Financial Statements............................................    46
   SECTION 7.10. Seller Corporate Documents.....................................    46
   SECTION 7.11. Service Agreements.............................................    47
   SECTION 7.12. Residual Transfers.............................................    47
   SECTION 7.13. Certificate of Acquired Business Shareholders..................    47
   SECTION 7.14. [Intentionally Omitted]........................................    47
   SECTION 7.15. Management Appointment.........................................    47
   SECTION 7.16. Intellectual Property Transfer.................................    47
   SECTION 7.17. Corporate Matters; Memorandum and Articles of Association......    47
   SECTION 7.18. [Intentionally Omitted]........................................    47
   SECTION 7.19. Opinions of Counsel............................................    47
   SECTION 7.20. Acquired Business Shareholders as Seller Parties to this
                    Agreement...................................................    48
   SECTION 7.21. Adverse Market Change..........................................    48
   SECTION 7.22. Injunctions....................................................    48

ARTICLE VIII TERMINATION........................................................    48
   SECTION 8.1. Termination.....................................................    48
   SECTION 8.2. Procedure and Effect of Termination.............................    49

ARTICLE IX INDEMNIFICATION......................................................    49
   SECTION 9.1. Indemnification.................................................    49

ARTICLE X MISCELLANEOUS.........................................................    53
   SECTION 10.1. Fees and Expenses..............................................    53
   SECTION 10.2. Governing Law..................................................    53
   SECTION 10.3. Materiality....................................................    54
   SECTION 10.4. Guaranty of Performance........................................    54
   SECTION 10.5. Amendment......................................................    54
   SECTION 10.6. No Assignment..................................................    54
   SECTION 10.7. Waiver.........................................................    54
   SECTION 10.8. Notices........................................................    54
   SECTION 10.9. Complete Agreement.............................................    56
   SECTION 10.10. Counterparts..................................................    56
   SECTION 10.11. Publicity.....................................................    56
   SECTION 10.12. Headings......................................................    56
   SECTION 10.13. Severability..................................................    56
   SECTION 10.14. Third Parties.................................................    56
   SECTION 10.15. Dispute Resolution............................................    56
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                                       iv

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                                    Schedules

Schedule 1.1A    Management Shareholders of NewCo
Schedule 1.1B    Non-Management Shareholders of NewCo
Schedule 1.1C    Acquired Business Shareholders
Schedule 1.3     Ancillary Documents
Schedule 3.1     Company Liabilities
Schedule 3.3     Share Capital of InfoAchieve
Schedule 3.4     Group Companies Information
Schedule 3.5     Corporate Records
Schedule 3.6     Financial Information
Schedule 3.7A    Conflicts and necessary approvals
Schedule 3.11 Disclosure against representations and warranties regarding absence of certain changes with respect to the Business
Schedule 3.12    Tax matters of the Group Companies and the Subsidiaries
Schedule 3.13    Labor Relations and Employee Benefits
Schedule 3.14    Loans
Schedule 3.16    Seller and Group Company Share Option Plans and Information
Schedule 3.17    Intellectual Property
Schedule 3.18    Material Contracts
Schedule 3.20    Related Party Transactions
Schedule 3.21    Structure Agreements
Schedule 3.22    Acquired Business
Schedule 3.22A   Acquisition Agreements
Schedule 3.22B   Transferred Frame Placement Contracts from Acquired Businesses
Schedule 3.22C   Residual Payments
Schedule 3.24    Compliance with Laws
Schedule 3.24    Environmental matters
Schedule 3.26    Personal property assets
Schedule 3.27    Real property and Land Use Rights
Schedule 3.29    Broker Arrangements
Schedule 3A.3    Conflicts and necessary approvals of Non-Management
                 Shareholders
Schedule 5.1     2006 Business Plan
Schedule 5.7     2006 Quarterly Net Income Target
Schedule 5.7A    Financial and Operating Criteria and Standards
Schedule 7.2     Consents, waivers and approvals
Schedule 7.7     Control Agreements


                                        v

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Schedule 7.10    Seller Corporate Documents

                                    Exhibits

Exhibit A             Form of Confidentiality Agreement
Exhibit B-1 and B-2   Forms of Initial Lock-up Agreement and Earnout Lock-Up
                      Agreement
Exhibit C             Form of Tax Indemnity Agreement
Exhibit D             Form of Manager Non-Compete Agreement
Exhibit E             Form of Employee Non-Compete Agreement
Exhibit F             Form of Service Agreement
Exhibit G             Form of Escrow Agreement

                            SHARE PURCHASE AGREEMENT

          This SHARE PURCHASE AGREEMENT, dated as of October 15, 2005, among TOTAL TEAM INVESTMENTS LIMITED, an international business company incorporated in the British Virgin Islands ("NewCo" or "Seller"), INFOACHIEVE LIMITED, an international business company incorporated in the British Virgin Islands ("InfoAchieve" or the "Company"), several shareholders of NewCo set forth on
Schedule 1.1A hereto (the "Management Shareholders"), the other shareholders of NewCo set forth on Schedule 1.1B hereto (the "Non-Management Shareholders", and together with the Management Shareholders, the "NewCo Shareholders"; and the Management Shareholders and NewCo are hereinafter referred to as the "Seller Parties") and FOCUS MEDIA HOLDING LIMITED, a company organized under the laws of the Cayman Islands ("Focus Media" or "Buyer").

          WHEREAS, Seller owns all issued and outstanding shares of InfoAchieve (the "Shares"), which conducts the Business (as defined below) through the Group Companies (as defined below);

          WHEREAS, the shareholders and the board of directors of Seller, through resolutions duly passed in each case on October 14, 2005, respectively, have approved the sale of the Shares to Buyer;

          WHEREAS, Seller desires to sell, and Buyer desires to purchase, the Shares, upon the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          SECTION 1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "2006 Audited Annual Net Income" means InfoAchieve's audited net income as defined under U.S. GAAP for the twelve-month period starting from January 1, 2006 and ending December 31, 2006 as set forth in the 2006 Audited Financial Statements plus the sum of all amounts deducted in arriving at such audited net income to make provision for goodwill impairment and/or equity compensation expenses.

          "2006 Business Plan" means InfoAchieve's 2006 business plan as set forth in Schedule 5.10 hereto and approved by Buyer.

          "Acquired Business Shareholders" means the owners of the Acquired Businesses immediately prior to the consummation of the Acquisitions or any company established by such owners for the purpose of holding FM Ordinary Shares, which owners represent, in each case, 50% or more of the direct and indirect equity interest in any Acquired Business, and whose names are set forth in Schedule 1.1C hereto.

          "Acquired Businesses" means (i) the companies, and (ii) the businesses and assets of certain others companies, in each case, the names of which companies are set forth in Schedule 3.23, that have been acquired by the Company and Framedia Advertising.

          "Acquisition Agreements" means the agreements listed on Schedule 3.23A that are entered into in connection with the Acquisitions.

          "Acquisitions" means one or a series of the transactions and transfers of assets and businesses, including without limitation, lease agreements, advertising agreements, other Contracts and accounts receivable in connection with the Acquired Businesses pursuant to the Acquisition Agreements.

          "ADSs" means the American depositary shares of Buyer as listed on the Nasdaq National Market, Inc.

          "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

          "Aggregate Consideration" means the sum of (a) the Cash Consideration,
(b) the Initial Share Consideration, (c) the Share Option Buy-Out Consideration,
(d) the Remaining Share Consideration (if any), (e) the Residual Earnout Share Consideration (if any), (f) the Change in Control Share Consideration (if any) and (g) the Dismissal Earnout Share Consideration (if any); it being understood that (i) the Remaining Share Consideration in respect of the Earnout Closing,
(ii) the Remaining Share Consideration in repsect of the Dismissal Earnout Closing and (iii) the Change in Control Earnout Share Consideration are mutually exclusive payments and in no event will more than one of them be delivered.

          "Agreement" means this Share Purchase Agreement among the parties hereto, as amended, modified or supplemented from time to time.

          "Ancillary Documents" means those agreements, documents and instruments as set forth in Schedule 1.3.

          "Average FMCN Share Price" means US$2.456.

          "Business" means the out-of-home frame advertising business of the Group Companies, as currently operated.

          "Business Day" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in Beijing, PRC; Hong Kong Special Administrative Region; or The City of New York.

          "Change in Control" means an event where any Person or Persons other than Buyer or its Affiliates is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of all FM Ordinary Shares then outstanding and normally entitled to vote in the election of directors without regard to the occurrence of any contingency (the "Voting Shares"). For the purposes of this definition, a Person shall be deemed to beneficially own any Voting Shares of an entity held by any other entity (the "Parent Entity"), if such Person is the beneficial owner, directly or indirectly, of more than 50% of the voting power of the Voting Shares of the Parent Entity.

          "Change in Control Share Consideration Amount" means either the Agreed Change in Control Share Consideration Amount or the Maximum Earnout Amount.

          "Change in Control Share Consideration" means either the Agreed Change in Control Share Consideration or the Maximum Earnout Share Consideration.

          "Cause" means:

          (i) an employee's gross negligence in the performance of his duties to the Group Companies;

          (ii) an employee's misappropriation of assets of, or embezzlement from, the Group Companies;

          (iii) wilful breach by an employee of such employee's material obligations under the relevant Service Agreement entered into by the employee;;

          (iv) a material breach by the employee of this Agreement, the Confidentiality Agreement, the Manager Non-Compete Agreement and the Employee Non-Compete Agreemententered into by such employee which breach is not cured within ten (10) days after delivery of written notice thereof to the employee; and

          (v) as a result of material fraud, malfeasance, willful violation of Buyer's Code of Ethics or other written policy or as a result of a failure to comply with the agreements set forth in Section 5.7(d) hereto.

          "Closing" means any of the First Closing, the Earnout Closing the Residual Earnout Closing, the Change in Control Earnout Closing and the Dismissal Earnout Closing.

          "Closing Date" means any of the First Closing Date, the Earnout Closing Date, the Residual Earnout Closing Date, the Change in Control Earnout Closing Date and the Dismissal Earnout Closing Date.

          "Competitive Business" means any Person, company or business which, as a principal line of business, is involved in the sale or placement of advertising on frames deployed in elevators or elevator lobbies, or flat-panel television displays deployed in elevators or elevator lobbies, or digital audio-visual displays in retail stores and other outdoor digital audiovisual displays.

          "Confidentiality Agreements" means, collectively, the confidentiality agreements between Buyer and each of the NewCo Shareholders and the Acquired Business Shareholders, the form of which is set forth in Exhibit A hereto.

          "Consideration" means any of (a) the Cash Consideration, (b) the Initial Share Consideration, (c) the Share Option Buy-Out Consideration, (d) the Remaining Share Consideration, (e) the Residual Earnout Share Consideration (if any), (f) the Change in Control Earnout Share Consideration (if any) and (g) the Dismissal Earnout Share Consideration (if any).

          "Contract" means any contract, agreement, arrangement or understanding, whether written or oral and whether express or implied.

          "control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, by Contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

          "Control Agreements" means, collectively, the agreements, contracts and instruments, a list of which is attached hereto as Schedule 7.7, which enable Focus Media to control and consolidate with its financial statements each Group Company and the Acquired Businesses.

          "Deduction Category" means any of Category I, Category II, Category III and Category IV referred to in the definition of Earnout Adjustment Amount.

          "Discounted Rate" means any of the rates of 20%, 50% or 100% as used in the calculation of the Earnout Adjustment Amount and the Residual Earnout Amount.

          "Earnout Adjustment Amount" means the sum of (i) for accounts receivable outstanding more than 90 days and fewer than 180 days as of March 31, 2007, 20% of the value of such accounts receivable which in the aggregate are more than RMB 10,000,000 and less than RMB 20,000,000 ("Category I") plus 50% of the value of such accounts receivable which in the aggregate exceed RMB 20,000,000 ("Category II"); (ii) for accounts receivable outstanding more than 180 days and fewer than 360 days as of March 31, 2007, 50% of the value of all such accounts receivable ("Category III"); and (iii) 100% of the value of all accounts receivable that are outstanding more than 360 days as of March 31, 2007 ("Category IV").

          "Earnout Lock-up Agreement" means a lock-up agreement substantially in the form set forth in Exhibit B-2 hereto.

          "Encumbrance" means any security interest, pledge, mortgage, lien, charge, limitation, condition, equitable interest, option, easement, encroachment, right of first refusal, adverse claim or restriction of any kind, including any restriction on transfer or other assignment, as security or otherwise, of or relating to use, quiet enjoyment, voting, receipt of income or exercise of any other attribute of ownership.

          "Environmental Claim" means any written notice, claim or demand or any action, suit, complaint, or proceeding by any person alleging liability or potential liability (including liability or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, fines or penalties) under any Environmental Laws.

          "Environmental Laws" means all Laws in effect in the PRC at the date of this Agreement relating to protection of the environment.

          "Escrow Agent" means the escrow agent appointed by Buyer and Seller pursuant to the Escrow Agreement for the purpose of holding the Company Share Documents pending the First Closing.

          "Escrow Agreement" means the escrow agreement, in substantially the form set forth in Exhibit G hereto, among Buyer, Seller and the escrow agent named therein for the purpose of holding the Company Share Documents pending the First Closing.

          "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "FM Ordinary Shares" means the ordinary shares, $0.00005 par value per share, of Buyer.

          "Framedia Advertising" means Shanghai Framedia Advertising Development Co., Ltd., a company organized under the laws of the PRC.

          "Government Official" means any official, director, politician, employee or other similar Persons with a position at a Governmental Authority.

          "Governmental Authority" means any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, municipal, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

          "Governmental Order" means any order, writ, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

          "Group Companies" means the Company, the Subsidiaries, any variable interest entity controlled by and consolidated with the Company, the Acquired Businesses, and any Person that is not a natural person and that is controlled by a Group Company, a list of which companies is set forth in Schedule 3.4 hereto.

          "Guangdong Shiji Shenghuo" means Guangdong Shiji Shenghuo Advertising Co., Ltd., a company organized under the laws of the PRC.

          "Hazardous Materials" means all materials defined as "hazardous substances" or "hazardous wastes," toxic, pollutant, contaminant or words of similar meaning or effect, or any other term of similar import under any Environmental Law, including petroleum, asbestos, and polychlorinated biphenyls.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          "Initial Lock-up Agreement" means a lock-up agreement in substantially the form set forth in Exhibit B-1 hereto.

          "Intellectual Property" means all rights under patent, copyright, trademark or trade secret Law or any other statutory provision or common law doctrine, including design rights.

          "Judgments" means any and all judgments, orders, writs, directives, rulings, decisions, injunctions (preliminary or permanent), decrees, assessments, settlement agreements or awards of any Governmental Authority or arbitrator.

          "Knowledge of Buyer" means the actual knowledge of the senior officers of Buyer actively involved in the transactions contemplated hereby.

          "Knowledge of Seller Parties" means the actual knowledge of (i) any of the Seller Parties who are natural persons and (ii) in the case of Seller Parties that are legal persons, the senior officers or directors of the Seller Parties or other employees of the Seller Parties actively involved in the transactions contemplated hereby.

          "Law" means any statute, code, law, ordinance, regulation or rule or other legally binding requirement of any Governmental Authority.

          "Legal Requirements" means any and all applicable (i) federal, territorial, state, municipal, local and foreign laws, ordinances and regulations, (ii) codes, standards, rules, regulations, requirements, orders, interpretations and criteria issued under any federal, territorial, state, local or foreign laws, ordinances or regulations, or by any Self-Regulatory Organization and (iii) Judgments.

          "Lock-up Agreement" means either an Initial Lock-up Agreement or an Earnout Lock-up Agreement, each in the form set forth in Exhibits B-1 and B-2 hereto, respectively, to be executed by Seller, each NewCo Shareholder and each Acquisition Business Shareholder, setting forth the terms and conditions concerning the restriction of any sale, transfer or encumbrance of FM Ordinary Shares issued as part of the Initial Share Consideration, the Share Option Buy-out Consideration, the Remaining Share Consideration, the Change in Control Share Consideration and the Dismissal Earnout Consideration, as applicable.

          "Material Adverse Effect" or "Material Adverse Change" means any effect or change that would be materially adverse (i) to the business, assets, condition (financial or otherwise), operating results, or operations of (A) any of the Company, Framedia Advertising, its branches in Shanghai, Beijing, Guangzhou or Shenzhen or Guangzhou Shiji Shenghuo Advertising, individually or taken as a whole, or (B) the Group Companies, taken as a whole, or (ii) to the ability of any of the NewCo Shareholders to timely consummate the transactions contemplated by this Agreement or by any of the Ancillary Documents.

          "Permitted Encumbrances" means (i) Encumbrances for Taxes not yet payable or being contested in good faith, (ii) Encumbrances in respect of property or assets imposed by Law that were incurred in the ordinary course of business, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar liens,
(iii) pledges or deposits made in the ordinary course of business to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations and (iv) survey exceptions, reciprocal easement agreements and other customary encumbrances on title to real property.

          "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other entity.

          "PRC" means the People's Republic of China, but solely for the purposes of this Agreement excluding the Hong Kong Special Administrative Region, Macau Special Administrative Region and the island of Taiwan.

          "Prospective Event of Change in Control" means any potential event, including any transaction of which Buyer is aware, and which Buyer considers reasonably likely to result in a Change in Control in thirty (30) days or less.

          "Related Party" means any Seller Party and any Person that is an Affiliate or subsidiary of any Seller Party.

          "Release" has the meaning provided in 42 U.S.C. Section 9601(22).

          "Residual Earnout Amount" means the aggregate amount of cash received by Buyer in the three months ending June 30, 2007 in respect of each account receivable included in the recordation and calculation of the Earnout Adjustment Amount, discounted by multiplying the cash amount corresponding to such account receivable in the relevant Deduction Category by the relevant Discount Rate.

          "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Self-Regulatory Organization" means any U.S. or foreign securities or commodities exchange, association, clearing agency or similar organization of which the relevant party is a member or that otherwise has jurisdiction over the activities of such party.

          "Seller Corporate Documents" means the agreements, Contracts, instruments and certificates entered into or given by Seller and/or the Seller Designated Entity or any shareholder of Seller or its Affiliates in respect of the transfer and disposition of the equity interest in Seller, on or prior to the Determination Date, the shareholder structure and intended ongoing shareholder structure of Seller, a list of which documents is set forth on
Schedule 7.10 hereto.

          "Seller Designated Entity" means a Person, organized under the laws of the British Virgin Islands or other jurisdiction, and whose beneficial owners consist of some or all of the current holders of options to purchase shares of Seller as of the date of this Agreement to be identified by Seller and approved by Buyer on or prior to the Determination Date.

          "Service Agreements" means, collectively, all service agreements, in substantially the form attached hereto as Exhibit F, entered into between each of the employees of the Group

Companies and Buyer (or a Person designated by Buyer) relating to ongoing services to be provided to any of the Group Companies following the First Closing Date.

          "Structure Agreements" means, collectively, the agreements, contracts and instruments, a list of which is attached hereto as Schedule 3.22, which were entered into by each of the Company, Framedia Advertising and Guangdong Shiji Shenghuo and their respective local branches to enable InfoAchieve to control and consolidate these entities with its financial statements.

          "Subsidiaries" means any and all corporations, partnerships, limited liability companies and other entities with respect to which the Company, directly or indirectly, owns more than 50% of the securities having the power to elect members of the board of directors or similar body governing the affairs of such entity.

          "subsidiaries" means, with respect to any Person, any other Person 50% or more of the voting equity of which is owned, directly or indirectly, by such first Person.

          "Tax" or "Taxes" means any taxes of any kind, including but not limited to those on or measured by or referred to as income, gross receipts, capital, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority.

          "Tax Return" means any return, report or statement required to be filed with any Governmental Authority with respect to Taxes, including any schedule or attachment thereto or amendment thereof.

          "Taxing Authority" means, with respect to any Tax, the government entity or political subdivision thereof that imposes such Tax and the agency (if any) charged with the collection of such Tax for such entity or subdivision.

          "U.S. GAAP" means United States generally accepted accounting principles and practices as in effect from time to time.

          "Value" in respect of a Consideration, means cash value in the case of the Cash Consideration, the Initial Share Value Amount in the case of the Initial Share Consideration, the Share Option Buy-out Value Amount in the case of the Share Option Buy-out Consideration, the Remaining Share Value Amount in the case of the Remaining Share Consideration, the Residual Earnout Value Amount in the case of the Residual Earnout Share Consideration, the Change in Control Share Consideration Amount in the case of the Change in Control Share Consideration and the Maximum Earnout Amount in the case of the Dismissal Earnout Share Consideration. For the avoidance of doubt, the Initial Share Value Amount, the Share Option Buy-out Value Amount, the Remaining Share Value Amount, the Residual Earnout Value Amount, the Change in Control Share Consideration Amount (if any) and the Maximum Earnout Amount (if any) shall be calculated based on the Average FMCN Share Price.

          SECTION 1.2. Other Defined Terms. The following terms shall have the meanings defined for such terms in the Sections set forth below:

                        Term                           Section
                        ----                          ---------
2006 Audited Financial Statements                     2.3(a)
Additional Seller Parties                             7.20
Agreed Change in Control Share Consideration          2.5(a)
Agreed Change in Control Share Consideration Amount   2.5(a)
Alleged Dismissal Earnout Event                       2.6(b)
Financial Statements                                  3.6(a)
Balance Sheet                                         3.6(a)
Balance Sheet Date                                    3.6(a)
Buyer                                                 Preamble
Buyer Indemnified Persons                             9.1(a)
Cash Consideration                                    2.2(b)
Cash Payment Date                                     2.2(b)
Change in Control Earnout Closing                     2.5(b)
Change in Control Earnout Closing Date                2.5(b)
Change in Control Earnout Closing Notice              2.5(b)
Closing Notice                                        2.2(d)
Confidential Information                              5.12
Currently Realizable                                  9.1(e)
Determination Date                                    2.2(a)
Dismissal Earnout Closing                             2.6(c)
Dismissal Earnout Closing Date                        2.6(c)
Dismissal Earnout Closing Notice                      2.6(c)
Dismissal Earnout Event                               2.6(a)
Dismissal Earnout Share Consideration                 2.6(a)
Earnout Closing                                       2.3(b)
Earnout Closing Date                                  2.3(b)
Earnout Closing Notice                                2.3(b)
Employee Non-Compete Agreement                        7.6(b)
Financial Statements                                  3.6
First Closing                                         2.2(d)
First Closing Date                                    2.2(d)
Frame Placement Contract                              3.20
HKIAC                                                 10.15
Income Taxes                                          5.4
Indemnifying Party                                    9.1(e)
Indemnity Claim                                       9.1(d)
Indemnity Period                                      9.1(a)
Initial Share Consideration                           2.2(d)(i)
Initial Share Value Amount                            2.2(d)(i)
Intellectual Property                                 3.14
Losses                                                9.1(a)

                        Term                           Section
                        ----                          ---------
Material                                              10.3
Material Contracts                                    3.19(a)
Management Shareholders                               Preamble
Manager Non-Compete Agreement                         7.6(a)
Maximum Earnout Amount                                2.5(a)
Maximum Earnout Share Consideration                   2.5(a)
NewCo Shareholders                                    Preamble
Non-Compliant SAFE Shareholder                        5.20
Non-Management Shareholders                           Preamble
Other Taxes                                           5.4
Protected Management                                  2.6(a)
Record Date                                           5.18
Related Party Accounts                                5.8
Remaining Share Consideration                         2.3(c)
Remaining Share Value Amount                          2.3(c)
Representative                                        5.18
Residual Earnout Closing                              2.4(a)
Residual Earnout Closing Date                         2.4(a)
Residual Earnout Closing Notice                       2.4(a)
Residual Earnout Share Consideration                  2.2(c)
Residual Earnout Share Value Amount                   2.2(c)
Residual Transfer                                     3.23(b)
Restriction Period                                    5.14
SAFE                                                  5.2
SAFE Compliant Shareholder                            5.20
SAFE Registrant                                       5.2
SEC                                                   4.5
Seller                                                Preamble
Seller Indemnified Persons                            9.1(b)
Seller Parties                                        Preamble
Seller Share Documents                                2.2(c)(ii)
Sellers' Representative                               5.14
Share Option Buy-out Consideration                    2.2(d)(ii)
Share Option Buy-out Value Amount                     2.2(d)(ii)
Shares                                                Recitals
Straddle Period                                       5.3(b)
Tax Benefit                                           9.1(d)
Working Capital Credits                               5.8(b)

          SECTION 1.3. Other Interpretive Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE II
                           PURCHASE AND SALE OF SHARES

          SECTION 2.1. Transfer by Seller and Buyer. Subject to the terms and conditions set forth in this Agreement, (i) Seller shall sell, assign and transfer to Buyer, all of Sellers' right, title and interest in and to the Shares free and clear of all Encumbrances and (ii) Buyer shall pay, issue and transfer to Seller all of Buyer's right, title and interest in and to the Consideration, free and clear of all Encumbrances (other than pursuant to the terms of the Lock-up Agreements).


          SECTION 2.2. First Closing.

          (a) Unless this Agreement shall have been terminated pursuant to
Article VIII, subject to the terms and conditions set forth in this Agreement, including without limitation, Articles VI and VII, in reliance on the representations, warranties, covenants and agreements of the parties hereto contained herein and in the Ancillary Documents and in consideration of the sale, assignment and transfer of the Shares within three days (the "Cash Payment Date") of the day (the "Determination Date") on which all of the conditions set forth in Articles VI and VII hereof are satisfied or waived,

          (i) Buyer shall pay to Seller in cash in the amount of US$39,600,000 (the "Cash Consideration") in immediately available funds; and

          (ii) Seller shall

               (A)  deliver or cause to be delivered the following:

               (x) all previously undelivered documents required under Article VII hereto and the Ancillary Documents; and (y) in respect of each Group Company, the certificates of incorporation, common seal (if it exists), share register and share certificate book (with any unissued share certificates) and all minute books and other statutory books or such equivalent items in the relevant jurisdiction as are kept by the relevant Group Company or are required by the Law of the jurisdiction where such Group Company is incorporated to be kept by such Group Company.

               (B) transfer to the Escrow Agent pursuant to the terms of the Escrow Agreement share certificates (or local legal equivalent) evidencing the Shares to be sold by Seller duly endorsed in blank, or accompanied by stock powers duly executed in blank and with any required stock transfer tax stamps affixed and all necessary documents, duly executed where so required (collectively, the

                    "Company Share Documents"), to enable title in all the Shares to pass fully and effectively into the name of the Escrow Agent.

          (b) The closing (the "First Closing") of the transactions contemplated by this Section 2.2 shall take place at the place and on the day (the "First Closing Date") as specified by Buyer in a notice to Seller duly signed and delivered by Buyer immediately following the Determination Date (the "Closing Notice").

          (c) Buyer shall within fifteen (15) days following the issuance of the Closing Notice:

               (i) issue to Seller 19,706,840 shares of FM Ordinary Shares equal to the quotient of (x) US$48,400,000 (the "Initial Share Value Amount") divided by (y) the Average FMCN Share Price (such aggregate number of FM Ordinary Shares issued, the "Initial Share
          Consideration");

               (ii) issue to Seller or a Seller Designated Entity an aggregate 2,850,163 shares of FM Ordinary Shares equal to the quotient of (x) US$7,000,000 (the "Share Option Buy-out Value Amount") divided by (y) the Average FMCN Share Price (such aggregate number of FM Ordinary Shares issued, the "Share Option Buy-out Consideration") in consideration of Seller canceling all outstanding options to purchase shares of Seller or any of the Group Companies; and

               (iii) in connection with sub-paragraphs (i) and (ii) above, deliver or cause to be delivered to Seller true copies of the register of members of Buyer indicating the transfer to Seller and registration in the name of Seller in respect of the Initial Share Consideration and the transfer to Seller or a Seller Designated Entity and registration in the name of Seller or a Seller Designated Entity in respect of the Share Option Buy-out Consideration.

          SECTION 2.3. Earnout Closing.

          (a) On or prior to February 28, 2007 (or any later day as may be mutually agreed by Buyer and Seller if the Company shall demonstrate to Buyer that the February 28, 2007 deadline is not attainable upon reasonable efforts of the Company due to unforeseen difficulties or obstacles), the Company shall deliver audited financial statements of InfoAchieve and its consolidated entities for the year ending December 31, 2006, prepared in accordance with U.S. GAAP, including a statement setting forth the 2006 Audited Annual Net Income (the "2006 Audited Financial Statements").

          (b) Unless either the Change in Control Earnout Closing or Dismissal Earnout Closing shall have occurred, subject to the terms and conditions set forth in this Agreement and in consideration of the sale, assignment and transfer of the Shares, the closing (the "Earnout Closing") of the transactions contemplated by Section 2.3 of this Agreement shall take place at the place and on the date (the "Earnout Closing Date") as specified by Buyer in a notice to Seller duly signed and delivered by Buyer immediately following the issuance of the 2006 Audited Annual Net Income (the "Earnout Closing Notice").

          (c) Buyer shall within fifteen days following delivery of the Earnout Closing Notice to Seller shares of FM Ordinary Shares equal to the quotient of
(x) eleven times ((A) the 2006 Audited Annual Net Income less (B) the Earnout Adjustment Amount) less the Cash Consideration less the Initial Share Value Amount (the "Remaining Share Value Amount") divided by (y) the Average FMCN Share Price (such aggregate number of FM Ordinary Shares issued, the "Remaining Share Consideration"); provided, however, that the aggregate Value of the Aggregate Consideration on the date of the issuance of the Remaining Share Consideration shall in no event exceed US$183,000,000. For the avoidance of doubt, the calculation of the Remaining Share Consideration shall be made according the following formula:

           11 x (AANI - EAA) - CC - ISVA
     RSC = -----------------------------
              Average FMCN Share Price

          Where:

          RSC = Remaining Share Consideration;

          AANI = 2006 Audited Annual Net Income;

          EAA = Earnout Adjustment Amount;

          CC = Cash Consideration; and

          ISVA = Initial Share Value Amount.

          (d) Buyer shall at the Earnout Closing deliver to Seller true copies of the register of members of Buyer indicating the transfer to Seller and registration in the name of Seller of in respect of the Remaining Share Consideration, if any.

          (e) Buyer is hereby authorized to record the Discounted Rate and amount related to each Deduction Category with respect to the Earnout Adjustment Amount, and any such recordation shall constitute prima facie evidence of the accuracy of such information.

          SECTION 2.4. Residual Earnout Closing.

          (a) Subject to the terms and conditions set forth in this Agreement and in consideration of the sale, assignment and transfer of the Shares, the closing (the "Residual Earnout Closing") shall take place at the place and on the day (the "Residual Earnout Closing Date") as specified by Buyer in a notice to Seller duly signed and delivered by Buyer no later than July 15, 2007 (the "Residual Earnout Closing Notice).

          (b) Prior to the Residual Earnout Closing, Seller shall deliver or cause to be delivered evidence satisfactory to Seller with respect to the accuracy and calculation of the Residual Earnout Amount.

          (c) Within fifteen (15) days following delivery of the Residual Earnout Closing Notice, Buyer shall deliver or cause to be delivered to Seller an aggregate number of FM Ordinary Shares the value of which is equal to eleven times the Residual Earnout Amount, if any (the "Residual Earnout Value Amount") (such aggregate number of FM Ordinary Shares issued, the "Residual Earnout Share Consideration"); provided that the aggregate Value of the Aggregate Consideration shall in no event exceed US$183,000,000).

          (d) On the Residual Earnout Closing Date, Buyer shall deliver to Seller true copies of the register of members of Buyer indicating the transfer to Seller of FM Ordinary Shares in respect of the Residual Earnout Share Consideration.

          (e) Buyer is hereby authorized to record the Discounted Rate and cash amount received related to each Deduction Category with respect to the Residual Earnout Amount, and any such recordation shall constitute prima facie evidence of the accuracy of such information.

          SECTION 2.5. Change in Control Earnout Closing.

          (a) Upon the occurrence of a Prospective Event of Change in Control after the First Closing Date and before and excluding the Residual Earnout Closing Date, Buyer shall notify Seller within three (3) Business Days of the occurrence of such Prospective Event of Change in Control. Following receipt of such notification by Seller, Buyer and Seller shall negotiate an amount (the "Agreed Change in Control Share Consideration Amount") to be paid by Buyer to Seller in the form of FM Ordinary Shares (the "Agreed Change in Control Share Consideration") provided however, that such amount shall in no event be greater than the amount obtained by subtracting from US$183,000,000 the sum of (1) the Value of the Cash Value Amount, (2) the Initial Share Consideration, (3) the Share Option Buy-out Value Amount and (4) to the extent that the Remaining Share Value Amount shall have been paid prior to the date of the Change in Control, the Remaining Share Value Amount (such maximum amount, the "Maximum Earnout Amount"). In the event that Buyer and Seller are unable to reach agreement on the Change in Control Share Consideration Amount prior to the occurrence of a Change in Control, the Change in Control Share Consideration Amount shall be equal to the Maximum Earnout Amount and be made in the form of FM Ordinary Shares (the "Maximum Earnout Share Consideration").

          (b) Within fifteen (15) Business Days of the occurrence of a Change in Control, Buyer shall notify Seller of the closing (the "Change in Control Earnout Closing") of the transactions contemplated by this Section 2.5, including the location and date (the "Change in Control Earnout Closing Date") in a notice to Seller duly signed and delivered by Buyer (the "Change in Control Earnout Closing Notice").

          (c) Within fifteen (15) days following the issuance of the Change in Control Closing Notice, Buyer shall:

               (i) issue to Seller the Change in Control Share Consideration;
          and

               (ii) deliver to Seller true copies of the register of members of Buyer indicating the transfer to Seller and registration in the name of Seller of FM Ordinary Shares in respect of the Change in Control Share Consideration.

          SECTION 2.6. Management Dismissal Earnout Closing. (a) If at any time prior to and excluding the Residual Earnout Closing Date, Buyer dismisses without Cause (a "Dismissal Earnout Event") Mr. TAN Zhi ("Protected Management"), Seller shall be entitled to receive the Maximum Earnout Amount in the form of FM Ordinary Shares (the "Dismissal Earnout Share Consideration") on an accelerated basis in accordance with the provisions of this Section 2.6.

          (b) If Seller believes that a Dismissal Earnout Event has occurred, Seller shall notify Buyer in writing of such event within seven (7) of the receipt by the Protected Management of the notice of the dismissal by Buyer (the "Alleged Dismissal Earnout Event").

          (c) If Buyer agrees that a Dismissal Earnout Event has occurred, within seven (7) days of receipt of Seller's notification of the Alleged Dismissal Earnout Event, Buyer shall notify Seller of the closing (the "Dismissal Earnout Closing") of the transactions contemplated by this Section 2.6, including the location and date (the "Dismissal Earnout Closing Date") in a notice to Seller duly signed and delivered by Buyer (the "Dismissal Earnout Closing Notice"),

          (d) If Buyer disagrees that a Dismissal Earnout Event has occurred, Buyer shall notify Seller of its disagreement within seven (7) days of receipt of Seller's notification of the Alleged Dismissal Earnout Event. Buyer and Seller shall resolve such dispute in accordance with the provisions of Section
10.15 of this Agreement. If, pursuant to the dispute resolution mechanism set forth in Section 10.15 of this Agreement, it is determined that the Alleged Dismissal Earnout Event did not constitute a Dismissal Earnout Event, such determination shall be definitive and no Dismissal Earnout Share Consideration will be payable by Buyer to Seller. If, pursuant to the dispute resolution mechanism set forth in Section 10.15 of this Agreement, it is determined that the Alleged Dismissal Earnout Event constituted a Dismissal Earnout Event, within fifteen (15) Business Days of such determination, Buyer shall dispatch a Dismissal Earnout Closing Notice to Seller.

          (e) Within fifteen (15) days following the issuance of the Dismissal Earnout Closing Notice, Buyer shall:

               (i) issue to Seller the Dismissal Earnout Share Consideration;
          and

               (ii) deliver to Seller true copies of the register of members of Buyer indicating the transfer to Seller and registration in the name of Seller of FM Ordinary Shares in respect of the Dismissal Earnout Share Consideration.

          SECTION 2.7. Share Splits and Other Similar Events. Any number of shares to be delivered pursuant to this Article II shall be equitably adjusted in the event of any stock split, stock dividend, recapitalization, reorganization, share issuance, or other transaction similarly affecting such shares after the date hereof.

                                   ARTICLE III
              REPRESENTATIONS AND WARRANTIES OF THE SELLER PARTIES

          The Seller Parties, jointly and severally, represent and warrant to Buyer as follows as of the date hereof:

          SECTION 3.1. Due Organization, Good Standing and Power. (a) Seller is a company duly organized, validly existing and in good standing under the laws of the British Virgin Islands. Seller has the requisite power and authority (corporate and other) to own, lease and operate its assets and to conduct the business now being conducted by it and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification. Seller has all requisite power and authority to enter into this Agreement and the Ancillary Documents to which it is a party and to perform its obligations hereunder and thereunder.

          (b) The Company is a holding company and has no business activities. The Company has no Liabilities or obligations and is not party to any Contract, other than (i) this Agreement, the Ancillary Documents to which it is a party and such Contracts as are described in Schedule 3.1, and (ii) any Liabilities or obligations relating solely to the transactions contemplated by this Agreement, the Ancillary Documents or the Contracts described in Schedule 3.1.

          SECTION 3.2. Authorization, Enforceability. Each of the Seller Parties that is not an individual has been duly organized, is validly existing, and is in good standing in its jurisdiction of organization. Each of the Seller Parties that is not an individual is in good standing in its jurisdiction of incorporation and has the corporate power and authority to execute and deliver this Agreement and the Ancillary Documents to which it is a party and perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Ancillary Documents to which it is a party by each of the Seller Parties and the performance by each of them of their respective obligations hereunder and thereunder have been duly authorized by all necessary corporate action on the part of each such party. Each of this Agreement and the Ancillary Documents to which it is a party has been duly executed and delivered by each of the Seller Parties and, assuming due authorization, execution and delivery by the other party/parties thereto, constitutes a valid and binding agreement of each of the Seller Parties, enforceable against each of them in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at Law).

          SECTION 3.3. Capitalization; Ownership and Transfer of Shares; Valid Issuance.

          (a) The Shares set forth in Schedule 3.3 hereto constitute the only equity capital of the Company. All of the Shares were duly authorized for issuance and are validly issued, fully paid and non-assessable.

          (b) Seller is the only record and beneficial owner of the Shares and has good and marketable title to the Shares, free and clear of any and all Encumbrances. Seller has the corporate or other applicable organizational power and authority to sell, transfer, assign and deliver the Shares as provided in this Agreement, and such delivery will convey to Buyer good and valid title to the Shares, free and clear of any and all Encumbrances.

          SECTION 3.4. Group Companies. (a) Schedule 3.4 sets forth for each of the Group Companies (i) its jurisdiction of incorporation, formation or organization, as applicable, and (ii) the number of authorized, issued and outstanding shares of each class of its capital stock or other authorized, issued and outstanding equity interests, as applicable, the names of the holders thereof, and the number of shares or percentage interests, as applicable, held by each such holder. Except as set forth in Schedule 3.4, each of the Group Companies is duly incorporated or formed, as applicable, validly existing and, in good standing under the Laws of its jurisdiction of incorporation or formation, as applicable, has the requisite corporate or similar power and authority (corporate and other) to own, lease and operate its assets and to carry on its business now being conducted by it, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such failure as would not reasonably be expected to have a Material Adverse Effect. All the issued and outstanding shares of capital stock or other equity interests of the Group Companies are owned of record, free and clear of any Encumbrances except as set forth in Schedule 3.4. All of such issued and outstanding shares of the Group Companies have been validly issued, are fully paid and nonassessable and have not been issued in violation of any preemptive or similar rights. Except as set forth on Schedule 3.4, there is no existing option, warrant, call, right, commitment or other agreement of any character to which any Seller Party or Group Company is a party requiring, and there are no securities of any Group Company outstanding which upon conversion or exchange would require, the issuance, sale or transfer or repurchase or redemption or otherwise acquisition of any additional shares of capital stock, issued or unissued, or other equity securities of such Group Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of such Group Company or relating to dividends or voting rights. Except as set forth on
Schedule 3.4 and as contemplated by the Structure Agreements, the Control Agreements and Section 5.18 of this Agreement, neither any Seller Party nor any Group Company is a party to any voting trust, other voting agreement or Contract with respect to any of the Shares or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock of any Group Companies.

          (b) No shares of capital stock or other equity or ownership interests of any Group Company have been issued in violation of any rights, agreements, arrangements or commitments under any provision of applicable Law, the certificate of incorporation or bylaws or comparable organizational documents of any Group Company or any Contract to which the Group Company is a party or by which the Group Company is bound.

          SECTION 3.5. Corporate Records. Seller has made available to Buyer true, correct and complete copies of the certificates of incorporation, by-laws or comparable organizational documents and business licenses of each Group Company. Such certificates of incorporation, by-laws, or comparable organizational documents and business licenses are in full force and effect. None of the Group Companies is in violation of any of the provisions of its certificate of incorporation, bylaws or comparable organizational documents. The transfer books and minute books of each Group Company that have been made available for inspection by Buyer prior to the date hereof are true and complete. All information set forth in Schedule 3.5, including without limitation the parties, transactions and dates described therein, is true, accurate and complete.

          SECTION 3.6. Financial Statements. (a) Attached hereto as Schedule 3.6 is a copy of the unaudited management accounts of InfoAchieve and its Subsidiaries as of September 30, 2005 and for the two one-month periods ended August 31, 2005 and September 30, 2005. Such management accounts are collectively referred to herein as the "Financial Statements." The Financial Statements (i) are true, correct and complete and have been prepared in accordance with the books and records of InfoAchieve and its subsidiaries, (ii) have been prepared in accordance with the accounting standards which the Company has historically applied, which were applied on a consistent basis throughout the periods indicated therein, and (iii) fairly present, in all material respects, the financial condition and results of operations and cash flows of the business of InfoAchieve and its subsidiaries, as of and for the periods to which they relate. For the purposes hereof, the consolidated balance sheet of InfoAchieve and its subsidiaries as of September 30, 2005, which is included in the Financial Statements, is referred to as the "Balance Sheet" and September 30, 2005 is referred to as the "Balance Sheet Date". The books of account and financial records of each Group Company are true and correct and have been prepared and are maintained in accordance with sound accounting practice. None of the Group Companies has made any changes in its accounting methods or practices since the Balance Sheet Date.

          (b) Since the Balance Sheet Date, none of the Group Companies has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since the latest Balance Sheet Date, there has not been any material change in the share capital, short term debt or long term debt of any of the Group Companies or any Material Adverse Change or any development involving a prospective Material Adverse Change.

          (c) The Company maintains a system of internal accounting controls intended to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity as necessary to permit preparation of financial statements in conformity the accounting principles purported to be use by the Company in its preparation of the Financial Statements; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences

          (d) There are no liabilities of any kind whatsoever (whether absolute, accrued, contingent or otherwise, and whether due or to become due) that are required to be reflected in the Financial Statements, other than liabilities and obligations reflected or reserved against the Balance Sheet or disclosed in the notes thereto.

          (e) None of the Group Companies is engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined.

          SECTION 3.7. No Approvals or Conflicts. Except as set forth in
Schedule 3.7A, the execution, delivery and performance by each of the Seller Parties of this Agreement and the Ancillary Documents to which it is a party, and the consummation by each of the Seller Parties of the transactions contemplated hereby and thereby do not and will not (i) violate, conflict with or result in a breach by any of the Seller Parties of the organizational documents of any of the Seller Parties or the Group Companies, (ii) violate, conflict with or result in a breach of, or constitute a default by any of the Seller Parties or the Group companies (or create an event which, with notice or lapse of time or both, would constitute a default) or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrance upon any of the properties of any of the Seller Parties or the Group Companies or on the Shares under, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement or other instrument to which any of the Seller Parties or the Group Companies or any of their respective properties may be bound, (iii) violate or result in a breach of any Governmental Order or Law applicable to any of the Seller Parties or the Group Companies or any of their respective properties or (iv) require any order, consent, approval or authorization of, or notice to, or declaration, filing, application, qualification or registration by the Seller Parties and the Group Companies with, any Governmental Authority, except in the cases of (ii), (iii) and (iv) above, where such violation, conflict, breach, default, termination, acceleration, cancellation or failure to give notice, register or obtain approval would not reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 3.7A, no Governmental Authorizations are required for the execution, delivery and performance by the Seller Parties and the Group Companies of this Agreement and the Ancillary Documents and the consummation by the Seller Parties of the transactions contemplated hereby and thereby.

          SECTION 3.8. Compliance with Law; Governmental Authorizations. None of the Group Companies is in violation of any Governmental Order or Law applicable to them or any of their respective properties, except where any such violation would not reasonably be expected to have a Material Adverse Effect.

          SECTION 3.9. Licenses. Each of the Group Companies has obtained all material licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Governmental Authorities necessary for the conduct of the Business and such licenses, consents, authorizations, approvals, orders, certificates or permits contain no materially burdensome restrictions or conditions. To the Knowledge of the Seller Parties, no regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits and each of the Group Companies is in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits.

          SECTION 3.10. Litigation. There are no suits, actions, arbitrations, proceedings or investigations pending or, to the Knowledge of the Seller Parties, threatened against any of the Seller and the Group Companies.

          SECTION 3.11. Absence of Certain Changes. Except as set forth in
Schedule 3.11 or as contemplated by this Agreement, the Business has been conducted only in the ordinary course consistent with past practice in all material respects. Without limiting the generality of the foregoing, except as set forth in Schedule 3.11, and as otherwise contemplated by this Agreement, since the Balance Sheet Date there has not been:

          (a) any material damage, destruction or loss (whether or not covered by insurance) affecting the business or assets of the Group Companies, individually or taken as a whole;

          (b) any sale, purchase, option, subscription, warrant, call, commitment or agreement of any character granted or made by any of the Group Companies in respect of its capital stock or other equity interests;

          (c) any declaration, setting aside or payment of any dividend or other distribution in respect of any shares of capital stock of any Group Company or any repurchase, redemption or other acquisition by any Group Company of any outstanding shares of capital stock or other securities of, or other ownership interest in, any Group Company;

          (d) any material loans, advances or capital contributions to, or investments in, any Person or payment of any fees or expenses to any Seller Party or any Affiliate of any Seller Party;

          (e) any acquisition of assets or other disposition of assets by any of the Group Companies, excluding (i) any single acquisition or disposition of assets which does not exceed RMB 1,000,000, (ii) one or more acquisitions or dispositions of assets the aggregate value of which does not exceed RMB 2,000,000 and (iii) acquisitions of assets in the ordinary course of business and capital expenditures;

          (f) other than the Acquisitions, any merger or consolidation by any of the Group Companies with any Person;

          (g) capital expenditures by any of the Group Companies, which in the aggregate exceed RMB1,000,000;

          (h) any incurrence, assumption or guarantee of any indebtedness for borrowed money by any of the Group Companies other than intercompany loans from any of the Seller Parties or their subsidiaries in the ordinary course of business;

          (i) any Encumbrance of material assets of any of the Group Companies, other than Permitted Encumbrances;

          (j) any increase in the compensation of employees of any of the Group Companies other than in the ordinary course of business;

          (k) any loan made by any of the Group Companies to any director, officer or other member of senior management of any of the Group Companies other than travel and business expense advances which in the aggregate exceed RMB 500,000;

          (l) any material change in the accounting methods or practices followed by any of the Group Companies (other than such changes that have been required by Law or U.S. GAAP); or

          (m) any agreement or commitment by any of the Group Companies to do any of the foregoing.

          SECTION 3.12. Tax Matters. Except as set forth on Schedule 3.12:

          (a) (i) All income Tax Returns required to be filed by or on behalf of any Group Company have been accurately prepared in all material respects and filed in a timely manner (within any applicable extension periods) and are true, correct and complete in all material respects, (ii) all Taxes shown to be due on such Tax Returns have been timely paid in full or will be timely paid in full by the due date thereof, and the Group Companies have adequately provided for all Taxes for which they are required to provide, except where any failure to pay or underpayment would not reasonably be expected to have a Material Adverse Effect,
(iii) none of the Group Companies had liability for Taxes in excess of the accruals for Taxes reflected on the Financial Statements and (iv) no material claims are being asserted in writing with respect to any Taxes of any of the Group Companies;

          (b) Each of the Group Companies is and has been in compliance with all applicable Laws relating to the payment, withholding and exemptions of Taxes and has duly and timely withheld from employee salaries, wages and other compensation and has paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable Laws, except where any such noncompliance would not reasonably be expected to have a Material Adverse Effect;

          (c) Seller Parties have made available to Buyer complete copies of (i) all material income Tax Returns of the Group Companies relating to the taxable periods ending after January 1, 2000, (ii) the portions of any audit report issued within the last five (5) years relating to any adjustments of any Group Company and (iii) all applications to qualify for Tax exemptions;

          (d) No submissions made to any Government Authority in connection with obtaining its Tax exemptions contained any misstatement or omission that would have affected the granting of its Tax exemptions.

          (e) No claim has been made by any taxing authority in any jurisdiction where each Group Company does not file Returns that it is or may be subject to Tax by that jurisdiction. No extensions or waivers of statutes of limitations with respect to any Tax Returns have been given by or requested from any Group Company. There are no audits or investigations by any taxing authority of any of the Group Companies in progress nor, to the Knowledge of the Seller Parties is there any pending or threatened audit or investigation by any Government Authority;

          (f) All deficiencies asserted or assessments made against any Group Company as a result of any examinations by any taxing authority have been fully paid and no rationale underlying a claim for Taxes has been asserted previously by any taxing authority that reasonably could be expected to be asserted in any other period;

          (g) No Group Company is a party to any tax indemnity, tax allocation or tax sharing or similar agreement or arrangement (whether or not written) pursuant to which it will have any obligation to make any payments after the First Closing; and

          (h) Other than Encumbrances, the effectiveness of which does not require notification or registration by any third party, there are no Encumbrances for Taxes upon the assets of any Group Company.

          SECTION 3.13. Officers, Employees and Labor.

          (a) Each of the Group Companies has complied in all material aspects with all applicable Laws relating to the employment of labor, including provisions thereof relating to wages, hours, social welfare, equal opportunity and collective bargaining. There is no organized labor strike, dispute, slowdown or claim pending, or to the Knowledge of the Seller Parties, threatened, against or affecting any of the Group Companies. None of the Group Companies has any Contract with any labor union.

          (b) None of the employees of the Group Companies is obligated under any Contract, or subject to any Governmental Order, that would interfere with the use of his or her best efforts to promote the interests of the Group Companies, that would conflict with the Business as proposed to be conducted or that would prevent such officers, employees or consultants from assigning to a Group Company inventions conceived or reduced to practice or copyrights for materials developed in connection with services rendered to the Group Company. The following will not conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any Contract under which any of such employees is now obligated: (i) the execution, delivery and performance of any of this Agreement and the Ancillary Documents; (ii) the carrying on of any Group Company's business by the employees thereof; and (iii) the conduct of the Business of any Group Company as currently conducted or as proposed to be conducted. To the Knowledge of the Seller Parties, it is not nor will it be necessary to utilize any inventions of any employees of the Group Companies (or people or the Group Companies currently intend to hire) made prior to or outside the scope of their employment by the Group Companies.

          (c) None of the execution, delivery and performance of any of this Agreement and the Ancillary Documents will (either alone or upon the occurrence of any additional or subsequent event) constitute an event under any benefit plan or individual agreement that will or may result in any payment (whether of severance pay or otherwise), acceleration, vesting or increase in material benefits with respect to any employee, former employee, consultant, agent or director of the Group Companies.

          (d) Except as required by applicable laws and regulations, none of the Group Companies has any obligation to provide retirement, death or disability benefits to any of the present or past employees of the Group Companies, or to any other person.

          (e) None of the Seller Parties and the businesses or entities operated or owned by the Seller Parties, nor, to the Knowledge of the Seller Parties, any of their respective officers, directors, supervisors, managers or employees have, directly or indirectly, owned any interest, in any entity, or have entered into any transactions, that may compete with the Group Companies, or are otherwise involved in the Business.

          (f) Except as disclosed in Schedule 3.13, (i) no material labor dispute, work stoppage, slow down, strike or other conflict with the employees of any of the Group Companies exists or, to the Knowledge of the Seller Parties, is threatened or contemplated against the Group Companies; (ii) none of the Group Companies is engaged in any unfair labor practice (iii) there is no unfair labor practice complaint pending or, to the Knowledge of the Seller Parties, threatened against any of the Group Companies before any competent Governmental Agency, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened; and (iv) there has been no violation of any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the British Virgin Islands, the PRC, Hong Kong, the United States or any other jurisdiction applicable to any of the Group Companies relating to discrimination in the hiring of employees, social welfare benefits, equal opportunity, collective bargaining, promotion or pay of employees, applicable wage or hour laws, the payment or withholding of payroll or similar taxes for employees, or any other applicable law or regulation concerning the employees of the Group Companies, except, in the case of (iv) above, where any such violation would not reasonably be expected to have a Material Adverse Effect.

          SECTION 3.14. Loans. Except as described in the Structure Agreements and Schedule 3.14, none of the Group Companies has, directly or indirectly: (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Seller Parties and the Group Companies, or to or for any family member or Affiliate of any director or executive officer of the Seller Parties and the Group Companies; or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Seller Parties and the Group Companies, or any family member or Affiliate of any director or executive officer, which loan was outstanding as of the date hereof.

          SECTION 3.15. Prohibited Payments. None of the Group Companies, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Group Companies, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to a political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          SECTION 3.16. Share Option and Other Plans.

          (a) Except as set forth on Schedule 3.16, none of the Group Companies has any pension, profit sharing, stock option, employee stock purchase or other plan providing for incentives or other compensation to employees (aside from any salary payable in thereto in the ordinary course), or any other employee benefit plan. Seller has delivered to Buyer true, correct and complete copies of all documents, summary plan descriptions, insurance Contracts, third party administration Contracts and all other documentation of the Group Companies created to embody all benefit plans, plus descriptions of any benefit plans that have not been reduced to writing.

Except for required contributions or benefit accruals for the current plan year, no material liability has been or is expected to be incurred by any of the Group Companies under or pursuant to any applicable Law relating to benefit plans and, to the Knowledge of Seller Parties, no event, transaction or condition has occurred or exists that could result in any such liability to any of the Group Companies. Each of the benefit plans listed in Schedule 3.16 is and has at all times been in compliance in all material respects with all applicable provisions of applicable Law.

          (b) Schedule 3.16 sets for all outstanding share options of Seller. All outstanding share options of InfoAchieve have been cancelled.

          SECTION 3.17. Intellectual Property.

          (a) The Group Companies have rights or rights to acquire on commercially reasonable terms all Intellectual Property material to the Business, including any Intellectual Property held by any senior management of the Group Companies, as set forth in Schedule 3.17.

          (b) None of the Group Companies has taken any action or failed to take any action that could reasonably be expected to result in the abandonment, cancellation, forfeiture, relinquishment, invalidation or unenforceability of any of the registered Intellectual Property material to the Business (including the failure to pay any filing, examination, issuance, post registration and maintenance fees, annuities and the like and the failure to disclose any known material prior art in connection with the prosecution of patent applications). Each Group Company has taken all reasonable steps in accordance with standard industry practices to protect its rights in its Intellectual Property and at all times has maintained the confidentiality of all information that constitutes or constituted a trade secret of each Group Company.

          (c) The material licenses licensed to any Group Company by a third party licensor are in full force and effect, and none of the Group Companies is in default under any of such licenses, and no Person who is a party to any of such licenses has exercised any termination rights with respect thereto.

          (d) (i) No Group Company is a party to any pending legal proceedings which involve a claim of infringement, unauthorized use, or violation of any intellectual property right by any Person against such Group Company or challenging the ownership, use, validity or enforceability of, any material Intellectual Property owned by or exclusively licensed to such Group Company, and (ii) no Group Company has received any notice or claim challenging a Group Company ownership of any of the Intellectual Property owned (in whole or in part), nor to the Knowledge of Seller Parties is there a reasonable basis for any claim that a Group Company does not so own any of such Intellectual Property. All of each Group Company's rights in and to material Intellectual Property owned by such Group Company are valid and enforceable. No Intellectual Property owned by or licensed to the Group Companies is subject to any outstanding order, judgment or decree restricting the use or licensing thereof by the Group Companies.

          (e) To the Knowledge of Seller Parties, no Person is infringing, violating, misusing or misappropriating any material Intellectual Property owned by any Group Company, and no written claims have been made against any Person by any Group Company.

          (f) The consummation of the transactions contemplated hereby and thereby will not result in the loss or impairment of Buyer's right to own or use any of the material Intellectual Property owned by any Group Company.

          SECTION 3.18. Contracts.

          (a) Except as set forth on Schedule 3.18, none of the Group Companies is bound by (i) any Contract which contains restrictions with respect to payment of dividends or any other distribution in respect of its capital stock, partnership interests or membership interests, (ii) any Contract requiring the applicable Group Company to make future capital expenditures in excess of RMB 500,000 (either individually or in the aggregate), (iii) any Contract relating to indebtedness of the applicable Group Company, (iv) any loan or advance by a Group Company to, or investment by a Group Company in, any Person, in each case, which involves an amount in excess of RMB500,000, or any agreement, contract or commitment relating to the making of any such loan, advance or investment, (v) any Contract with a Group Company, or any management, service, consulting or any other similar type of Contract requiring payment of fees in excess of RMB500,000 per year, (vi) any material warranty, guaranty or similar undertaking with respect to contractual performance extended by any Group Company other than in the ordinary course of business, (vii) any material Contract that cannot be terminated by a Group Company that is a party to such Contract without liability upon less than ninety (90) days' notice, (viii) any collective bargaining agreement with any labor union or other representative of employees, (ix) any Contract that governs any joint venture, partnership or other cooperative arrangement or any other relationship involving a sharing of profits, (x) any Contract that would result in the merger with or into or consolidation into another Person, (xi) any Contract for the sale of any of the assets of any Group Company or for the grant to any Person of any preferential rights to purchase any of its assets, (xii) any Contract that requires a consent to or otherwise contains a provision relating to a "change in control", or that would prohibit or delay the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, (xiv) any Contract with any Governmental Authority, or
(xv) any material amendment, modification or supplement in respect of any of the foregoing made other than in the ordinary course of business consistent with past practice (each of (i)-(xv), a "Material Contract").

          (b) True and correct copies (or, if oral, written summaries) of each of the Material Contracts have been made available to the Buyer.

          (c) Except as set forth in Schedule 3.18, each Material Contract is in full force and effect, and is a valid and binding agreement of the relevant Group Company and each of the other parties thereto, enforceable against the Group Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at Law) and an implied covenant of good faith and fair dealing. Except as set forth on
Schedule 3.18, no condition exists or event has occurred that (whether with or without notice or lapse of time or both) would constitute a default by (x) any of the Group Companies under any Material Contract or (y) to the Knowledge of the Seller Parties, any other party to any Material Contract.

          SECTION 3.19. Frame Placement Contracts.

          (a) For each location where any Group Company maintains a frame display (a "Frame Unit") with respect to which the Group Company has the right to sell advertising time to third-parties, the Group Company has entered into a Contract (a "Frame Placement Contract") with the owner or manager of the building in which the Frame Unit is located or with a third-party who has secured the rights to such location from the owner or manager of the building where the Frame Unit is located, securing the location of the Frame Unit for such purposes. Except for the Acquired Business, each Frame Placement Contract is substantially in the form of Framedia Advertising's standard frame placement contract, a copy of which has been provided to Buyer.

          (b) Each of the Group Companies which is a party to and, to the knowledge of the Seller Parties, each of the other parties to, the Frame Placement Contracts has full power, authority and legal right to enter into, execute, adopt, assume, issue, deliver and perform their respective obligations under each of the Frame Placement Contracts to which they are a party, and has authorized, executed and delivered each of the Frame Placement Contracts to which they are a party, and such obligations constitute valid, legal and binding obligations enforceable against each of them in accordance with the terms of each of the Frame Placement Contracts. Each Frame Placement Contract is in proper legal form under PRC laws and regulations for the enforcement thereof against each of the parties thereto in the PRC without further action by any of them. The execution, delivery and performance of each Frame Placement Contract by the parties thereto did not and is not reasonably expected to (A) result in any violation of the business license, articles of association, other constitutional documents (if any) or permits of the Group Companies or, to the Knowledge of the Seller Parties, any of the other parties thereto; (B) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC as in effect as of the date hereof, including without limitation, any applicable building or zoning ordinances, covenants, or restrictions; or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any other Contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument in effect as of the date hereof to which any of them is a party or by which any of them is bound or to which any of their property or assets is subject, except with regard to (B) and (C) above, any such violation, penalty, conflict, breach or default as would not reasonably be expected to result in a Material Adverse Effect.

          (c) Each Frame Placement Contract is in full force and effect and none of the Group Companies which is a party to or, to the Knowledge of the Seller Parties, the other parties to, any Frame Placement Contract is in breach or default in the performance or observance of any of the terms or provisions thereof. None of the parties to any Frame Placement Contract has sent or received any communication regarding termination of, or intention not to renew, any of the display placement agreements, and no such termination or non-renewal has been threatened by any of the parties thereto, except where any such termination or non-renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No breach or default, alleged breach or default, or event which would (with the passage of time, notice or both) constitute a breach or default under any of the Frame Placement Contracts by any Group Company, as the case may be, or any other party or obligor with respect thereto, has occurred or as a result of this Agreement or any Ancillary Document, or the performance hereof or thereof, will occur, except where such breach, default or event would not reasonably be expected to have a Material Adverse Effect.

          (d) Each Group Company has rights of access sufficient to install, replace, upgrade, inspect, maintain, monitor and repair the frame displays that are intended to be placed in the locations contemplated by each Frame Placement Contract to which it is a party. Other than Framedia Advertising and Guangdong Shiji Shenghuo Advertising Co., Ltd., none of Seller and the other Group Companies is a party to any Frame Placement Contracts.

          (e) Consummation of the transactions contemplated by this Agreement and the Ancillary Documents will not (and will not give any Person a right to) terminate or modify any rights of, or accelerate or augment any obligation of, any Group Company under any Frame Placement Contract.

          SECTION 3.20. Certain Transactions. Except as set forth in Schedule 3.20, (i) none of the Group Companies is indebted, either directly or indirectly, to any Related Party in any amount whatsoever, other than for payment of salary for services rendered and reasonable expenses, (ii) no Related Party is indebted to any of the Group Companies or has any direct or indirect ownership interest (other than as a result of any ownership interest held in the Company) in any of the Group Companies, (iii) no Related Party has any direct or indirect ownership interest, or contractual relationship, with any Person with which any of Group Companies has a business relationship or any Person which, directly or indirectly, competes with any of the Group Companies, and (iv) no Related Party is, directly or indirectly, a party to or otherwise an interested party with respect to any Contract (or, to the Knowledge of any Seller Party, any oral Contract) with any Group Company.

          SECTION 3.21. Structure Agreements. Schedule 3.21 sets forth all of the Structure Agreements, which constitute all of the agreements, contracts and instruments enabling InfoAchieve to control and consolidate with its financial statements each Group Company.

          SECTION 3.22. Acquisitions. (a) Schedule 3.22A sets forth all of the companies, entities, businesses, assets, liabilities and obligations acquired by the Group Companies in connection with the Acquisitions. Schedule 3.22A sets forth all of the agreements, Contracts and instruments entered into by the Group Companies in connection with the Acquisitions.

          (b) Except for the transfer ("Residual Transfer") from an Acquired Business to any of the Group Companies of any agreements relating to the placement of frames in elevators and elevator bank areas, each of the Acquisitions has been consummated and completed pursuant to the applicable Acquisition Agreements. Schedule 3.22B hereto includes all of the agreements relating to the placement of frames in elevator and elevator bank areas that have been transferred from the Acquired Businesses to the Group Companies as of the date of such schedule.

          (c) Each of the Group Companies which is a party to and, to the Knowledge of the Seller Parties, each of the other parties to, any of the Acquisition Agreements has full power, authority and legal right to enter into, execute, adopt, assume, issue, deliver and perform its respective obligations under each of the Acquisition Agreements to which it is a party, and has authorized, executed and delivered each of the Acquisition Agreements to which they are a party, and such obligations constitute valid, legal and binding obligations enforceable against such party in accordance with the terms of each of the Acquisition Agreements. Each of the Acquisition

Agreements is in proper legal form under relevant laws and regulations for the enforcement thereof against each of the parties thereto without further action by any of them. The execution, delivery and performance of each of the Acquisition Agreements by the parties thereto, and the consummation of the transactions contemplated thereunder (taken individually or together as a whole), did not and are not reasonably expected to (A) result in any violation of the business license, articles of association, other constitutional documents (if any) or permits of the Group Companies or, to the Knowledge of the Seller Parties, any of the other parties thereto each as in effect as of the date hereof; (B) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC each as in effect as of the date hereof; or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any other contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument each as in effect as of the date hereof to which any of them is a party or by which any of them is bound or to which any of their property or assets is subject, except with regard to (B) and (C) above, any such violation, penalty, conflict, breach or default as would not reasonably be expected to result in a Material Adverse Effect. Except for any of the payments (a "Residual Payment") set forth in Schedule 3.22C and the Residual Transfers, all of the parties to the Acquisition Agreements have fully performed all of their obligations under each of the Acquisition Agreements to which they are a party and all the transactions contemplated under each of the Acquisition Agreements have been consummated in accordance with the terms thereof, including without limitation registration with the relevant PRC governmental authorities necessary to make the Acquisitions effective under PRC laws and regulations.

          SECTION 3.23. Compliance with Laws.

          (a) Except as set forth in Schedule 3.23, each of the Group Companies is, and at all times has been, in full compliance with all applicable Laws except where any such noncompliance would not reasonably be expected to have a Material Adverse Effect.

          (b) No event has occurred or circumstance exists that (with or without notice or lapse of time) (i) may constitute or result in a violation by any of the Group Companies of, or a failure on the part thereof to comply with, any applicable Law where any such violation or failure would reasonably expected to have a Material Adverse Effect, or (ii) may give rise to any obligation on the part of any of the Group Companies to undertake, or to bear all or any portion of the cost of, any remedial action of any nature and any such obligation would reasonably be expected to have a Material Adverse Effect. None of the Group Companies has received any notice or other communication (whether oral or written) from any Governmental Authority regarding (x) any actual, alleged, or potential violation of, or failure to comply with, any applicable Law, or (y) any actual, alleged, or potential obligation on the part of any Group Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

          (c) None of the Group Companies or any director, officer, agent, employee, or any other Person associated with or acting for or on behalf of the foregoing, has offered, paid, promised to pay, or authorized the payment of any money, or offered, given a promise to give, or authorized the giving of anything of value, to any Government Official, to any political party or official thereof or to any candidate for political office (or to any Person where such Group Company, director, officer, agent, employee or other Person knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, political party, party official, or candidate for political office) for the purposes of:

               (i) (x) influencing any act or decision of such Government Official, political party, party official, or candidate in his or its official capacity, (y) inducing such Government Official, political party, party official or candidate to do or omit to do any act in violation of the lawful duty of such Government Official, political party, party official or candidate, or (z) securing any improper advantage, or

               (ii) inducing such Government Official, political party, party official, or candidate to use his or its influence with any Government Authority to affect or influence any act or decision of such Government Authority, in order to assist such Group Company in obtaining or retaining business for or with, or directing business to any Group Company.

          (d) To the Knowledge of Seller Parties, none of the beneficial owners of any interest in any Group Company is a Government Official.

          SECTION 3.24. Environmental Matters.

          (a) Except as set forth in Schedule 3.24, each of the Group Companies is in compliance with all Environmental Laws, except where any such noncompliance would not reasonably be expected to have a Material Adverse Effect;

          (b) None of the Group Companies has received any Environmental Claim or notice of any threatened Environmental Claim;

          (c) None of the Group Companies has entered into, has agreed to, or is subject to, any decree or order or other similar requirement of any Governmental Authority under any Environmental Laws; and

          (d) None of the Group Companies has Released Hazardous Materials into the environment in violation of Environmental Laws or in a manner that would reasonably be expected to result in material liability under Environmental Laws, and to the Knowledge of the Seller Parties, no other Person has Released Hazardous Materials into the environment at any property currently owned or operated by any of the Group Companies in violation of Environmental Laws or in a manner that would reasonably be expected to result in material liability to any of the Group Companies under Environmental Laws.

          SECTION 3.25. Insurance. None of the Group Companies maintains any insurance policies under its respective name.

          SECTION 3.26. Personal Property Assets.

          (a) Except as set forth in Schedule 3.26, each of the Group Companies has good title to, or holds by valid and existing lease or license, all the material tangible personal property assets reflected as assets of the Group Companies on or assets acquired after the Balance Sheet Date, free and clear of all Encumbrances except for Permitted Encumbrances.

          (b) The Group Companies own, or have valid leasehold interests in, all material tangible personal property assets necessary for the conduct of the Business as currently conducted and all such assets are in reasonably good maintenance, operating condition and repair, normal wear and tear excepted, other than machinery and equipment under repair or out of service in the ordinary course of business.

          SECTION 3.27. Real Property.

          (a) Leased Properties. Schedule 3.27 lists all real property leased or subleased by any of the Group Companies. The Seller Parties have made available to Buyer correct and complete copies of the leases and subleases covering the properties listed in Schedule 3.27. With respect to each lease and sublease and except as otherwise specified in Schedule 3.27:

               (i) such lease or sublease is in full force and effect, in all material respects;

               (ii) (A) no party to the lease or sublease is in material default beyond any applicable notice, grace or cure period and (B) none of the Group Companies has received a notice of default with respect to such lease or sublease; and

               (iii) no such lease or sublease has been mortgaged, deeded in trust or encumbered by the Group Companies.

          (b) Land Use Rights. None of the Group Companies owns or has legal or equitable title or other right or interest in any real property.

          SECTION 3.28. No State Assets. None of the assets of the Group Companies constitute state-owned assets and, inasmuch, are not required to undergo any form of valuation under applicable Law in the PRC governing the transfer of state-owned assets prior to the consummation of the transactions contemplated herein or in any of the Ancillary Documents.

          SECTION 3.29. Brokers. Except as set forth in Schedule 3.29, no finder, broker, agent, financial advisor or other intermediary has acted on behalf of the Seller Parties, the Group Companies or any of their respective Affiliates in connection with the negotiation or consummation of this Agreement or the Ancillary Documents, or any of the transactions contemplated hereby or thereby. All such negotiations or the consummation of this Agreement or the Ancillary Documents or any of the transactions contemplated hereby or thereby will not give rise to any valid claim against any Group Company or Buyer for any brokerage or finder's commission, fee or similar compensation.

          SECTION 3.30. Seller Corporate Documents.

          (a) Each of the parties to the Seller Corporate Documents has full power, authority and legal right to enter into, execute, adopt, assume, issue, deliver and perform their respective obligations thereunder to which they are a party, and has authorized, executed and delivered each of the Seller Corporate Documents to which they are a party, and such obligations constitute valid, legal and binding obligations enforceable against each of them in accordance with the terms thereof. The execution, delivery and performance of each Seller Corporate Documents by the parties thereto did not and will not (A) result in any violation of the business license, articles of association, other constitutional documents (if any) or permits of any of the parties thereto; (B) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC and the British Virgin Islands, including without limitation, any applicable building or zoning ordinances, covenants, or restrictions; or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any other Contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their property or assets is subject, except with regard to (B) and (C) above, any such violation, penalty, conflict, breach or default as would not reasonably be expected to result in a Material Adverse Effect.

          (b) Each Seller Corporate Document is in full force and effect and none of the parties thereto is in breach or default in the performance or observance of any of the terms or provisions thereof. None of the parties to any Seller Corporate Document has sent or received any communication regarding termination of, or intention not to renew, any of the Seller Corporagte Agreements, and no such termination or non-renewal has been threatened by any of the parties thereto. No breach or default, alleged breach or default, or event which would (with the passage of time, notice or both) constitute a breach or default under any of the Seller Corporate Documents by any of the parties thereto, or any other party or obligor with respect thereto, has occurred or as a result of this Agreement or any Ancillary Document, or the performance hereof or thereof, will occur.

          (c) Consummation of the transactions contemplated by this Agreement and the Ancillary Documents will not (and will not give any Person a right to) terminate or modify any rights of, or accelerate or augment any obligation of, any of the parties under the Seller Corporate Documents.

          SECTION 3.31. Disclosure. The Seller Parties and the Group Companies have fully provided Buyer with all the information that Buyer has requested. None of this Agreement, the Ancillary Documents or any other statements or certificates or other materials made or delivered, or to be made or delivered to Buyer in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading. No representation or warranty by the Seller Parties in this Agreement or in any Ancillary Document and no information or materials provided by the Group Companies or the Seller Parties to the Buyer in connection with its due diligence investigation of the Group Companies or the negotiation and execution of this Agreement or in any Ancillary Documents contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances in which they are made, not misleading.

                                  ARTICLE III.A
        REPRESENTATIONS AND WARRANTIES OF THE NON-MANAGEMENT SHAREHOLDERS

          Each of the Non-Management Shareholders, severally and not jointly, represents and warrant to Buyer as follows:

          SECTION 3A.1. Due Organization, Good Standing and Power. (a) Seller is a company duly organized, validly existing and in good standing under the laws of the British Virgin Islands.

          SECTION 3A.2. Authorization, Enforceability. Such Non-Management Shareholder that is not an individual has been duly organized, is validly existing, and is in good standing in its jurisdiction of organization, has the corporate power and authority to execute and deliver this Agreement and the Ancillary Documents to which it is a party and perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Ancillary Documents to which it is a party by such Non-Management Shareholder and the performance by each of them of their respective obligations hereunder and thereunder have been duly authorized by all necessary corporate action on the part of each such party. Each of this Agreement and the Ancillary Documents to which it is a party has been duly executed and delivered by such Non-Management Shareholder and, assuming due authorization, execution and delivery by the other party/parties thereto, constitutes a valid and binding agreement of such Non-Management Shareholder, enforceable against each of them in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at Law).

          SECTION 3A.3. No Approvals or Conflicts. Except as set forth in
Schedule 3A.3, the execution, delivery and performance by such Non-Management Shareholder of this Agreement and the Ancillary Documents to which it is a party, and the consummation by such Non-Management Shareholder of the transactions contemplated hereby and thereby do not and will not (i) violate, conflict with or result in a breach by such Non-Management Shareholder of the organizational documents of such Non-Management Shareholder, (ii) violate, conflict with or result in a breach of, or constitute a default by such Non-Management Shareholder (or create an event which, with notice or lapse of time or both, would constitute a default) or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrance upon such properties of such Non-Management Shareholder or on the Shares under, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement or other instrument to which such Non-Management Shareholder or any of their respective properties may be bound,
(iii) violate or result in a breach of any Governmental Order or Law applicable to such Non-Management Shareholder or any of their respective properties or (iv) require any order, consent, approval or authorization of, or notice to, or declaration, filing, application, qualification or registration by the Non-Management Shareholder with, any Governmental Authority, except in the cases of (ii), (iii) and (iv) above, where such violation, conflict, breach, default, termination, acceleration, cancellation or failure to give notice, register or obtain approval would not reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 3A.3, no Governmental Authorizations are required for the execution, delivery and performance by such Non-Management Shareholder of this Agreement and the Ancillary Documents and the consummation by such Non-Management Shareholder of the transactions contemplated hereby and thereby.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF BUYER

          Buyer hereby represents and warrants to the Seller Parties as follows:

          SECTION 4.1. Organization. Buyer is a corporation duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. Buyer has all requisite corporate power and authority to own its assets and to carry on its business as now being conducted by it and is duly qualified or licensed to do business and is in good standing in the jurisdictions in which the ownership of its property or the conduct of its business requires such qualification or license, except where the failure to be so qualified or licensed would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the ability of the Buyer to consummate the transactions contemplated by this Agreement and by the Ancillary Documents to which it is a party.

          SECTION 4.2. Authorization, Enforceability. Buyer has the corporate power and authority to execute and deliver this Agreement and the Ancillary Documents to which it is a party and perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Ancillary Documents to which it is a party by the Buyer and the performance by it of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action on the part of Buyer and no other corporate or stockholder proceedings or actions are required to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Buyer and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and binding agreement of the Buyer, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at Law).

          SECTION 4.3. No Approvals or Conflicts. The execution, delivery and performance by the Buyer of this Agreement and the Ancillary Documents to which it is a party and the consummation by the Buyer of the transactions contemplated hereby and thereby do not and will not (i) violate, conflict with or result in a breach by the Buyer of the certificates of incorporation, by-laws or equivalent documents of the Buyer, (ii) violate, conflict with or result in a breach of, or constitute a default by the Buyer (or create an event which, with notice or lapse of time or both, would constitute a default) or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrance upon any of the properties of the Buyer under, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement or other instrument to which the Buyer or any of its properties may be bound, (iii) violate or result in a breach of any Governmental Order or Law applicable to the Buyer or any of its properties or (iv) require any order, consent, approval or authorization of, or notice to, or declaration, filing, application, qualification or registration with, any Governmental Authority, except, with respect to the foregoing clauses (ii),
(iii) and (iv) above, as would not, individually or in the aggregate, reasonably be likely to have a material adverse effect on the ability of the Buyer to consummate the transactions contemplated by this Agreement and by the Ancillary Documents to which it is a party.

          SECTION 4.4. Validity of Share Consideration. The FM Ordinary Shares issuable as the Initial Share Consideration, the Share Option Buy-out Consideration, the Remaining Share Consideration, the Residual Share Consideration, the Change in Control Share Consideration and the Dismissal Share Consideration will be duly authorized for issuance and, when issued and delivered in accordance with the provisions of this Agreement, will be validly issued and fully paid and nonassessable and free from any Encumbrance; and the issuance of such shares will not be subject to preemptive or other similar rights and such delivery will convey to Seller good and valid title to such FM Ordinary Shares, free and clear of any and all Encumbrances (other than any lock-up arrangements contemplated in any Lock-up Agreement).

          SECTION 4.5. SEC Filings. Buyer has filed all documents required to be filed by it with the U.S. Securities and Exchange Commission (the "SEC") since January 1, 2005 (the "Buyer SEC Documents"). As of their respective dates, the Buyer SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations thereunder, and none of the Buyer SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the certifications of the chief executive officer and chief financial officer of Buyer required under the Exchange Act, and the rules and regulations thereunder, with respect to the Buyer SEC Documents complied in all material respects with the requirements thereof. The consolidated financial statements of Buyer included in the Buyer SEC Documents (a) have been prepared from the books and records of Buyer and its subsidiaries, (b) complied as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been, and will be, prepared in accordance with GAAP consistently applied throughout the periods involved (except as may be indicated therein or in the notes thereto) and (c) present fairly in all material respects the consolidated financial position, results of operations and cash flows of Buyer and its consolidated subsidiaries as of the dates or for the periods indicated therein, subject, in the case of the unaudited statements, to normal year-end audit adjustments (which are not, individually or in the aggregate, material to Buyer) and the absence of footnote disclosure.

          SECTION 4.6. No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV, neither the Buyer nor any other Person makes any other express or implied representation or warranty to the Seller Parties.

                                    ARTICLE V
                            COVENANTS AND AGREEMENTS

          SECTION 5.1. Conduct of Business Prior to a Closing.

          (a) Without the consent of the Buyer, except as contemplated by the 2006 Business Plan attached hereto as Schedule 5.1, from and after the date of this Agreement and until the Earnout Closing, the Company shall cause the Group Companies to (i) conduct the Business in all material respects in the ordinary course of business consistent with past practice, (ii) not expand or change the scope of the Business and (iii) use their commercially reasonable efforts to maintain satisfactory relationships with suppliers, customers and others having material business relationships with them. Except as contemplated by this Agreement and except as set forth on Schedule 5.1, the Company shall cause the Group Companies to not do any of the following without the prior written consent of the Buyer:

          (i) except for purchases and sales by a Group Company to or from another Group Company, purchase, sell or issue any of their capital stock or other equity interests or grant or make any option, subscription, warrant, call, commitment or agreement of any character in respect of their capital stock or other equity interests;

          (ii) issue or pay any dividends other than to any of the Group Companies;

          (iii) conduct any split, recombination or reclassification or issuance of capital stock;

          (iv) sell or otherwise dispose of assets with value in the aggregate in excess of RMB 100,000, excluding sales of assets in the ordinary course of business;

          (v) acquire assets having an aggregate value exceeding RMB 100,000, excluding (A) acquisitions in the ordinary course of business and
               (B) capital expenditures permitted by clause (vii) below;

          (vi) other than the Acquisitions, merge or consolidate with any Person;

          (vii) prior to the First Closing Date, make capital expenditures in excess of RMB10,000,000 in aggregate;

          (viii) incur, assume or guarantee any indebtedness for borrowed money other than intercompany loans from any of the Seller Parties or their subsidiaries in the ordinary course of business;

          (ix) incur any Encumbrance of material assets, other than Permitted Encumbrances;

          (x) increase the compensation of employees of the Group Companies other than (A) in the ordinary course of business or (B) as required by any agreement in effect as of the date hereof or as required by Law;

          (xi) make any material change in the accounting methods or practices followed by any of the Group Companies (other than such changes that have been required by Law or U.S. GAAP);

          (xii) enter into any contract that restricts the Group Companies from engaging in any line of business in any geographic area or competing with any Person that materially impairs the operation of the business of the Group Companies, individually or taken as a whole;

          (xiii) enter into any partnership, limited liability company or joint venture agreement;

          (xiv) terminate or make any material amendment to a Material Contract;

          (xv) other than (A) in the ordinary course of business, (B) as required by any agreement in effect as of the date hereof or (C) as required by Law, enter into, adopt or amend any employment agreement or employee benefit plan with or for the benefit of any of its employees;

          (xvi) enter into any collective bargaining agreements except for renewals for expired agreements;

          (xvii) purchase, cancel or terminate any insurance policy naming any of the Group Companies as a beneficiary or a loss payee;

          (xviii) subject to the provision of Section 7.17 hereof, amend any of its organizational documents; or

          (xix) agree or commit to do any of the foregoing.

          (b) For purposes of this Agreement, the term "commercially reasonable efforts" shall not be deemed to require any Person to give any guarantee or other consideration of any nature, including in connection with obtaining any consent or waiver or to consent to any change in the terms of any agreement or arrangement.

          (c) During the period commencing on the date hereof and ending on the First Closing Date, the Seller Parties will cause the Group Companies to afford Buyer and its counsel, accountants and other authorized representatives, during normal business hours, upon reasonable advance notice to the officers, directors, employees, accountants and other advisors and agents, properties, books, records and contracts of the Group Companies, provided that such access does not interfere with normal business operations. The parties hereto agree that the provisions of the Confidentiality Agreement shall continue in full force and effect following the execution and delivery of this Agreement. All information obtained by the Buyer and its counsel, accountants and representatives pursuant to this Section 5.1(c) shall be kept confidential in accordance with the Confidentiality Agreements. Unless otherwise required by applicable Law, each of the NewCo Shareholders hereby agrees and the Seller Parties shall cause the Acquired Business Shareholders that each of the NewCo Shareholders and the Acquired Business Shareholders shall, and shall cause its and the Acquired Business Shareholders' respective officers, directors, employees, auditors and agents to, hold in confidence all non-public information acquired from Buyer pursuant to this Section 5.1 to the same extent as Buyer is required to do so with respect to information received by Buyer pursuant to the Confidentiality Agreement.

          (d) Within sixty (60) days immediately following the Determination Date, the Seller Parties shall cause Shenzhen Frame Advertising Co., Ltd. and Beijing Frame Advertising Co., Ltd. to cease their business operations, cancel their respective business licenses and registrations, and \ dissolve these legal entities.

          SECTION 5.2. Filings and Consents. Each of the Seller Parties and the Group Companies, on the one hand, and the Buyer, on the other hand, shall use all commercially reasonable efforts to obtain and to cooperate in obtaining any consent, approval, authorization or order of, and in making any registration or filing with, any Governmental Authority or other Person required in connection with the execution, delivery or performance of this Agreement, including any filings pursuant to (i) the HSR Act or any other antitrust regulation, (ii) the Securities Act and Exchange Act, and (iii) any other applicable filings or consents. To the extent feasible under applicable PRC laws and regulations, each NewCo Shareholder which is subject to any registration or approval requirements by the State Administration for Foreign Exchange ("SAFE") shall complete all necessary filings or registrations, or obtain all necessary approvals, required to comply with any rules or regulations of SAFE on or prior to the Determination Date. Each of the Seller Parties and the Non-Management Shareholders agrees that, with respect to any NewCo Shareholder and Acquired Business Shareholder that is a PRC resident (each a "SAFE Registrant"), unless and until Buyer has received sufficient documentation to its satisfaction from each such SAFE Registrant that such SAFE Registrant has completed all necessary filings or registrations required to comply with the rules and regulations of SAFE, Seller shall not release any FM Shares to any such SAFE Registrant, provided that, subject to the applicable Lock-up Agreement and U.S. securities laws and regulations, Seller shall be allowed to dispose of any FM Shares on the open market or otherwise and to deliver any resulting cash proceeds to any NewCo Shareholder who has failed to make the necessary SAFE filings or registrations prior to the Earnout Closing Date. Each of the Seller Parties and Buyer shall pay all filing fees required to be paid in connection with their respective filings to be made under each such foreign law or regulation.

          SECTION 5.3. Tax Matters; Cooperation; Preparation of Returns; Tax Elections.

          (a) The Seller Parties agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to any of the Group Companies (including access to books and records, employees, contractors and representatives) as is reasonably necessary for the filing of all Tax Returns, the making of any election related to Taxes, the preparation for any audit by any Taxing Authority, and the prosecution or defense of any claim, suit or proceeding relating to any Tax Return. The Seller Parties shall retain all books and records with respect to Taxes pertaining to the Group Companies until the expiration of all relevant statutes of limitations (and, to the extent notified by Buyer, any extensions thereof). At the end of such period, each party shall provide the other with at least ten days prior written notice before destroying any such books and records, during which period the party receiving such notice can elect to take possession, at its own expense, of such books and records.

          (b) The Company shall prepare, or cause to be prepared, all Tax Returns in respect of any of the Group Companies for any taxable year ending on or before the First Closing Date. The Seller Parties shall timely pay to the relevant Taxing Authority all Taxes due in connection with any such Tax Returns. The Buyer shall prepare, or cause to be prepared, all other Tax Returns in respect of the Group Companies, including for any taxable year ending on or after the First Closing Date which begins before the First Closing Date (a "Straddle Period").

          (c) The Seller Parties shall pay all transfer, documentary, sales, use, registration and other such Taxes (including all applicable real estate transfer Taxes, but excluding any Taxes based on or attributable to income or gains) and related fees (including any penalties, interest and additions to Tax) incurred in connection with this Agreement and the Ancillary Documents and the transactions contemplated hereby and thereby.

          SECTION 5.4. [Intentionally Omitted]

          SECTION 5.5. Employees; Benefit Plans. Nothing herein expressed or implied shall confer upon any of the employees of the Seller Parties, the Buyer, the Group Companies, or any of their Affiliates, any additional rights or remedies, including any additional right to employment, or continued employment for any specified period, of any nature or kind whatsoever under or by reason of this Agreement and the Ancillary Documents.

          SECTION 5.6. Non-Competition.

          (a) Other than IDG, each of the Seller Parties and the Non-Management Shareholders agrees that for a period of (i) three (3) years following the First Closing Date and (ii) one (1) year following the termination or expiration of the Service Agreement entered into between any of the Seller Parties and Buyer (or a Person designated by Buyer), whichever is later, it will not directly or indirectly engage or, other than CHEN Hong, WANG Gongquan and each of the shareholders (excluding Tan Zhi) of First Choice Investment Group Ltd., invest (other than investments of less than 1% of the equity securities of any company listed on a domestic or foreign securities exchange) in any Competitive Business; provided that the Liao Ning Branch of Beijing Yangguang Jiaxin Advertising Co., Ltd. (Chinese Character) shall be entitled to continue to conduct its business as currently operated and such operations shall not be deemed to constitute a Competitive Business.

          (b) Other than IDG, each of the Seller Parties and the Non-Management Shareholders agrees that for a period of (i) three (3) years following the First Closing Date and (ii) one (1) year following the termination or expiration of the Service Agreement entered into between the Seller Party and Buyer (or a Person designated by Buyer), whichever is later, it shall not, and shall cause its Affiliates not to, solicit, recruit or hire any person who at any time on or after the date of this Agreement is an employee of the Group Companies.

          (c) Each of the parties hereto acknowledges and agrees that the remedy at Law for any breach of the requirements of this Section 5.6 would be inadequate, and agrees and consents that without intending to limit any additional remedies that may be available, temporary and permanent injunctive and other equitable relief may be granted without proof of actual damage or inadequacy of legal remedy in any proceeding which may be brought to enforce any of the provisions of this Section 5.6.

          (d) In the event that the covenants contained in Sections 5.6(a) and
(b) are more restrictive than permitted by Law, the parties hereto agree that the covenants contained in Sections 5.6(a) and (b) shall be enforceable and enforced to the extent permitted by Law.

          SECTION 5.7. Related Party Accounts. (a) Other than as set forth in paragraph (b) below, prior to the December 31, 2005, all Related Party Accounts shall be cash-settled or extinguished, such that upon the First Closing there will be no Related Party Accounts outstanding. As used herein, "Related Party Accounts" means with respect to each Group Company (i) all related party receivables due to such Group Company from the Seller Parties and their Affiliates (other than the Group Companies), other than receivables for goods and services incurred in the ordinary course of business less (ii) all related party payables of such Group Company to the Seller Parties and their Affiliates (other than the Group Companies), other than payables for goods and services incurred in the ordinary course of Business.

          (b) The Seller Parties shall cause the Company to provide evidence satisfactory to Buyer that the Group Companies have paid down the Group Companies' debts and liabilities incurred in the course of operating the Business so that the Group Companies' total liabilities, including without limitation any debt, loan, shareholder loans and other payables (excluding expenses incurred pursuant to Section 10.1(a) hereof) as of December 31, 2005 shall not exceed the Group Companies' accounts receivable, cash, inventory and pre-payments as of the same date. The Seller Parties shall cause the Company to have sufficient cash to operate the Business as an ongoing concern in 2006; provided that Buyer agrees to provide cash ("Working Capital Credits") not to exceed the aggregate outstanding amount of US$3,000,000, which amount is in addition to the capital expenditure amount set forth on Schedule 5.8A hereto, for reasonable working capital needs of InfoAchieve in its normal business operations in 2006; provided further that the purpose and amount of the Working Capital Credits shall comply with the 2006 Business Plan. Seller or the Company shall submit written requests to receive Working Capital Credits for approval by Buyer, which approval shall not be unreasonably withheld. Buyer shall remit such Working Capital Credits to the Company as soon as practicable following Buyer's approval of each such request. Seller agrees that, if any shareholder loans remain outstanding immediately prior to the Earnout Closing Date, Seller will cause the relevant NewCo Shareholder to enter into an agreement with the relevant Group Companies in which such NewCo Shareholder shall agree to forgive such loans as have not been repaid prior to the Earnout Closing Date.

          (c) The Seller Parties shall cause InfoAchieve to provide operation revenue and net income data of InfoAchieve with respect to each calendar quarter of 2006 no later than fifteen days from the close of the previous calendar quarter.

          (d) If InfoAchieve fails to recognize 75% or more of the targeted quarterly net income under U.S. GAAP as set forth in Schedule 5.7 for two or more quarters of 2006, in lieu of such event constituting a breach of this Agreement by the Seller Parties, Buyer may use its discretion to discharge any member of the management of any of the Group Companies without any prior notice or other action of any Seller Party.

          (e) The Seller Parties agree that the Company shall meet each of the financial and operating criteria and targets and for each of the periods set forth in Schedule 5.7A; it being agreed by the parties hereto that failure to attain any such criteria or target shall not be deemed a breach of this Agreement.

          (f) To the extent any Seller Party is involved in the operation of the Business, such Seller Party agrees to comply with Buyer's Code of Ethics and other corporate governance documents customary of Nasdaq-listed companies.

          SECTION 5.8. Financial Accounts. (a) The Seller Parties agree to cause the Company to provide to Buyer the monthly management accounts of the Company, prepared using the same accounting standards and on the same bases as the Company's historical monthly accounts. The Seller Parties shall provide such monthly management accounts on a monthly basis until the Earnout Closing Date no later than ten (10) calendar days following the end of each month.

          (b) The Seller Parties agree to cause the Company to provide to Buyer quarterly management accounts of the Company. The Seller Parties shall provide such quarterly management accounts on a quarterly basis until the Earnout Closing Date no later than fifteen (15) calendar days following the end of each quarter.

          (c) Seller shall appoint Deloitte Touche Tohmatsu to review the quarterly management accounts described in paragraph (b) above.

          SECTION 5.9. Appointment of Management.

          (a) The Seller Parties agree to authorize Buyer to appoint a deputy financial controller for the Company on or following the First Closing Date.

          (b) The Seller Parties agree to authorize Buyer to appoint a deputy sales director and a deputy manager for media development on or subsequent to the First Closing Date.

          (c) For each of the appointment described in clauses (a) and (b) above, Seller shall have the right to dismiss any such deputies for Cause, provided that such dismissal shall not prejudice Buyer's right to appoint any replacement deputies.


          SECTION 5.10. Forgiveness of Certain Loans. Prior to the Earnout Closing Date, Seller shall cause any NewCo Shareholder with outstanding loans to any of the Group Companies to irrevocably forgive such loans and shall provide satisfactory evidence to Buyer that such loans have been repaid, cancelled or forgiven, including any agreements evidencing such cancellation or forgiveness.

          SECTION 5.11. Non-Violation. Prior to the First Closing, the Seller Parties shall not, and shall cause any Group Company to not, without the prior written consent of Buyer, take any action which (i) would render any of the representations or warranties made by the Seller Parties or the Group Companies in this Agreement and in the Ancillary Documents untrue in any material respect if given with reference to the facts and circumstances then existing, or (ii) would result in any of the covenants contained in this Agreement and in the Ancillary Documents becoming incapable of performance. The Seller Parties will promptly advise Buyer of any action or event (a) of which the Seller Parties become aware which would have the effect of making incorrect in any material respect any such representations or warranties if given with reference to facts and circumstances then existing or which has the effect of rendering any such covenants incapable of performance or (b) which would be reasonably expected to affect the willingness of a prudent investor to purchase the Shares or the amount of consideration which such investors would be prepared to pay for the Shares.

          SECTION 5.12. Confidentiality. Each party hereto shall keep confidential, and shall cause its officers, directors, and employees to keep confidential, the terms and conditions hereof, of any predecessor agreement and of any Ancillary Document (collectively, the "Confidential Information") except as Buyer and Seller mutually agree otherwise; provided that any party may disclose Confidential Information (i) to the extent advised by competent legal advisors that such disclosure is required by applicable Law and so long as, where such disclosure is to a Governmental Authority, such party shall use all reasonable efforts to obtain confidential treatment of the Confidential Information so disclosed, (ii) to the extent required by the rules of any stock exchange, (iii) to its officers, directors, employees and professional advisors as necessary to the performance of its obligations in connection herewith and with the Ancillary Documents so long as such party advises each Person to whom the Confidential Information is so disclosed as to the confidential nature thereof, and (iv) to its investors and any Person otherwise providing substantial debt or equity financing to such party so long as the party advises each Person to whom the Confidential Information is so disclosed as to the confidential nature thereof.

          SECTION 5.13. Further Actions. Each of the parties hereto shall use commercially reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable Law, and execute and deliver such documents and other papers, as may be required to consummate the transactions contemplated by this Agreement and by the Ancillary Documents.

          SECTION 5.14. Management Independence. (a) Buyer agrees that it shall, during the period commencing from the First Closing Date and ending on December 31, 2006, take all actions necessary and appropriate to enable the Management Shareholders to continue to run the Group Companies as an independent business unit of the Buyer, provided that the Management Shareholders' ability to operate the Group Companies as an independent business unit shall be subject to the terms of the 2006 Business Plan, compliance with Buyer's code of ethics, any relevant requirements of the Sarbanes-Oxley Act and other U.S. securities laws and regulations, the provisions of Sections 5.1 and 5.11 hereof and to any action that would allow dismissal for Cause. (b) Buyer agrees that, from and including January 1, 2007 to and including June 30, 2007 (the "Restriction Period"), Buyer shall not interfere with the Company's and the Management Shareholders' ability to collect any Accounts Receivable outstanding as of December 31, 2006 in respect of the Residual Earnout Adjustment Amount during the Restriction Period so that the ability of the Company and the Management Shareholders to collect such Accounts Receivable is not affected in any material respect.

          SECTION 5.15. Retention of Senior Management. Buyer agrees that it shall not, prior to the Earnout Closing Date, dismiss Protected Management without Cause and that any such dismissal will trigger the procedures set forth in Section 2.6 hereof.

          SECTION 5.16. Overhead Expenses. Buyer agrees that it shall not, prior to the Earnout Closing Date, allocate unreasonable overhead expenses to any of the Group Companies. For purposes of this Section 5.16, "unreasonable overhead expenses" means any overhead expenses that are outside the scope of the 2006 Business Plan.

          SECTION 5.17. Sellers' Representative. Concurrent with the execution and delivery of this Agreement, each party to this agreement other than Buyer shall be deemed to appoint Seller as their agent, representative and attorney-in-fact (the "Sellers' Representative") and Seller agrees to act as the Sellers' Representative. Sellers' Representative shall, on behalf of Seller Parties (i) give and receive notices and communications, (ii) review, negotiate, agree to and settle claims and disputes relating to the adjustment to the Aggregate Consideration and indemnified amounts, (iii) object to such deliveries, agree to, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of Governmental Authorities and awards of arbitrators with respect to such claims, and (iv) take all actions necessary or appropriate in the judgment of Sellers' Representative for the accomplishment of the foregoing. Any notices delivered to Sellers' Representative pursuant to this Agreement shall be deemed delivered Seller Parties. A decision, act, consent, or instruction of the Sellers' Representative shall constitute a decision of the Seller Parties and shall be final, binding and conclusive upon each Seller Party. Buyer may rely upon any such decision, act, consent or instruction of the Sellers' Representative as being the decision, act, consent or instruction of Seller Parties, and Buyer is hereby relieved from any liability to any Person for any acts done in accordance with such decision, act, consent or instruction of the Sellers' Representative.

          SECTION 5.18. Voting of FM Ordinary Shares Held by Seller.

          (a) Seller and each of the NewCo Shareholders agrees that a duly appointed representative of Seller (the "Representative") shall distribute as soon as practicable after receipt thereof to each of the NewCo Shareholders: (a) such notice of meeting or solicitation of consent or proxy related to any Focus Media shareholder matters, (b) a statement that the NewCo Shareholders at the close of business on a date stipulated by Buyer (the "Record Date") will be entitled, subject to any applicable law, the provisions of the Amended and Restated Memorandum and Articles of Association of Buyer, to instruct the Representative as to the exercise of the voting rights in respect of the FM Ordinary Shares and (c) a brief statement provided by Buyer as to the manner in which such voting instructions may be given (it being understood that an affirmative or negative vote shall be made in writing), including an indication that NewCo Shareholders for which the Representative has not timely received voting instructions will be deemed, and the Representative shall deem such NewCo Shareholders, not to have cast any vote with respect to the FM Ordinary Shares of each such NewCo Shareholder.

          (b) Each NewCo Shareholder agrees that, upon the timely receipt from a NewCo Shareholder of FM Ordinary Shares as of the Record Date of voting instructions in the manner specified by Buyer, the Representative shall, insofar as practicable and permitted under the

Amended and Restated Memorandum and Articles of Association of the Company, vote the FM Ordinary Shares (in person or by proxy) held by such NewCo Shareholder in accordance with such voting instructions.

          (c) Seller and each of the NewCo Shareholders agree that the Representative shall not under any circumstances exercise any discretion as to voting and the Representative shall not vote, attempt to exercise the right to vote, or in any way make use of, for purposes of establishing a quorum, proposing a special resolution or otherwise, the FM Ordinary Shares, except pursuant to and in accordance with the voting instructions timely received from NewCo Shareholders or as otherwise contemplated herein. If the Representative timely receives voting instructions from a NewCo Shareholder which fail to specify the manner in which the Representative is to vote the FM Ordinary Shares of such NewCo Shareholder, the Representative will deem such NewCo Shareholder not to have voted its FM Ordinary Shares and the Representative shall in no event cast votes for such FM Ordinary Shares. If no voting instructions are received by the Representative from a NewCo Shareholder with respect to the FM Ordinary Shares held by such NewCo Shareholder as of the Record Date, such NewCo Shareholder shall be deemed, and the Representative shall deem such NewCo Shareholder, to have withheld its proxy and not voted the FM Ordinary Shares held by such NewCo Shareholder.

          SECTION 5.19. Tax Exempt Status. Seller shall make its best efforts to provide to Buyer documents or certificates satisfactory to Buyer evidencing that the Group Companies have been approved for exemption from enterprise income tax or other preferential tax treatment for 2006 by relevant PRC tax authority pursuant to relevant PRC laws and regulations; provided that should Seller be unable to secure tax exempt status for the year ending December 31, 2006 for the Group Companies on or prior to December 31, 2006, the Seller Parties agree that in connection with the calculation of the 2006 Audited Net Income the rate of tax used in such calculation shall be 33% or the then-effective rate under relevant PRC tax laws and regulations.

          SECTION 5.20. SAFE Registration. Each of the NewCo Shareholders who is an individual resident in the PRC shall make their best efforts to complete all necessary filings or registrations, or obtaine all necessary approvals, required to comply with any applicable rules or regulations of the SAFE and provide evidence satisfactory to Buyer of the completion of such filings or registrations on or prior to the Determination Date. Each such NewCo Shareholder that has completed SAFE registration as of the Determination Date shall be referred to as a "SAFE Compliant Registrant" and each such NewCo Shareholder that has not completed all necessary filings or registrations on or prior to the Determination Date shall be referred to as a "Non-Compliant SAFE Registrant".

                                   ARTICLE VI
            CONDITIONS TO THE SELLER PARTIES' AND THE NON-MANAGEMENT
                            SHAREHOLDERS' OBLIGATIONS

          The obligation of the Seller Parties and the Non-Management Shareholders to effect a Closing under this Agreement as specified below is subject to the satisfaction, at or prior to the Determination Date, of each of the following conditions, unless validly waived in writing by Sellers' Representative. For the avoidance of doubt, any reference to the date hereof in Articles III and III.A shall be replaced and substituted with the Determination Date for purposes of this Section VI.

          SECTION 6.1. Representations and Warranties. The representations and warranties made by Buyer in this Agreement shall be true and correct (in all material respects, in the case of those representations and warranties which are not by their express terms qualified by reference to materiality) as of the Determination Date as though such representations and warranties were made at such date, except that any representations and warranties that are made as of a specified date shall be true and correct (in all material respects, in the case of those representations and warranties which are not by their express terms qualified by reference to materiality) as of such specified date, and in each case except for changes permitted or contemplated by this Agreement.

          SECTION 6.2. Performance. Buyer shall have performed and complied in all material respects with all agreements and obligations required by this Agreement and the Ancillary Documents to be so performed or complied with by it prior to the Determination Date and a Closing.

          SECTION 6.3. No Material Adverse Change. Since the date hereof until the Determination Date, there shall not have been any effect or change that would be materially adverse to the business, assets, condition (financial or otherwise), operating results, or operations of Buyer and its subsidiaries, taken as a whole, or to the ability of Buyer to timely consummate the transaction contemplated by this Agreement or by any of the Ancillary Documents.

          SECTION 6.4. Officer's Certificates. Buyer shall have delivered to the Seller Parties a certificate, dated as of the Determination Date and executed by an executive officer of the Buyer, certifying to the fulfillment of the conditions specified in Sections 6.1 and 6.2 hereof.

          SECTION 6.5. Injunctions. At the Determination Date, there shall not be in effect any Law or Governmental Order directing that the transactions provided for herein not be consummated as provided herein or which has the effect of rendering it impossible to consummate such transactions.

          SECTION 6.6. FM Ordinary Shares. Buyer shall deliver to Seller the Cash Consideration and register of members or other documents evidencing the Initial Share Consideration and the Share Option Buy-out Consideration in case of the First Closing, the Remaining Share Consideration in the case of the Earnout Closing, the Residual Earnout Share Consideration in the case of the Residual Earnout Closing, the Change in Control Share Consideration in the case of the Change in Control Earnout Closing and the Dismissal Earnout Share Consideration in the case of the Dismissal Earnout Closing.

                                   ARTICLE VII
                        CONDITIONS TO BUYER'S OBLIGATIONS

          The obligation of Buyer to effect a Closing under this Agreement as specified below is subject to the satisfaction, at or prior to the Determination Date or each Closing Date, as applicable, of each of the following conditions, unless waived in writing by Buyer.

          SECTION 7.1. Representations and Warranties. The representations and warranties made by the Seller Parties and the Non-Management Shareholders in this Agreement shall be true and correct (in all material respects, in the case of those representations and warranties which are not by their express terms qualified by reference to materiality) as of the Determination Date as though such representations and warranties were made at such date, except that any representations and warranties that are made as of a specified date shall be true and correct (in all material respects, in the case of those representations and warranties which are not by their express terms qualified by reference to materiality) as of such specified date, and in each case except for changes permitted or contemplated by this Agreement. For the avoidance of doubt, any reference to the date hereof in Section III shall be replaced and substituted with the Determination Date for purposes of this Section VII.

          SECTION 7.2. Performance.

          (a) The Seller Parties and the Non-Management Shareholders shall have performed and complied with all agreements and obligations required by this Agreement and the Ancillary Documents to be performed or complied with by them prior to each Closing.

          (b) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the First Closing, and all documents incident thereto, shall be in form and substance reasonably satisfactory to Buyer, and Buyer shall have received all such counterpart original and certified or other copies of such documents as Buyer may reasonably request.

          (c) Qualifications. The consents, waivers, approvals or other authorizations listed on Schedule 7.2 shall have been obtained or otherwise satisfied and shall continue to be in effect, including all consents of any competent Governmental Authority or, under any of the Ancillary Documents or under other agreements to be entered into in connection herewith.

          (d) No Material Adverse Change. As of the Determination Date, there shall not have been any Material Adverse Change since the Balance Sheet Date.

          SECTION 7.3. No Indebtedness. As of the Determination Date, the Seller Parties will have taken such action, or caused the Group Companies to take such action, and provided to Buyer documentation satisfactory to Buyer, evidencing that, other than as described in Section 5.7(b) hereof, none of the Group Companies has any outstanding indebtedness of any kind, including without limitation, any loan to any Seller Party or shareholder of a Seller Party, bank loan or credits or unpaid liability relating to the Acquisitions.

          SECTION 7.4. Officer's Certificate. Each of the Seller Parties shall have delivered to the Buyer a certificate, dated as of the Determination Date and executed by an executive officer of each such Seller Party, certifying to the fulfillment of the conditions specified in Sections 7.1 and 7.2 and 7.3 hereof.

          SECTION 7.5. Tax Indemnity Agreement. As of the Determination Date, the Seller Parties shall have entered into an Tax Indemnity Agreement, in substantially the form attached hereto as Exhibit C (the "Tax Indemnity Agreement"), and such agreement shall be in full force and effect.

          SECTION 7.6. Non-Compete Agreements.

          (a) As of the Determination Date, each of the Management Shareholders and the Company shall have entered into a Manager Non-Compete Agreement, in substantially the form attached hereto as Exhibit D (the "Manager Non-Compete Agreement"), and such agreement shall be in full force and effect.

          (b) As of the Determination Date, each of the employees of the Group Companies (other than the Management Shareholders) shall have entered into a non-competition agreement, in substantially the form attached hereto as Exhibit E (the "Employee Non-Compete Agreement").

          SECTION 7.7. Control Agreements. As of the Determination Date, the Seller Parties shall have caused the Group Companies to enter into the Control Agreements with the companies and Persons stipulated by Buyer, including transferring the equity interests of Framedia Advertising and Guangdong Shiji Shenghuo Advertising Co., Ltd. to Persons identified by Buyer, and the Seller Parties shall have provided executed copies of each of the Control Agreements set forth in Schedule 7.7 to Buyer.

          SECTION 7.8. Lock-up Agreements. As of the Determination Date, each of the NewCo Shareholders and the Acquired Business Shareholders shall have entered into an Initial Lock-up Agreement and an Earnout Lock-up Agreement in substantially the form attached hereto as Exhibits B-1 and B-2, and each such agreement shall be in full force and effect.

          SECTION 7.9. Financial Statements.

          (a) On or prior to the Determination Date, Buyer shall have received drafts of the audited consolidated financial statements of InfoAchieve as of and for the year ended December 31, 2004 and as of and for the nine months ended September 30, 2005, which draft shall be substantially complete in all material respects and contain key financial data reasonably acceptable to Buyer; it being understood that the specific figures and data contained therein will not form the basis for calculating any of the Consideration.

          (b) On or prior to the Earnout Closing Date, Buyer shall have received the 2006 Audited Financial Statements.

          SECTION 7.10. Seller Corporate Documents. On or prior to the Determination Date, each of the Seller Corporate Documents, a list of which is attached hereto as

Schedule 7.10, shall have been entered into and consummated by each of the parties thereto and are in full force and effect; provided that any amendments to such documents or other arrangements by and among the NewCo Shareholders with respect to their respective equity interests in NewCo entered into on or prior to the Determination Date shall have been put in writing and provided to Buyer on or prior to the Determination Date.

          SECTION 7.11. Service Agreements. On or prior to the Determination Date, each of the Management Shareholders shall have executed a Manager Non-Compete Agreement, which agreement is in full force and effect, and each of the employees of the Group Companies shall have provided a Service Agreement to Buyer, which agreement is in full force and effect.

          SECTION 7.12. Residual Transfers. All Residual Transfers and Residual Payments, a description of which is attached hereto as Schedules 3.22B and 3.22C, shall have been consummated and completed no later than December 31, 2005; provided that the waiver or amendment by any of the Group Companies of any closing condition or obligation to complete a Residual Transfer or a Residual Payment under any of the Acquisition Agreements shall require the written consent of Buyer.

          SECTION 7.13. Certificate of Acquired Business Shareholders. On or prior to the Determination Date, Buyer shall have received from Seller certificates signed by the Acquired Business Shareholders containing representations and warranties and other the matters specified therein.

          SECTION 7.14. [Intentionally Omitted]

          SECTION 7.15. Management Appointment. Seller shall have authorized Buyer to appoint the deputy financial controller for the Company.

          SECTION 7.16. Intellectual Property Transfer. All the intellectual property of Seller set forth in Schedule 3.17 hereto, which is held in the name or for the benefit of Liu Lei or any other Seller Party shall, subject only to any relevant approvals by a Government Authority, have been transferred to Buyer or its designated entity without any cost to Buyer.

          SECTION 7.17. Corporate Matters; Memorandum and Articles of Association. On or prior to the Determination Date, Seller shall have provided documentation to Buyer's reasonable satisfaction evidencing that (i) all shares of InfoAchieve are ordinary shares, (ii) all outstanding options of InfoAchieve have been cancelled, (iii) the memorandum and articles of association of InfoAchieve has been converted to a standard British Virgin Islands form (using the standard form of Offshore Incorporations Limited or Conyers Dill & Pearman) which has no preferred shares or protective provisions for investors provided therein and filed and registered with the British Virgin Islands Companies Registry.

          SECTION 7.18. [Intentionally Omitted]

          SECTION 7.19. Opinions of Counsel. As of the Determination Date, Buyer shall have received from British Virgin Islands counsel and PRC counsel to the Seller and the

Group Companies, as the case may be, written opinions dated and delivered as of the Determination Date, in form and substance satisfactory to Buyer.

          SECTION 7.20. Acquired Business Shareholders as Seller Parties to this Agreement. Notwithstanding the provisions of Section 10.5 of this Agreement, on or prior to the Determination Date this Agreement shall have been supplemented so that those Persons in Schedule 1.1C (the "Additional Seller Parties") shall have duly executed this Agreement as Management Shareholders or Non-Management Shareholders as indicated on Schedule 1.1C hereto. The parties hereto agree that
(i) the supplement contemplated by this Section 7.20 shall not amend, waive, modify or release any party hereto from any representation, covenant, condition, obligation or other agreement or undertaking set forth herein, all of which will be deemed ratified and confirmed. When the Additional Seller Parties sign the supplement to this Agreement, they will be deemed to be Seller Parties as if they were signatories to this Agreement as of the date hereof.

          SECTION 7.21. Adverse Market Change. On or after the date hereof and prior to the Determination Date, there shall not have occurred any of the following: (A) a suspension or material limitation in trading in securities generally on the Nasdaq National Market, the New York Stock Exchange or the London Stock Exchange, (B) a suspension or material limitation in trading in Buyer's securities on the Nasdaq National Market, (C) a general moratorium on commercial banking activities in New York, London, the PRC or the Cayman Islands declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom, the PRC or the Cayman Islands, (D) the outbreak or escalation of hostilities involving the United States, the United Kingdom the PRC or the Cayman Islands or the declaration by the United States, the United Kingdom, the PRC or the Cayman Islands of a national emergency or war or (E) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom, the PRC, the Cayman Islands or elsewhere, if the effect of any such event specified in clause (D) or (E) in the judgment of Buyer makes it impracticable or inadvisable to proceed with the transaction contemplated in this Agreement and the Ancillary Documents.

          SECTION 7.22. Injunctions. At the Closing Date, there shall not be in effect any Law or Governmental Order directing that the transactions provided for herein not be consummated as provided herein or which has the effect of rendering it impossible to consummate such transactions.

                                  ARTICLE VIII
                                   TERMINATION

          SECTION 8.1. Termination. This Agreement may be terminated at any time prior to the Determination Date:

          (a) by the mutual written consent of the Seller Parties and the Buyer;

          (b) by either the Seller Parties or the Buyer if any Governmental Authority of competent jurisdiction shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree or ruling or other action shall have become final and nonappealable; or

          (c) by Buyer, if Seller Parties breach or fail to perform in any respect any of their representations, warranties or covenants contained in this Agreement or any Ancillary Document and such breach or failure to perform (A) would give rise to the failure of a condition set forth in Article VII, (B) cannot be or has not been cured within 15 days following written notice of such breach or failure to perform and (C) has not been waived by Buyer.

          (d) by Seller, if Buyer breaches or fails to perform in any respect any of its representation, warranties or covenants contained in this Agreement or any Ancillary Document and such breach or failure to perform (A) would give rise to the failure of a condition set forth in Article VI, (B) cannot be or has not been cured within 15 days following written notice of such breach or failure to perform and (C) has not been waived by Seller.

          (e) by either Seller Parties or Buyer, if the Determination Date shall not have occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before December 15, 2005.

          SECTION 8.2. Procedure and Effect of Termination. In the event of the termination of this Agreement and the abandonment of the transactions contemplated hereby pursuant to Section 8.1 hereof, written notice thereof shall forthwith be given to all other parties. If this Agreement is terminated and the transactions contemplated by this Agreement are abandoned as provided herein:

          (a) The Buyer will redeliver to the Seller Parties all documents, work papers and other material of any the Seller Parties relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof;

          (b) The provisions of the Confidentiality Agreements shall continue in full force and effect; and

          (c) Subject to Section 10.1, no party to this Agreement will have any liability under this Agreement to any other except (i) that nothing herein shall relieve any party from any liability for any willful breach of any of the representations, warranties, covenants and agreements set forth in this Agreement, and (ii) as contemplated by paragraph (b) above.

                                   ARTICLE IX
                                 INDEMNIFICATION

          SECTION 9.1. Indemnification.

          (a) Indemnification by the Seller Parties and the Non-Management Shareholders.

          (i) Subject to the limits set forth in this Section 9.1, from and after the First Closing, the Seller Parties, jointly and severally, agree to indemnify, defend and hold the Buyer, its Affiliates (including, after the First Closing, the Group Companies) and their respective officers, directors, stockholders, employees, agents and representatives (the "Buyer Indemnified Persons") harmless from and in respect of any and all losses, damages, costs and reasonable expenses (including reasonable fees and expenses of counsel) (collectively, "Losses"), that they may incur arising out of or due to any breach of any representation or warranty, covenant or other agreement of the Seller Parties contained in this Agreement and in the Ancillary Documents, provided, however that the Seller Parties' aggregate liability for such Losses shall not exceed the product of (x) the aggregate percentage of shares held by the Management Shareholders in NewCo and (y) the Value of the Aggregate Consideration, provided, however, that where such Losses are the result of the gross negligence or willful misconduct of any of the Management Shareholders, the aggregate liability of the Management Shareholders shall not exceed the Value of the Aggregate Consideration. The representations and warranties of the Seller Parties set forth in Article III of this Agreement shall survive for a period of two (2) years immediately following the Determination Date (the "Indemnity Period"). Anything to the contrary notwithstanding, none of the Buyer Indemnified Parties shall be entitled to recover from the Seller Parties for any Losses unless and until the total of all Losses indemnifiable pursuant to this Section 9.1(a)(i) exceeds US$50,000, provided that when such amount is exceeded, the Seller Parties shall be liable for all amounts including the first US$50,000. If indemnification for Losses is paid in FM Ordinary Shares held by Seller on behalf of the Seller Parties subject to the applicable Lock-up Agreements, for purposes of calculating the amount paid to the Buyer Indemnified Parties, the value of any FM Ordinary Shares shall be the value of such shares when any Losses become payable. To the extent Lock-up Agreements are still in effect, Seller Parties will only be able to dispose of an aggregate number of Shares the value of which (calculated using the Average FMCN Share Price) does not exceed the amount of the Losses indemnified.

          (ii) Subject to the limits set forth in this Section 9.1, from and after the First Closing, the Non-Management Shareholders, severally and not jointly, agree to indemnify, defend and hold the Buyer Indemnified Persons harmless from and in respect of any and all Losses that they may incur arising out of or due to any breach any of the representations or warranties of Article III.A or of any other applicable representation or warranty, covenant or other agreement in the Ancillary Documents to which they are a party, provided, however that each Non-Management Shareholder's liability for such Losses shall in no event exceed the product of
               (x) the aggregate percentage of shares in NewCo held by such Non-Management Shareholder and (y) the Value of the Cash Consideration. The representations and warranties of the Non-Management Shareholders set forth in Article III.A of this Agreement shall survive for the Indemnity Period. Anything to the contrary notwithstanding, none of the Buyer Indemnified Parties shall be entitled to recover from any Non-Management Shareholder for any Losses unless and until the total of all Losses indemnifiable pursuant to this
               Section 9.1(a)(ii) exceeds US$50,000, provided that when such amount is exceeded, such Non-Management Shareholder shall be liable for all amounts including the first US$50,000.

          (b) Indemnification by the Buyer. Subject to the limits set forth in this Section 9.1, from and after the First Closing, Buyer agrees to indemnify, defend and hold the Seller Parties and their Affiliates and their respective officers, directors, stockholders, employees, agents and representatives (the "Seller Indemnified Persons") harmless from and in respect of any and all Losses that they may incur arising out of or due to any breach of any representation or warranty, covenant or other agreement of the Buyer contained in this Agreement; provided that, with respect to all Losses indemnifiable pursuant to this paragraph (b), the Seller Indemnified Persons shall not be entitled to recover more that the Value of the Cash Consideration, Initial Share Consideration and Share Option Buy-out Consideration already received as of the First Closing Date. The representations and warranties of Buyer set forth in Article IV of this Agreement shall survive for a period of six (6) months immediately following the Determination Date.

          (c) Indemnification as Exclusive Remedy. The indemnification provided in this Article IX, subject to the limitations set forth herein, shall be the exclusive post-Closing remedy available to any party in connection with any Losses arising out of or resulting from this Agreement, the transactions contemplated hereby, any property owned, based or subleased by any of the Group Companies or otherwise regarding any of the Group Companies.

          (d) Indemnification Calculations. The amount of any Losses for which indemnification is provided under this Article IX shall be computed net of any insurance proceeds received by the indemnified party in connection with such Losses. If an indemnified party receives insurance proceeds in connection with Losses for which it has received indemnification, such party shall refund to the indemnifying party the amount of such insurance proceeds when received, up to the amount of indemnification received. An indemnified party shall use its commercially reasonable efforts to pursue insurance claims with respect to any Losses. If the amount with respect to which any claim is made under this Article IX or under Section 5.4 (an "Indemnity Claim") gives rise to a currently realizable Tax Benefit (as defined below) to the party making the claim, the indemnity payment shall be reduced by the amount of such Tax Benefit available to the party making the claim. To the extent such Indemnity Claim does not give rise to a currently realizable Tax Benefit, if the amount with respect to which such Indemnity Claim is made gives rise to a subsequently realized Tax Benefit to the party that made the claim, such party shall refund to the indemnifying party the amount of such Tax Benefit when, as and if realized. Refunds relating to subsequent Tax Benefits shall be made on the last Business Day of the month following the year in which the Tax Benefit is realized. For the purposes of this Agreement, any subsequently realized Tax Benefit shall be treated as though it were a reduction in the amount of the initial Indemnity Claim, and the liabilities of the parties shall be redetermined as though both occurred at or prior to the time of payment of the initial Indemnity Claim. For purposes of this Section 9.1(d), a "Tax Benefit" to a party means an amount by which the tax liability of such party (or group of Affiliates including such party) is reduced as a result of its receipt of payment for such

Indemnity Claim, such amount to be determined at an assumed marginal tax rate equal to the highest marginal tax rate then in effect for corporate taxpayers in the relevant jurisdiction. Where a party has other losses, deductions, credits or items available to it, the Tax Benefit from any Losses, deductions, credits or items relating to the Indemnity Claim shall be deemed to be realized before any other losses, deductions, credits or items. For purposes of this Section 9.1(d, a Tax Benefit is "currently realizable" to the extent that such Tax Benefit can be realized in the current taxable period or year or in any Tax Return with respect thereto (including through a carryback to a prior taxable period) or in any taxable period or year prior to the date of the Indemnity Claim. In the event that there should be a determination disallowing the Tax Benefit, the indemnifying party shall be liable to refund to the indemnified party the amount of any related reduction previously allowed or payments previously made to the indemnifying party pursuant to this Section. The amount of the refunded reduction or payment shall be deemed a payment under this Section and thus shall be paid subject to any applicable reductions under this Section. The parties agree that any indemnification payments made pursuant to this Agreement shall be treated for tax purposes as an adjustment to the Purchase Price, unless otherwise required by applicable Law.

          (e) Notice and Opportunity to Defend. If there occurs an event which a party asserts is an indemnifiable event pursuant to Section 9.1(a) or 9.1(b), the party or parties seeking indemnification shall notify the other party or parties obligated to provide indemnification (the "Indemnifying Party") promptly. If such event involves any claim or the commencement of any action or proceeding by a third person, the party seeking indemnification will give such Indemnifying Party prompt written notice of such claim or the commencement of such action or proceeding; provided, however, that the failure to provide prompt notice as provided herein will relieve the Indemnifying Party of its obligations hereunder only to the extent that such failure prejudices the Indemnifying Party hereunder. In case any such action shall be brought against any party seeking indemnification and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to assume the defense thereof, with counsel selected by the Indemnifying Party and, after notice from the Indemnifying Party to such party or parties seeking indemnification of such election so to assume the defense thereof, the Indemnifying Party shall not be liable to the party or parties seeking indemnification hereunder for any legal expenses of other counsel or any other expenses subsequently incurred by such party or parties in connection with the defense thereof. The Indemnifying Party and the party seeking indemnification agree to cooperate fully with each other and their respective counsel in connection with the defense, negotiation or settlement of any such action or asserted liability. The party or parties seeking indemnification shall have the right to participate at their own expense in the defense of such action or asserted liability. If the Indemnifying Party assumes the defense of an action no settlement or compromise thereof may be effected (i) by the Indemnifying Party without the written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed) unless all relief provided is paid or satisfied in full by the Indemnifying Party or (ii) by the indemnified party without the consent of the Indemnifying Party. In no event shall an Indemnifying Party be liable for any settlement effected without its written consent.

                                    ARTICLE X
                                  MISCELLANEOUS

          SECTION 10.1. Fees and Expenses. (a) Except as otherwise provided in this Agreement, the Company shall bear all expenses of the Seller Parties and of Buyer in connection with the preparation and negotiation of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby, including without limitation, legal and other professional fees and expenses incurred by Buyer; provided that:

          (i) subject to (iii) below, all fees and expenses incurred in connection with the audit (including appraisals for purposes of the Acquisitions) of InfoAchieve for 2004, 2005 and 2006 shall be borne in equal parts by Buyer and Seller;

          (ii) in the event that this Agreement is terminated in accordance with
               Article VIII hereof due to the acts or omissions of Seller or any of the Seller Parties, the the Company shall reimburse Buyer within ten Business Days immediately following the notice of Buyer thereof for all reasonable costs and expenses, including, without limitation, legal fees, auditing fees and other expenses, incurred by Buyer in connection with the transaction contemplated hereunder and for any additional fees and expenses incurred by Buyer to enforce its rights under this provision up to an aggregate amount of US$1,000,000, plus a break-up fee of US$1,500,000; and

          (iii) in the event that this Agreement is terminated in accordance with Article VIII hereof due to the acts or omissions of Buyer, Buyer shall reimburse the Company within ten Business Days immediately following the notice of Seller thereof for all reasonable costs and expenses, including, without limitation, legal fees, auditing fees and other expenses, incurred by the Seller Parties in connection with the transaction contemplated hereunder and for any additional fees and expenses incurred by the Seller Parties to enforce their rights under this provision up to an aggregate amount of US$1,000,000; provided that (i) Buyer shall pay a break-up fee of US$1,500,000 within ten Business Days immediately following the notice of Seller thereof and (ii) to the extent Seller makes use of the audit reports of InfoAchieve in connection with any public offering, merger or acquisition or financing transaction, Seller will reimburse Buyer for the portion of fees and expenses previously paid in connection with the audit of InfoAchieve.

          (b) The Company shall bear all expenses incurred in connection with the negotiation and consummation of the Acquisitions.

          SECTION 10.2. Governing Law. This Agreement shall be construed under and governed by the Laws of the State of New York.

          SECTION 10.3. Materiality. As used in this Agreement, unless the context would require otherwise, the terms "material" and the concept of the "Material" nature of an effect upon the Group Companies and the Subsidiaries shall be measured relative to the entire business of the Group Companies and the Subsidiaries, taken as a whole, as such business is currently being conducted. There have been, however, included in the Schedules and may be included elsewhere in this Agreement items which are not "Material" within the meaning of the immediately preceding sentence in order to avoid any misunderstanding, and such inclusion shall not be deemed to be an agreement by the Seller Parties that such items are "material" or to further define the meaning of such term for purposes of this Agreement.

          SECTION 10.4. Guaranty of Performance. Seller hereby guarantees the performance by the Seller Parties (other than Seller) of their obligations under this Agreement.

          SECTION 10.5. Amendment. This Agreement may not be amended, modified or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          SECTION 10.6. No Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the Buyer, in the case of assignment by any of the Seller Parties, and the Seller Parties, in the case of any assignment by the Buyer.

          SECTION 10.7. Waiver. Any of the terms or conditions of this Agreement which may be lawfully waived may be waived in writing at any time by each party which is entitled to the benefits thereof. Any waiver of any of the provisions of this Agreement by any party hereto shall be binding only if set forth in an instrument in writing signed on behalf of such party. No failure to enforce any provision of this Agreement shall be deemed to or shall constitute a waiver of such provision and no waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          SECTION 10.8. Notices.

          (a) Any notice, demand, or communication required or permitted to be given by any provision of this Agreement shall be deemed to have been sufficiently given or served for all purposes if (i) personally delivered, (ii) sent by a nationally recognized overnight courier service to the recipient at the address below indicated or (iii) delivered by facsimile which is confirmed in writing by sending a copy of such facsimile to the recipient thereof pursuant to clause (i) or (ii) above:

          If to the Buyer:

               Focus Media Holding Limited
               28-30/F, Zhao Feng World Trade Building
               369 Jiangsu Road
               Shanghai 100032 PRC
               Attn: Daniel Wu, Chief Financial Officer
               +86 21 3212 4661 ex. 6339 (tel)
               +86 215240 0228 (fax)

          With a copy to:

               Simpson Thacher & Bartlett LLP
               7/F, ICBC Tower
               3 Garden Road
               Central, Hong Kong
               Attn: Chris Lin, Esq.
               +852 2514 7650 (tel)
               +852 2869 7694 (fax)

          If to any of the Seller Parties:

               Framedia Advertising Development Co., Ltd.
               SCITECH Plaza
               22 JianGuoMenWai DaJie
               Beijing, 10004 PRC
               Attn: Tan Zhi, Chairman and CEO
               +86 10 65157956 (tel)
               +86 10 65141556 (fax)

          With a copy to:

               O'Melveny & Myers LLP
               31st Floor, China World Tower
               No. 1 Jianguomenwai Avenue
               Beijing 100004 PRC
               Attn: Howard Zhang, Esq.
               +86 10 6505 2612 (tel)
               +86 10 65050921 (fax)

or to such other address as any party hereto may, from time to time, designate in a written notice given in like manner.

          Except as otherwise provided herein, any notice under this Agreement will be deemed to have been given (x) on the date such notice is personally delivered or delivered by facsimile or (y) the next succeeding Business Day after the date such notice is delivered to the overnight courier service if sent by overnight courier; provided that in each case notices received after 4:00 p.m. (local time of the recipient) shall be deemed to have been duly given on the next Business Day.

          (b) For convenience only, the parties agree that all notices, consents, directions or other actions that may be given or taken hereunder by the Seller Parties may be given by Seller on behalf of the Seller Parties pursuant to a written instruction or document duly executed by Seller and that Buyer shall treat any such instrument or document as the action of the Seller Parties hereunder.

          SECTION 10.9. Complete Agreement. This Agreement, the Confidentiality Agreements, the Ancillary Documents and the other documents and writings referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and thereof. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          SECTION 10.10. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

          SECTION 10.11. Publicity. The Seller Parties and the Buyer will consult with each other and will mutually agree upon any publication or press release of any nature with respect to this Agreement or the transactions contemplated hereby and shall not issue any such publication or press release prior to such consultation and agreement except as may be required by applicable Law or by obligations pursuant to any listing agreement with any securities exchange or any securities exchange regulation, in which case the party proposing to issue such publication or press release shall make all reasonable efforts to consult in good faith with the other party or parties before issuing any such publication or press release and shall provide a copy thereof to the other party or parties prior to such issuance.

          SECTION 10.12. Headings. The headings contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          SECTION 10.13. Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

          SECTION 10.14. Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person or corporation, other than the parties hereto and their permitted successors or assigns, any rights or remedies under or by reason of this Agreement.

          SECTION 10.15. Dispute Resolution (a) Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through consultation. Such consultation shall begin immediately after one party hereto has delivered to any other party hereto a written request for such consultation. If within 30 days following the date on which such notice is given the dispute cannot be resolved, the dispute shall be submitted to arbitration upon the request of either party with notice to the other.

          (b) The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the " HKIAC"). There shall be three arbitrators. Each opposing party to a dispute shall be entitled to appoint one arbitrator, and the third arbitrator shall be jointly appointed by the disputing parties or, failing which the HKIAC shall appoint the third arbitrator.

          (c) The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the UNCITRAL Arbitration Rules as administered by the HKIAC at the time of the arbitration.

          (d) The arbitrators shall decide any dispute submitted by the parties to the arbitration strictly in accordance with the substantive laws of New York and shall not apply any other substantive law.

          (e) Each party hereto shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

          (f) The award of the arbitration tribunal shall be final and binding upon the disputing parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

          (g) Either party shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer, in each case as of the date first above written.

                                        TOTAL TEAM INVESTMENTS LIMITED


                                        By: /s/ Zhi Tan
                                            ------------------------------------
                                        Name: Zhi Tan (Chinese Character)
                                        Title: Authorized Signatory

                                        INFOACHIEVE LIMITED


                                        By: /s/ Zhi Tan
                                            ------------------------------------
                                        Name: Zhi Tan (Chinese Character)
                                        Title: Authorized Signatory

                                        DUKELAND INVESTMENTS LIMITED


                                        By: /s/ Zhi Tan
                                            ------------------------------------
                                        Name: Zhi Tan (Chinese Character)
                                        Title: Authorized Signatory

                                        ALL IN ONE INTERNATIONAL LIMITED


                                        By: /s/ Lei Liu
                                            ------------------------------------
                                        Name: Lei Liu (Chinese Character)
                                        Title: Authorized Signatory

                                        IDG TECHNOLOGY VENTURE INVESTMENTS
                                        FUND II, LP


                                        By: /s/ Gongquan Wang
                                            ------------------------------------
                                        Name: Gongquan Wang
                                        Title: Authorized Signatory

                                        FIRST CHOICE INVESTMENT GROUP LIMITED


                                        By: /s/ Zhi Tan
                                            ------------------------------------
                                        Name: Zhi Tan (Chinese Character)
                                        Title: Authorized Signatory

                                        YEE ON INVESTMENTS LIMITED


                                        By: /s/ Shisheng Liu
                                            ------------------------------------
                                        Name: Shisheng Liu (Chinese Character)
                                        Title: Authorized Signatory

                                        TIMELEADER PROFITS LIMITED


                                        By: /s/ Haiqi Zhao
                                            ------------------------------------
                                        Name: Haiqi Zhao (Chinese Character)
                                        Title: Authorized Signatory

                                        YUFAI INVESTMENTS LIMITED


                                        By: /s/ Yong Shi
                                            ------------------------------------
                                        Name: Yong Shi (Chinese Character)
                                        Title: Authorized Signatory

                                        FOCUS MEDIA HOLDING LIMITED


                                        By: /s/ Nanchun Jiang
                                            ------------------------------------
                                        Name: Nanchun Jiang (Chinese Character)
                                        Title: Authorized Signatory

                                                                    Schedule 1.1

Schedule 1.1A:

1.   Dukeland Investments Limited (Tan Zhi)

2.   All In One International Limited (Liu Lei)

Schedule 1.1B:

1.   IDG Technology Venture Investments Fund II, LP

2.   First Choice Investment Group Limited

3.   Yee On Investments Limited (Liu Shisheng)

4.   Timeleader Profits Limited (Zhao Haiqi)

5.   Yufai Investments Limited (Shi Yong)

Schedule 1.1C:

1.   Be First Investments Limited (Yin Yue) (Management Shareholder)

2.   Nice Excel Investments Limited (Ding Zhixue) (Management Shareholder)

3.   Sparkle Media Limited (Li Songqiao) (Management Shareholder)

4.   Excellent China (Group) Limited (Xu Chunlong) (Non-Management Shareholder)

5.   Red Focus Inc. (Yang Xuxia) (Non-Management Shareholder)

6.   Best Star Profits Limited (Wu Zefei) (Non-Management Shareholder)

                                                                    Schedule 1.3

ANCILLARY DOCUMENTS

Confidentiality Agreements

Employee Non-Compete Agreements

Manager Non-Compete Agreements

Service Agreements

Initial Lock-up Agreements

Earnout Lock-up Agreements

Tax Indemnity Agreement

Escrow Agreement

                                                                    Schedule 5.1

                           FRAMEDIA 2006 BUSINESS PLAN

                                                                    Schedule 5.7

                          QUARTERLY NET INCOME TARGETS

                                                                    Schedule 7.2

                         CONSENTS, WAIVERS AND APPROVALS

None.

                                                                    Schedule 7.7

                               CONTROL AGREEMENTS

1. Loan Contract(s) by and between the Buyer or its wholly owned subsidiary and the nominees designated by the Buyer, by which the Buyer or its wholly owned subsidiary will extend a certain amount of loans to the nominees;

2. Equity Pledge Agreement(s) by and between the Buyer (or its wholly owned subsidiary) and the nominees designated by the Buyer, by which the nominees will pledge the equity interests they hold in Framedia Advertising to the Buyer (or its wholly owned subsidiary) for the obligations of the nominees and/or Framedia Advertising and/or Guangdong Shiji Shenghuo and/or Shanghai New Framedia Advertising Co., Ltd. under any and all Control Documents to which it is a party;

3. Shareholders Voting Rights Proxy Agreement(s) by and between the Buyer (or its wholly owned subsidiary) and the nominees designated by the Buyer, by which such nominees will irrevocably authorize any Person or Persons designated by the Buyer (or its wholly owned subsidiary) to exercise on their behalf the voting rights as shareholders of Framedia Advertising and/or Guangdong Shiji Shenghuo and/or Shanghai New Framedia Advertising Co., Ltd.;

4. Option Agreement(s) by and between the Buyer (or its wholly owned subsidiary) and the nominees designated by the Buyer, by which such nomiees will grant the Buyer (or its wholly owned subsidiary) an irrevocable option, according to which, to the extent permitted under PRC laws, such nominees shall, at the request of the Buyer (or its wholly owned subsidiary), transfer all or part of the equity interest they hold in Framedia Advertising and/or Guangdong Shiji Shenghuo and/or Shanghai New Framedia Advertising Co., Ltd. to the Buyer (or its wholly owned subsidiary) or any other entity or person designated by the Buyer (or its wholly owned subsidiary) at the agreed price under the Option Agreement(s); and

5. Exclusive Technical Service and Cooperation Agreement (s) by and between the Buyer (or its wholly owned subsidiary) and Framedia Advertising and/or Guangdong Shiji Shenghuo and/or Shanghai New Framedia Advertising Co., Ltd., by which the Buyer (or its wholly owned subsidiary) will exclusively provide the technical services and other relevant consultancy services for Framedia Advertising and/or Guangdong Shiji Shenghuo and/or Shanghai New Framedia Advertising Co., Ltd.

                                                                   Schedule 7.10

                           SELLER CORPORATE DOCUMENTS

Schedule 3.30 is incorporated by reference

                               DISCLOSURE SCHEDULE

      This Disclosure Schedule is made and given pursuant to Article 3 of the Share Purchase Agreement dated as of October 15, 2005 (the "Share Purchase Agreement") by and among TOTAL TEAM INVESTMENTS LIMITED, an international business company incorporated in the British Virgin Islands ("NewCo" or "Seller"), INFOACHIEVE LIMITED, an international business company organized under the laws of the British Virgin Islands ("InfoAchieve" or the "Company"), several shareholders of NewCo set forth on Schedule 1.1A of the Share Purchase Agreement (the "Management Shareholders"), the other shareholders of NewCo set forth on Schedule 1.1B of the Share Purchase Agreement, and FOCUS MEDIA HOLDING LIMITED, a company organized under the laws of the Cayman Islands ("Focus Media" or "Buyer") , and should be considered an integral part of the Share Purchase Agreement.

      Unless the context otherwise requires, all capitalized terms are used herein as defined in the Share Purchase Agreement.

      The section numbers in this Disclosure Schedule correspond to the section numbers in the Share Purchase Agreement; provided, however, that any information disclosed herein under any section number shall be deemed disclosed and incorporated into any other sections hereof where it is reasonably apparent on its face that such disclosure is applicable, whether or not a specific cross reference is included.

      No disclosure in this Disclosure Schedule relating to any possible breach, conflict, default or violation of any Contract or Law or otherwise shall be construed as an admission or indication of any liability or that any breach, conflict, default or violation exists or has actually occurred.

      References to all other agreements in this Disclosure Schedule are only summaries and are qualified in their entirety by reference to those agreements.

      The headings contained in this Disclosure Schedule are included for convenience only and are not intended to limit the effect of the disclosures contained in this Disclosure Schedule or to expand the scope of the information required to be disclosed in this Disclosure Schedule.

SCHEDULE 3.1

1. Share Purchase Agreement dated October 14, 2005 among IDG Technology Venture Investment III, L.P. ("IDG"), First Choice Investment Group Limited ("FCIG"), All In One International Limited, Timeleader Profits Limited, Yee On Investments Limited, Yufai Investments Limited, Dukeland Investments Limited, the Company and Seller;

2. Termination Agreement dated October 14, 2005 among the Company, IDG, FCIG, Liu Lei, Zhao Haiqi, Liu Shisheng, Shi Yong, Tan Zhi, Shanghai Framedia Advertising Development Co., Ltd. and Shanghai Framedia Investment Consultancy Co., Ltd.;

3. Loan Agreement dated July 13, 2005 among the Company, IDG, FCIG, Liu Lei, Shi Yong and Tan Zhi;

4. Amendment Agreement to the Loan Agreement dated July 15, 2005 among the Company, IDG, FCIG, Liu Lei, Shi Yong and Tan Zhi;

5. Second Amendment Agreement to the Loan Agreement dated July 15, 2005 among the Company, IDG, FCIG, Liu Lei, Shi Yong and Tan Zhi;

6.    Loan Agreement dated June 1, 2005 between the Company and Chen Hong;

7.    Loan Agreement dated May 10, 2005 between the Company and Tan Zhi;

8.    Loan Agreement dated July 13, 2005 between the Company and Zhao Haiqi

9.    Loan Agreement dated July 13, 2005 between the Company and Shi Yong;

10.   Loan Agreement dated July 13, 2005 between the Company and Liu Lei;

11.   Loan Agreement dated July 13, 2005 between the Company and Liu Shisheng;

12. Supplemental Agreement to the Framework Purchase Agreement dated October 14, 2005 among the Company, Seller, Li Songqiao and Guangdong Shiji Shenghuo Advertising Co., Ltd.;

13. Supplemental Agreement to the Framework Asset Purchase Agreement dated October 14, 2005 among the Company, Seller, Yin Yue, Li Peng and Beijing Langmen Shenghuo Advertising Co., Ltd.;

14. Supplemental Agreement to the Framework Asset Purchase Agreement dated October 14, 2005 among the Company, Seller, Beijing Yangguang Jiaxin Investment Co., Ltd., Beijing Ruizhi Communications Technology Consultancy Co., Ltd. and Shanghai Yangguang Jiaxin Advertising Marketing Co., Ltd.;

15. Supplemental Agreement to the Framework Asset Purchase Agreement dated October 14, 2005 among the Company, Seller, Ding Zhixhue and Beijing Tuojia Shenghuo Advertising Co., Ltd.;

16. Supplemental Agreement to the Framework Asset Purchase Agreement dated October 14, 2005 among the Company, Seller, Xu Chunlong, Liu Huangfeng and Guangzhou Liju Advertising Co., Ltd.;

17. Supplemental Agreement to the Framework Asset Purchase Agreement dated October 14, 2005 among the Company, Seller, Shenzhen Jintan Advertising Co., Ltd., Wu Zefei, Hu Feng, Shenzhen Xinghuo Advertising Co., Ltd. and Dongguan Xinghuo Advertising Co., Ltd.;

18. Third Amendment Agreement dated October 14, 2005 among IDG, the Company, FCIG, Liu Lei, Shi Yong and Tan Zhi and Seller, to the Loan Agreement dated July 13, 2005 among IDG and the Company and related parties;

19. Amendment Agreement dated October 14, 2005 among Chen Hong, the Company, and Seller, to the Loan Agreement dated June 1, 2005 among Chen Hong and the Company and related parties;

20. Amendment Agreement dated October 14, 2005 among Tan Zhi, the Company, and Seller, to the Loan Agreement dated May 10, 2005 among Tan Zhi and the Company and related parties;

21. Amendment Agreement dated October 14, 2005 among Zhao Haiqi, the Company, and Seller, to the Loan Agreement dated July 13, 2005 among Zhao Haiqi and the Company and related parties;

22. Amendment Agreement dated October 14, 2005 among Shi Yong, the Company, and Seller, to the Loan Agreement dated July 13, 2005 among Shi Yong and the Company and related parties;

23. Amendment Agreement dated October 14, 2005 among Liu Lei, the Company, and Seller, to the Loan Agreement dated July 13, 2005 among Liu Lei and the Company and related parties;

24. Amendment Agreement dated October 14, 2005 among Liu Shisheng, the Company, and Seller, to the Loan Agreement dated July 13, 2005 among Liu Shisheng and the Company and related parties;

25.   Schedule 3.22 is hereby incorporated by reference.

26.   Schedule 3.23 is hereby incorporated by reference.

SCHEDULE 3.3

SHAREHOLDER     TYPE & NO. OF SHARES OF THE COMPANY
Seller          1,000,000 Common Stock each of US$0.01.

SCHEDULE 3.4

                         JURISDICTION OF     REGISTERED CAPITAL/AUTHORIZED
   COMPANY NAME           INCORPORATION                 CAPITAL             SHAREHOLDER   PERCENTAGE              NOTES
--------------------  ---------------------  -----------------------------  ------------- ----------  -----------------------------
Company               British Virgin         Authorized share capital is    Seller           100%
                      Islands                US$50,000 divided into
                                             5,000,000 Common Stock of
                                             US$0.01 each, of which
                                             1,000,000 Common Stock has
                                             been issued and outstanding.

Framedia Advertising  PRC                    RMB1,000,000                   Wang Gongquan     43%     The registered capital of
                                                                            Zhao Haiqi      16.9%     Framedia Advertising was paid
                                                                            Liu Shisheng   15.72%     up through a loan agreement
                                                                            Liu Lei        17.72%     between the Company and each
                                                                            Shi Yong        6.66%     of Wang Gongquan, Zhao Haiqi,
                                                                                                      Liu Shisheng, Liu Lei and
                                                                                                      Shi Yong, respectively.

                                                                                                      Pursuant to the Structure
                                                                                                      Agreements, Framedia
                                                                                                      Advertising covenants to the
                                                                                                      Company that it will not
                                                                                                      conduct certain behaviors
                                                                                                      (without the prior consent
                                                                                                      from the Company).

                                                                                                      Each of the shareholders of
                                                                                                      Framedia Advertising has
                                                                                                      pledged its respective
                                                                                                      interest in Framedia
                                                                                                      Advertising to the Company.

                                                                                                      Each of the shareholders of
                                                                                                      Framedia Advertising has
                                                                                                      granted the Company an option
                                                                                                      to purchase all or part of
                                                                                                      its interest in Framedia
                                                                                                      Advertising.

Guangdong Shiji       PRC       RMB5,000,000   Liu Lei          90%      The registered capital of Guangdong Shiji Shenghuo
Shenghuo                                       Shi Yong         10%      should have been paid up through a loan agreement
                                                                         between the Company and each of Liu Lei and Shi
                                                                         Yong, respectively.   But at present the Company
                                                                         hasn't performed its obligation to wire the loan to
                                                                         Liu Lei and Shi Yong, and RMB5,000,000 is not in the
                                                                         bank account of Guangdong Shiji Shenghuo.

                                                                         Pursuant to the Structure Agreements, Guangdong
                                                                         Shiji Shenghuo covenants to the Company that it will
                                                                         not conduct certain behaviors (without the prior
                                                                         consent from the Company).

                                                                         Each of the shareholders of Guangdong Shiji Shenghuo
                                                                         has pledged its respective interest in Guangdong
                                                                         Shiji Shenghuo to the Company.

                                                                         Each of the shareholders of Guangdong Shiji Shenghuo
                                                                         has granted the Company an option to purchase all or
                                                                         part of its interest in the Company.

Framedia Advertising  PRC       N/A            Framedia        100%
Beijing Branch                                 Advertising

Framedia Advertising  PRC       N/A            Framedia        100%
Guangzhou Branch                               Advertising

Framedia Advertising  PRC       N/A            Framedia        100%
Nanjing Branch                                 Advertising

Framedia Advertising  PRC       N/A            Framedia        100%      The annual inspection of Shenzhen Branch for the
Shenzhen Branch                                Advertising               year 2004 is in process.

Framedia Advertising  PRC       N/A            Framedia        100%
Wuhan Branch                                   Advertising

Framedia Advertising  PRC       N/A            Framedia        100%
Donguan Branch (to                             Advertising
be established in
later 2005)

Shanghai New Frame    PRC       RMB1,000,000   Liu Lei          40%
Advertising Co.,
Ltd. (to be
established by the
end of 2005)                                    Yin Yue          60%

Pursuant to the Share Purchase Agreement dated October 14, 2005 among IDG, FCIG, All In One International Limited, Timeleader Profits Limited, Yee On Investments Limited, Yufai Investments Limited, Dukeland Investments Limited, the Company and Seller, Seller has assumed all of the employee stock options, the warrants and the contractual obligations to issue stock for Acquired Business of the Company.

SCHEDULE 3.5

                        CORPORATE RECORDS OF INFOACHIEVE

                               INFOACHIEVE LIMITED
                                  JULY 28, 2004

1.    Liu Lei subscribed for 100 Common Shares in a consideration of US$100.

2.    Liu Shi Sheng subscribed for 100 Common Shares in a consideration of
      US$100.

3.    Zhao Hai Qi subscribed for 100 Common Shares in a consideration of US$100.

4.    Shi Yong subscribed for 100 Common Shares in a consideration of US$100.

Liu Lei: owned 100 Common Shares.

Liu Shi Sheng: owned 100 Common Shares.

Zhao Hai Qi: owned 100 Common Shares.

Shi Yong: owned 100 Common Shares.

InforAchive splitted its common shares shares by 1 into 100 on March 18,2005.

                               INFOACHIEVE LIMITED
                                  MARCH 21, 2005

1. Liu Lei subscribed for 280,000 Common Shares in a consideration of US$280,000.

2. Liu Shi Sheng subscribed for 280,000 Common Shares in a consideration of US$280,000.

3. Zhao Hai Qi subscribed for 290,000 Common Shares in a consideration of US$290,000.

4. Shi Yong subscribed for 110,000 Common Shares in a consideration of US$110,000.

Liu Lei: owned 290,000 Common Shares

Liu Shi Sheng: owned 290,000 Common Shares

Zhao Hai Qi: owned 300,000 Common Shares

Shi Yong: owned 120,000 Common Shares

(1) On May 12, 2005, Liu Lei, Liu Shi Sheng, Zhao Hai Qi and Shi Yong("the Transferor") entered into a Share Transfer Agreement with Tan Zhi("the Transferee") whereby the Transferor transferred 50,000 Common Shares to the Transferee for a consideration of RMB500.

(2) On May 12, 2005, Liu Lei, Liu Shi Sheng, Zhao Hai Qi and Shi Yong ("the Transferor") entered into a Share Purchase Agreement with First Choice Investment Group Limited ("FCIG") and under the Share Purchase Agreement, FCIG purchased from the Transferor 270,000shares as the Preference Shares A-1, for a consideration of RMB9, 440,000.

(3) On May 12, 2005, FCIG and IDG entered into a Share Transfer Agreement whereby FCIG transferred to IDG 40,000 shares which were treated as the Preference Shares A-1, for a consideration of RMB1,398,519.

                               INFOACHIEVE LIMITED
                                  MAY 12, 2005

Liu Lei: owned 197,200 Common Shares

Liu Shi Sheng: owned Common Shares

Zhao Hai Qi: owned Common Shares

Shi Yong: owned 81,600 Common Shares

Tan Zhi : owned 50,000 Common Shares

FCIG: owned 270,000 Series A-1 Shares

IDG: owned 40,000 Series A-1 Shares

On May 18, 2005, Liu Lei, Liu Shi Sheng, Zhao Hai Qi and Shi Yong ("the Transferor") entered into a Share Purchase Agreement with IDG Technology Venture Investment III L.P. ("IDG") and under the Share Purchase Agreement, IDG purchased from the Transferor 110, 000 shares as the Preference Shares A-2, for a consideration of RMB5,170,000.

                               INFOACHIEVE LIMITED
                                 18 MAY, 2005

Liu Lei: owned 177,200 Common Shares

Liu Shi Sheng: owned 157,200 Common Shares

Zhao Hai Qi: owned 169,000 Common Shares

Shi Yong: owned 66,600 Common Shares

Tan Zhi: owned 50,000 Common Shares

FCIG: owned 230,000 Series A-1 Shares

IDG: owned 110,000 Series A-2 Shares

                           40,000 Series A-1 Shares

ACQUISITIONS OF INFOACHIEVE

1. On 12 May, 2005, InfoAchieve("THE COMPANY")acquired the assets related to the elevator advertisement network from Guangdong Shiji Shenghuo Advertisment Co., Ltd ("GUANGDONG SHIJI SHENGHUO") in a consideration of RMB 5,800,000 and 90,000 common shares of the Company in favor of Li Song Qiao, a shareholder of Guangdong Shiji Shenghuoi.

2. On 1 June, 2005, InfoAchieve("THE COMPANY")acquired the assets related to the elevator advertisement network from Beijing Langmei Advertisement Co., Ltd ("BEIJING LANGMEI") in a consideration of RMB6, 850,000 and 160,000 common shares of the Company in favor of Yin Yue and Li Ping, shareholders of Beijing Langmei.

3. On 12 June, 2005, InfoAchieve("THE COMPANY")acquired the assets related to the elevator advertisement network from Shanghai Yangguang Jia Xin Advertisement & Marketing Co., Ltd ("SHANGHAI YANGGUANG") in a consideration of RMB2, 000,000 and 99,000 common shares of the Company in favor of Beijing Yangguang Jiaxin Investment Co., Ltd and Beijing Ruizhi Telcom Technology and Consulting Co., Ltd, shareholders of Shanghai Yangguang.

4. On 12 June, 2005, InfoAchiece("THE COMPANY")acquired the assets related to the elevator advertisement network from Beijing Tuojia Advertisement Co., Ltd ("BEIJING TUOJIA") in a consideration of RMB7,200,000 and 95,200 common shares of the Company in favor of Ding Xue Zhi, a shareholder of Beijing Tuojia.

5. On 20 June, 2005, InfoAchieve("THE COMPANY")acquired the assets related to the elevator advertisement network from Guangzhou Liju Advertisement Co., Ltd ("Guangzhou Liju") in a consideration of RMB4,000,000 and 140,000 common shares of the Company in favor of Xu Chun Long and Liu Huang Feng, shareholders of Guangzhou Liju.

6. On 20 June, 2005, InfoAchieve("THE COMPANY")acquired the assets related to the elevator advertisement network from Beijing Chengxin Sihai Advertisement Co., Ltd("Beijing Chengxin Sihai") in a consideration of RMB10,000,000 in favor of Cui Jianxin, Li Haibin and Li Cheng, shareholders of Beijing Chengxin Sihai.

7. On 22 Aug, 2005, InfoAchieve("THE COMPANY")acquired the assets related to the elevator advertisement network from Beijing Lingxian Media Co., Ltd(Beijing Lingxian") in a consideration of RMB8,200,000 in favor of Liang Jingmin, Song Gang and Guo Lianying, equityholders of Beijing Lingxian.

8. On 31 Aug, 2005, InfoAchieve("THE COMPANY")acquired the assets related to the elevator advertisement network from Shenzhen Xinghuo Advertisement Co., Ltd("Shenzhen Xinghuo") in a consideration of RMB7,000,000 and 30,000 common shares of the Company in favor of Wu Zefei, Hu Feng and Shen Jintan Advertisement Co., Ltd, equityholders of Shenzhen Xinghuo.

Due Diligence reflects that till Oct 15, in terms of the above-mentioned acquisitions, InfoAchieve has yet paid off its full consideration and there is an outstanding amount of RMB39,970,00 in its cash consideration and none of the share consideration has issued and allotted.

LOANS FROM SHAREHOLDERS OF INFOACHIEVE AS OF 13 JULY, 2005

1. InfoAchieve got a loan from IDG in an amount of US$1,811,594 and granted IDG a warrant to purchase from the Company up to 35,550 shares at a subsription price of US$15,287 per share.

2. InfoAchieve got a loan from Mr. Chen Hong in an amount of RMB4, 000,000 and granted Mr. Chen Hong a warrant to purchase from the Company up to 10,000 shares at a subsription price of US$15,287 per share.

3. InfoAchieve got a loan from Mr. Tan Zhi in an amount of RMB2,700,000 and granted Mr. Chen Hong a warrant to purchase from the Company up to 10,000 shares at a subsription price of US$15,287 per share.

4. InfoAchieve got a loan amounting to RMB3,027,560 from Messrs. Liu Lei, Liu Shi Sheng, Zhao Hai Qi and Shi Yong and granted the above four individual equityholders a warrant to purchase from the Company up to 10,000 shares at a subsription price of US$15,287 per share. Till now, InfoAchieve has repaid the four individuals an amount of RMB284,575.22 and the balance is RMB2,742,984.78.

STOCK OPTION SCHEME OF INFOACHIEVE

A shareholders Resolution has been passed on July 12, 2005 in which the Board is authorized to grant to the employees an option to purchase up to 300,000 common shares of the Company, among which 258,900 option shares shall be granted for the first time at an exercise price of RMB47 and 17,600 option shares shall be granted for the second time at an exercise of RMB150.

A board resolution that passed on September 1, 2005 resloved to over allot Mr. Tanzhi 400,000 common shares of the Company as the incentive.

SEPTEMBER 26, 2005

Mr. Tanzhi transferred 50,000 common shares of the Company to Duke land Investments Limited.

                               INFOACHIEVE LIMITED
                                OCTOBER 14, 2005

1. Liu Lei transferred 177,200 common shares of the Company to All In One International Limited.

2. Liu Shi Sheng transferred 157,200 common shares of the Company to Yee On Investments Limited,

3. Zhao Hai Qi transferred 169,000 common shares of the Company to Timeleader Profits Investments Limited.

4. Shi Yong transferred 66,600 common shares of the Company to Yufai Investments Limited.

IMMEDIATELY FOLLOWING THE ABOVE TRANSFER, THE SHAREHOLDING STRUCTURE OF INFOACHIEVE BEING AS FOLLOWS:

                        SHAREHOLDER                             SHARE NUMBERS
              Yee On Investments Limited                            157,200

              All In One International Limited                      177,200

Common        Timeleader Profits Investments Limited                169,000
Shares

              Yufai Investments Limited                              66,600

              Dukeland Investments Limited                           50,000

Preference    IDG
Shares                                                              150,000

              FCIG                                                  230,000

              IDG                                                    35,550

              Tan Zhi                                                10,000

Warrant       Liulei and others                                      10,000

              Chen Hong                                              10,000

Option                                                              276,500

5. On Oct 14, 2005, FCIG, a share transfer agreement was made and entered into by and amongst IDG, All In One International Limited, Yee
      On Investments Limited, Timeleader Profits Investments Limited, Yufai Investments Limited, Dukeland Investments Limited, Infoachieve and Total Team Investments Limited and under the share transfer agreement, FCIG, IDG, All In One International Limited, Yee On Investments Limited, Timeleader Profits Investments Limited, Yufai Investments Limited, Dukeland Investments Limited transferred all the shares they owned of record to Total Team Investments Limited and at the same time all the preference shares were converted into common shares , and Total Team Investments Limited would be liable for all the outstanding warrants and options that Infoachieve had granted.

IMMEDIATELY FOLLOWING THE ABOVE TRANSFER, THE SHAREHOLDING STRUCTURE OF INFOACHIEVE BEING AS FOLLOWS:

                        SHAREHOLDER                       SHARE NUMBER
Common shares      Total Team Investments Limited           1,000,000

SCHEDULE 3.6

BALANCE SHEET

NAME OF COMPANY: INFOACHIEVE LIMITED CONSOLIDATED SHEET

                ITEM                               AUGUST 31               ITEM                   AUGUST 31
------------------------------------             -------------      ---------------------       --------------
Cash                                              9,533,426.41      Liquidated Debt:
Short Loan                                                          Short Loan
Receipt Receivable                                                  Receipt Receivable
Equity Interest Receivable                                          Accounting Payable           4,422,640.68
Interest Receivable                                                 Accounting Collected
                                                                     in Advance
accounting receivale                             19,442,485.78      Payroll Payable                738,197.45
Other accounting receivale                       20,200,925.61      Welfare Payable                200,456.89
Accounting Prepaid                                  370,116.00      Equity Interest
                                                                    Payable
Subsidy Receivable                                                  Tax Payable                  1,889,316.04
Storage                                           3,760,165.80      Other Accouting
                                                                     Payable
Amortization                                        465,859.37      Other Accounting           70,380,706.47
                                                                     Prepaid
Long Investment due within one year                                 Accured Expense              2,990,567.00
Current Assets                                                      Current Liabilites
                                                                    Long-term
                                                                    Liabilities due
                                                                    within one year
Director Accounting Receiable                                       Other Current
                                                                    Liabilities
Accouting Receivable from subsidiary
  and company
   Business                                         234,898.00      Director Accounting
                                                                     Payable
                                                                    Accouting Payable
                                                                     from subsidiary and
                                                                     company

Current Assets in Total                          54,007,876.97      Current Liability in         80,621,884.53
                                                --------------      Total                        -------------
Long-term Investment                                                Long-term Liability
Long-term Equity Investment                                         Long-term Loan
Long-term Credit Investment                                         Securities Payable
Long-term Investment in Total                                       Long-term Accounting
                                                                     Payable
Consolidated Difference                                             Exclusive Accounting
                                                                     Payable
                                                                    Other Long-term
                                                                     Liability
Fixed Assets
Original Price of Fixed Assets                    2,632,964.28      Long-term Liability
                                                                     in Total
Minus: Accumulated Depreciation                    -514,562.60
Net Worth of Fixed Assets                         1,372,513.20      Deferred Assets
Minus: Impairment of Fixed Assets                                   Loan for  Deferred
                                                                     Assets
    Net Worth of Fixed Assets                     1,372,513.20
Project Material                                                    Liability in Total           80,621,884.53
Current Construction
Disposal of Fixed Assets

Fixed Assets in Total                             1,802,159.52      Minority Shareholder
                                                                     Interest
                                                                    Shareholder Interest
Intangible Assets and Other Assets                                   Equity                       6,000,000.00
Intangible Assets                                    38,362.00      Capital Surplus
Long-term Prepaid Expense                            68,951.55       Surplus Reverse
Other Long-term Assts                                               Non-distributed             -30,704,534.49
                                                                     Interest
                                                                     foreign currency
                                                                     translation
Intangible Assets and Other Assets in               107,313.55
Total

Deferred Assets:
Deffered Assets Debit                                               Shareholder Interest        -24,704,534.49
                                                                    in Total

                                                                    Liability and
Assets in Total                                  55,917,350.04      Shareholder Interest         55,917,350.04
                                                 -------------      in Total                    --------------

INFOACHIEVE LIMITED CONSOLIDATED SHEET
JANUARY TO AUGUST 2005

                 ITEM                                                          JANUARY TO AUGUST
-------------------------------------------------                              -----------------
SALES                                                                              51,166,420.33
Minus: Cost of sales                                                               24,199,988.23
            Sales tax                                                               4,860,809.93
PROFIT                                                                             22,105,622.17
  Add: Profit                                                                           -2,699.37
  Minus:                                                                                       -
          Operating expenses                                                        6,912,485.94
          General and administrative expenses                                       3,042,642.56
          Financial expenses                                                        1,203,481.88
OPERATING PROFIT                                                                   10,944,312.42
   Add: Investment income
            Subsidy income                                                            821,221.05
            Non-operating income                                                        1,000.00
  Minus: Non-operating expenses                                                    51,052,145.82
PROFIT IN TOTAL                                                                   -39,285,612.35
  Minus: Income tax                                                                     3,386.04
NET PROFIT                                                                        -39,288,998.39

BALANCE SHEET

COMPANY NAME: INFOACHIEVE LIMITED CONSOLIDATED SHEET

                  ITEM                            END OF YEAR                ITEM                 END OF YEAR
------------------------------------             -------------      ---------------------       --------------
Cash                                             11,233,421.21      Liquidated Debt:
Short Loan                                                   -      Short Loan                               -
Receipt Receivable                                           -      Receipt Receivable                      -
Equity Interest Receivable                                   -      Accounting Payable           3,216,018.72
Interest Receivable                                          -      Accounting                              -
                                                                    Collected in Advance
accounting receivale                             25,581,587.68      Payroll Payable                 995,436.24
Other accounting receivale                       15,348,185.43      Welfare Payable                 235,835.28
Accounting Prepaid                                    2,100.00      Equity Interest                       0.00
                                                                    Payable
Subsidy Receivable                                           -      Tax Payable                   2,494,845.84
Storage                                           7,270,060.38      Other Accouting                 -50,560.36
                                                                    Payable
Amortization                                      1,129,499.13      Other Accounting             69,730,948.13
                                                                    Prepaid
Long Investment due within one year                          -      Accured Expense                 570,766.34
Current Assets                                               -      Current Liabilites                       -
                                                                    Long-term
                                                             -        Liabilities due                        -
                                                                       within one year
Director Accounting Receiable                                -      Other Current                            -
                                                                    Liabilities
Accouting Receivable from subsidiary
  and company                                                -                                               -
   Business                                         233,978.00      Director Accounting                      -
                                                                    Payable
                                                             -      Accouting Payable                        -
                                                                     from subsidiary and
                                                                     company

                                                             -                                               -
Current Assets in Total                          60,798,831.83      Current Liability in         77,193,290.19
                                                 -------------          Total                   --------------
Long-term Investment                                         -      Long-term Liability
Long-term Equity Investment                                  -      Long-term Loan                           -
Long-term Credit Investment                                  -      Securities Payable                       -
Long-term Investment in Total                                -      Long-term Accounting                     -
                                                                    Payable
Consolidated Difference                                      -      Exclusive Accounting                     -
                                                                    Payable

                                                             -      Other Long-term                          -
                                                                    Liability
Fixed Assets                                                 -                                               -
Original Price of Fixed Assets                    1,838,193.28      Long-term Liability                      -
                                                                    in Total
Minus: Accumulated Depreciation                     188,724.60                                               -
Net Worth of Fixed Assets                         1,649,468.68      Deferred Assets                          -
Minus: Impairment of Fixed Assets                            -      Loan for  Deferred                       -
                                                                    Assets
    Net Worth of Fixed Assets                     1,649,468.68
Project Material                                             -
Current Construction                                         -
Disposal of Fixed Assets                                     -

Fixed Assets in Total                             1,649,468.68      Liability in Total           77,193,290.19
                                                                                                --------------

Intangible Assets and Other Assets                           -      Minority Shareholder
                                                                    Interest
Intangible Assets                                    53,044.00      Shareholder Interest
Long-term Prepaid Expense                            67,741.87           Equity                   6,000,000.00
Other Long-term Assets                                        -      Capital Surplus                          -
                                                             -      Surplus Reverse                          -
                                                             -      Non-distributed             -20,624,203.81
                                                                    Interest
                                                             -      foreign currency                         -
                                                                    translation

Intangible Assets and Other Assets in               120,785.87      Shareholder Interest        -14,624,203.81
Total                                            -------------      in Total                    --------------

Assets in Total                                  62,569,086.38      Liability and                62,569,086.38
                                                 -------------      Shareholder Interest        --------------
                                                                    in Total

PROFIT TABLE JANURYA TO SEPTEMBER 2005
COMPANY NAME : INFOACHIEVE LIMITED
               CONSOLIDATED SHEET

                 ITEM                                                                    JANUARY TO SEPTEMBER
---------------------------------------------                                            ---------------------
SALES                                                                                            66,216,019.35
Minus: Cost of sales                                                                             26,256,250.32
       Sales tax                                                                                  6,290,521.84
PROFIT                                                                                           33,669,247.19
  Add: Profit                                                                                       550,231.63
  Minus:
          Operating expenses                                                                     10,505,357.61
          General and administrative expenses                                                     4,169,336.59
          Financial expenses                                                                        984,307.03
OPERATING PROFIT                                                                                 18,560,477.59
   Add: Investment income
            Subsidy income                                                                        1,062,767.11
            Non-operating income                                                                      1,000.00
  Minus: Non-operating expenses                                                                  51,527,957.04
PROFIT IN TOTAL                                                                                 -31,903,712.34
  Minus: Income tax                                                                                   3,686.04
NET PROFIT                                                                                      -31,907,398.38

SCHEDULE 3.7A

Framedia Advertising has entered into an Advertisement Release Agreement with Baolin Advertising (Shanghai) Co., Ltd. ("Baolin Advertising") on September 4, 2005, pursuant to which Framedia Advertising should, at the time of two months prior to the change of ownership interest or change of control in relation to Framedia Advertising, give a written notice to Baolin Advertising of such change, and Baolin Advertising has the right determine whether to terminate this Advertisement Release Agreement or not. The term of this Advertisement Release Agreement is three months and the total amount payable by Baolin upon complete performance by Framedia Advertising of its obligations under this Advertisement Release Agreement is RMB821,000.

Certain Seller Parties may be subject to certain registration and approval requirements under PRC regulation with respect to their overseas investments.

SCHEDULE 3.11

The Company has entered into a Share Purchase Agreement on October 14, 2005 with IDG, FCIG, All In One International Limited, Timeleader Profits Limited, Yee On Investments Limited, Yufai Investments Limited, Dukeland Investments Limited and Seller, pursuant to which Seller purchased the entire issued share capital of the Company from IDG, FCIG, All In One International Limited, Timeleader Profits Limited, Yee On Investments Limited, Yufai Investments Limited and Dukeland Investments Limited, and assumed all of the employee stock options, the warrants and the options issued to the acquired entities of the Company.

SCHEDULE 3.12

Framedia Advertising Shenzhen Branch and Beijing Branch have paid the following overdue amount to the relevant tax authorities: (1) Shenzhen Branch - RMB171.22 in respect of withholding income tax for the months April and May of 2005; (2) Beijing Branch - RMB2,774.76 in respect of withholding income tax for the months from March to August of 2005, RMB138.52 in respect of business tax, city construction fees and culture and education related fees.

With respect to withholding income tax from employee salaries, Framedia Advertising currently allows the few employees to deduct certain expenses as reimbursement, sales commissions or rebates from their respective pre-tax salaries no more than RMB100,000 per month in average.

Some of stamp duty taxes in an total amount no more than RMB60,000 has not been paid by Framedia Advertising.

SCHEDULE 3.13

Details of the social insurance status of Framedia Advertising and its branches are listed as below:

INSTRUCTION TO THE NATIONAL HUMAN RECOURSES

1. COMAPANY WITH THE FOLLOWING NAMES EXECUTES THE LABOUR CONTRACT WITH
   EMPLOYEES:

1. Company: Shanghai Framdia Advertisement Development Co., Ltd

2. Northern Region: Beijing Subsidiary of Shanghai Framdia Advertisement Development Co., Ltd,

3. Eastern Region:(1) Shanghai Framedia Culture Advertisement Co., Ltd

                 (2) Shanghai Framdia Advertisement Development Co., Ltd

4. Southern Region: Guanzhou Subsidiary of Shanghai Framdia Advertisement Development Co., Ltd.

   Shenzhen Subsidiary of Shanghai Framdia Advertisement Development Co., Ltd.

5. Wuhan Company: Wuhan Subsidiary of Shanghai Framdia Advertisement Development Co., Ltd.

6. Nanjing Company: Nanjing Subsidiary of Shanghai Framdia Advertisement Development Co., Ltd.

2. AS DATE OF SEPTEMBER 30, THE NUMBER OF THE PEOPLE IN THE COMPANIES
   NATIONALWIDE

1. Company Headquater: 25

2. Northern Region: 150

3. Eastern Region: 77

4. Southern Region: 120

5. Wuhan Company: 16

6. Nanjing Company: 6

Total: 394

3. SOCIAL WELFARE PAID BY THE COMPANY FOR THE EMPLOYEES (PAID BY THE COMPANY SINCE ITS ESTABLISHMENT)

1. Company Headquater: April 2005

2. Northern Region: April 2005

3. Eastern Region: July 2005

4. Southern Region: Guanzhou: October 2004

                            Shenzhen: September 2004 - Feburary 2005, Employee insurace is under the name of the former companyh, it alters to be under the name of the new company since March 2005

5. Wuhan Company: April 2005

6. Nanjing Company: August 2005

4. FROM JANURARY 1, 2005, THE SPECIFIC TYPE AND BASIC AMOUNT OF THE SOCIAL WELFARE PAID BY THE COMPANY FOR THE EMPLOYEES

1. Company Headquater: retirement, work injury, unemployment,medical, maternity
                      (from July 2005), Housing (from October 2005)

2. Northern Region: retirement, work injury, unemployment,medical, maternity
                   (from July 2005), Housing (from October 2005)

3. Eastern Region: retirement, work injury, unemployment, medical, maternity,
                  Housing

4. Southern Region: Guangzhou: retirement, work injury, unemployment, medical, maternity Shenzhou: retirement, work injury, unemployment, medical

5. Wuhan Company: retirement, work injury, unemployment, medical

6. Nanjing Company: retirement, work injury, unemployment, maternity

NOTE: PLEASE SEE THE TABLE FOR THE BASIC AMOUNT OF EACH INSURANCE

5. EXPECT FOR SOCIAL INSURANCE, THE COMPANY IS PLANNING TO TAKE THE COMMERCIAL INSURANCE FOR THE EMPLOYEES AS FOLLOWING:

1. Company Headquater: No

2. Northern Region:Incidental commercial insurance for the employees in the engineering group of client service department is under procedure

3. Eastern Region:(1) Incidental commercial insurance for the employees in the engineering group of client service department is under procedure

                 (2) Non-local employee pay the comprehensive insurance:
                     retirement, work injury is under Ping An Insurance; the two part is managed by the social insurance deparatment

4. Southern Region: Incidental commercial insurance for the employees in the engineering group of client service department is under procedure

5. Wuhan Company:   Incidental commercial insurance for the employees in the
                   engineering group of client service department is under procedure

6. Nanjing Company: Incidental commercial insurance for the employees in the engineering group of client service department is under procedure

6. PUBLIC ACCUMULATION FUND FOR HOUSING PAID BY COMPANY

1. Company Headquater, Northern Region, Easter Region:housing fund is all base on the real salary as the basic amount, among which the amount paid by Nothern Region is no more than RMB1417/month(undertaken by company plus by individual)

2. Southern Region, Wuhan Company and Nanjing Company: October 2005 under procedure

7. NO. OF PEOPLE WITH INSURANCE PAID AND UNPAID

Beijing:  paid: 52;  unpaid: 123

Shanghai: paid: 44;  unpaid: 33

Shenzhen: paid: 18;  unpaid: 36

Guanzhou: paid: 43;  unpaid: 23

Wuhan:    paid: 14;  unpaid: 2

Nanjing:  paid: 6;   unpaid: 0

CURRENT SITUATION FOR PAYMENT OF INSURANCE THE COMPANY NATIONALWIDE(TAKEN SEPTEMBER 30 AS EXAMPLE)

                                                                   WORK
                               RETIREMENT        UNEMPLOYMENT     INJURY        MEDICICAL                         HOUSING
                           -----------------  -----------------  -------  -------------------               -------------------
  REGION     BASIC AMOUNT   CO.     EMPLOYEE   CO.     EMPLOYEE    CO.       CO.     EMPLOYEE   MATERNITY    CO      EMPLOY- EE
-----------  ------------  -----    --------  -----    --------  -----    -------    --------   ---------   ------   ----------
             1000/1500/
             2000/Famer
Headquater/  worker
Beijing      545/            20%       8%     1.50%     0.50%      0.50%      10%      2%+3       0.80%        10%      10%

             Refer to
             salary, no
             more than
Shanghai     RMB 6099        22%       8%        2%        1%      0.50%      12%         2%      0.50%         7%       7%

Shenzhen     1597/2661     9%/8%       5%      0.4%                0.50%  6.5%/1%         2%      0.50%     13.00%

Guangzhou    1422/2585       12%       8%        2%        1%      0.50%    8%+5          1%      0.70%

Wuhan        1000            20%       7%        2%        1%                  8%         2%      0.50%        10%      10%

             941(min.
Nanjing      amount)         21%       8%        2%        1%       0.2%       9%     2%+10       0.80%         8%       8%

Explantion

1. Beijing

 (1) The minimus for medical insurance is RMB1417,maximum RMB7086/month,less than this will increase automatically(e.g. Famer's retirement, work injury, unemployment basic amount is RMB545,medical basic amount is RMB1417);

 (2) Maternity insurance is compulsory for the people with Beijing Hukou;

 (3) Basic amount for the employee is set as salary of RMB1000, RMB1500, RMB2000, more than RMB 2000 will be paid according to RMB 2000;

 (4) Public accumulation fund of housing is carried out from September this year.

2. Shanghai

 (1) Paid according to the salary of the employee, min. RMB1220/month, max. 6099/month;

 (2) non-local employee paid for a fixed amount as for RMB172.5/month, and is the comprehensive insurance for the non-locals

3. Shenzhen

 (1) Paid according to the salary of the employee, min. RMB 1597/mon, managers and above paid based on RMB2000;

 (2) non-local employee only pay for the insurance for living in hospital, company undertake1%, individual undertakes none

 (3) the proportion for the non-local employee paying for retirement insurance against company is 8%, individual and shenzhelocal employee samely undertakes 5%;

 (4) Housing and maternity insurance only required amoung the one with shenzhen Hukou; Housing insurance can only be carried out for the one with no premise and living in shenzhen for a long time

4. Guangzhou

 (1) Paid according to the salary of the employee, min. RMB 1422/month,managers and above paid based on RMB 2585/month;

 (2) maternity and medical only carried out for the one with Guangzhou Hukou

 (3) no requirement from the government for the housing insurance

5. Wuhan

 (1) Minimus amount for the payment of insurance is RMB586/month,company sets as RMB100/month;

 (2) no maternity carrys out;

 (3) no compulsory requirement for housing insurance

6. Nanjing

 (1) Minimus amount for the payment of insurance is RMB 941/month;

 (2) no compulsory requirement for housing insurance

Schedule 3.20 is hereby incorporated by reference.

SCHEDULE 3.14

IDG has extended a loan to the Company for an amount of US$1,811,594.

Chen Hong has extended a loan to the Company for an amount of RMB4,000,000.

Tan Zhi has extended a loan to the Company for an amount of RMB2,700,000.

Liu Lei, Liu Shisheng, Zhao Haiqi and Shi Yong (collectively, the "Individual Lenders") have extended a loan to the Company for an amount of RMB3,027,560. Currently the Company has repaid RMB284,575.22 to the Individual Lenders and the balance of the loan is RMB2,742,984.78.

SCHEDULE 3.16

Pursuant to the Share Purchase Agreement dated October 14, 2005 among IDG, FCIG, All In One International Limited, Timeleader Profits Limited, Yee On Investments Limited, Yufai Investments Limited, Dukeland Investments Limited, the Company and Seller, Seller has assumed all of the employee stock options of the Company.

Below is a table of the list of employees that has been granted options, which describes the name of the employee, the position, the grant date, the number of option shares and the exercise price:

                                                                                               CALL OPTION
REGION       NAME           POSITION                           DATE OF GRANT     AMOUNT        PRICE(RMB)
------       -------        ------------------------           -------------     ------        -----------
             Zhi Tan        Chairman/CEO                       2005/7/1          30,000            47
             Lei Liu        President                          2005/7/1          30,000            47
             Yue Ying       Executive Vice-President           2005/7/1          30,000            47
             XXX            Vice-President                     2005/7/1          25,000            47
             XXX            Supervior of Sale                  2005/7/1           7,000            47
             Qihai Zhao     Vice General Manager               2005/7/1           4,000            47
             Yong Shi       Assistant to Chairman              2005/7/1           2,000            47
             Yueyong Zhang  Vice General Manager               2005/7/1           3,000            47
             Gangxiao Zhou  Vice General Manager               2005/7/1           3,000            47
Headquater   Shujuan Gao    Chief Legal Consultant             2005/7/1           5,000            47
             Ziming Yao     Supervior                          2005/7/1           1,500            47
             Kailei Xu      Supervior of Finance               2005/7/1           4,000            47
             Yongqing Wang  Supervior                          2005/7/1           1,500            47
             Yong Sun       Vice-Supervior of Real Property    2005/7/1           1,000            47
             Yue Liu        Market Supervior                   2005/7/1           1,000            47
             Yanping Qi     Manager of Client Service          2005/7/1             500            47
             Ziqian Cao     Supervior of Real Property         2005/7/1           1,200            47
             Dayong Sun     Manager of Real Property           2005/7/1             500            47
                                                                                -------
                                                               Total            150,200
                                                                                -------

             Songqiao Li    Assistant to Southern              2005/7/1          20,000            47
                              Region General Manager
             Haiqiang Lu    Southern Region Vice               2005/7/1           3,000            47
                              General Manager
             Yong Chen      Southern Region Vice               2005/7/1           3,000            47
                              General Manager
             Naigong Zhang  Assistant to Southern              2005/7/1           3,000            47
                              Region General Manager
             Weidong Shen   Guanzhou Real Propty               2005/7/1           1,000            47
                              Department Manager
             Jiuyi Zhu      Guanzhou Sales Manager             2005/7/1             800            47
             Min Wang       Guanzhou Client Manager            2005/7/1             800            47
             Tao Xu         Shenzhen Real Propty               2005/7/1           1,000            47
                              Department Manager
             Xuezhen Fang   Shenzhen Client Supervior          2005/7/1           1,200            47
             Yanzhen Tang   Guanzhou Finance Manager           2005/7/1             500            47
South        Mei Ou         Guanzhou Real Propty               2005/7/1             500            47
                              Department Vice Manager
             Anna Ma        Guanzhou Manager of                2005/7/1             800            47
                              Client Service
             Yongyan Yang   Guanzhou Vice Manager of           2005/7/1             500            47
                              Client Service
             Chunbo Miao    Shenzhen Sales Manager             2005/7/1             500            47
             Jianfang Shen  Shenzhen Manager of                2005/7/1             500            47
                              Client Service
             Zefei Wu       Shenzhen General Manager           2005/10/1         10,000           150
             Xiao Xiao      Manager of Finace HR               2005/10/1          1,500           150
                              Real Property
             Feng Wang      Dongguan Manager                   2005/10/1          1,500           150
             Zhigang Li     Supervior of Client Dpt.1          2005/10/1          1,500           150
             Hui Qiao       Supervior of Client Dpt.2          2005/10/1          1,500           150
             Xiufan Yu      Real Property Manager              2005/10/1            800           150
             Fang Wang      Dongguan Real Property             2005/10/1            800           150
                              Manager
                                                                                 ------
                                                               Total             54,700
                                                                                 ------
East         Bingwen Ding   Eastern Region General             2005/7/1          20,000            47
                              Manager
             Xin Wang       Eastern Region Vice                2005/7/1           3,000            47
                              General Manager

             Jingquan Ge    Eastern Region Vice                2005/7/1           3,000            47
                              General Manager
             Xiaohui Mao    Eastern Region Sales               2005/7/1           1,500            47
                              Supervior
             Xiao Xiao      Eastern Region Sales               2005/7/1           1,500            47
                              Supervior
             Hongqiang Mei  Eastern Region                     2005/7/1           1,500            47
                              Development Supervior
             Mei Huang      Eastern Region Service             2005/7/1           1,500            47
                              Supervior
             Zhiying Sheng  Assistant of Eastern               2005/7/1           1,500            47
                              Region General Manager
             Lina Ma        Eastern Region Vice                2005/7/1           1,500            47
                              Sales Supervior
             Sen Xiao       Eastern Region Sales               2005/7/1             800            47
                              Manager
             Feng Zhang     Wuhan Region Manager               2005/7/1             800            47
             Gang Wang      Nanjing Region Manager             2005/7/1             800            47
             Shaolin Yang   Eastern Region                     2005/7/1             500            47
                              Engneering Dpt. Manager
             Xiaolei Chen   Eastern Region Real                2005/7/1             800            47
                              Property Manager
             Bingqing Zhen  Eastern Region Media               2005/7/1             800            47
                              Manager
             Jin Li         Eastern Region                     2005/7/1             500            47
                              Engneering Dpt. Manager
                                                                                 ------
                                                               Total             40,000
                                                                                 ------
North        Yan Zhen       Northern Region General            2005/7/1          10,000            47
                              Manager
             Yu Zhang       Eastern Region Vice                2005/7/1           3,000            47
                              General Manager
             Ying Wang      Northern Region Sales              2005/7/1           1,500            47
                              Supervior
             Xueheng Zhang  Northern Region Sales              2005/7/1           1,500            47
                              Supervior
             Ying Xue       Northern Region Sales              2005/7/1           1,500            47
                              Supervior
             Jing Sun       Northern Region Sales              2005/7/1           1,500            47
                              Supervior
             Jinfeng Chen   Northern Region Sales              2005/7/1           1,500            47
                              Supervior
             Gang Wang      Sales Manager                      2005/7/1             500            47
             Xiujuan Tian   Sales Manager                      2005/7/1             500            47
             Yuhua Gao      Northern Region Vice               2005/7/1           1,200            47
                              Supervior

             Mingliang Dai  Northern Region Vice               2005/7/1           1,200            47
                              Supervior
             Ruikuan Shi    Northern Region Vice               2005/7/1           1,200            47
                              Supervior
             Fangwu Li      Northern Region Vice               2005/7/1           1,200            47
                              Supervior
             Huabin Hu      Northern Region Vice               2005/7/1           1,200            47
                              Supervior
             Xudong Shen    Northern Region Vice               2005/7/1           1,200            47
                              Supervior
             Xiaoqi Xia     Northern Region Manager            2005/7/1             800            47
             Li Liu         Northern Region Manager            2005/7/1             800            47
             Xiaolin Yao    Northern Region Manager            2005/7/1             800            47
             Fang Wang      Northern Region Vice               2005/7/1             500            47
                              Manager of Client Service
                                                                                -------
                                                               Total             31,600
                                                                                -------
                                                               TOTAL            276,500
                                                                                -------

SCHEDULE 3.17

Some computer software currently used by employees of Framedia Advertising and its branches does not obtain adequate licenses from the licensors.

PATENT/SOFTWARE           PATENT/ APPLICATION     APPLICANT/PERSON TO      REMARKS
                                  NO.             THE PATENT RIGHT
Equipment for the
information exchange            Patent
applied in elevator       No.:ZL03261862.X            Lei Liu              Authorization Announcement on July 21 2004

Information exchange
system applied in         Application No.             Lei Liu              Appliction on May 20 2003,Application
elevator                      03131393.0                                   accepted, still not authorized effective

Method and display
equipment for the
displaying of
different content in      Application No.:                                 Appliction on August 19 2003,Application
different regionin the        03153741.3              Lei Liu              accepted, still not authorized effective
screen

Programing system of      Software copyright
the information net in       registration
elevator                   No.:2004SR02363            Lei Liu              Registered on March 17 2004

Information management
system V1.0of high-end    Software copyright
residence elevator           registration
advertisement             No.:2004SR02362             Lei Liu              Registered on March 17 2004

                     APPLICATION   DATE OF    CERTIFICATE   DATE OF         PERSON TO THE
   TRADEMARK             NO.     APPLICATION       NO      ISSURANCE             TITLE                        CONDITION
-------------------  ----------- -----------  -----------  ---------  -------------------------  ----------------------------------
framedia                                        3431684    8/14/2004  Shanghai Framedia Culture  Under the procedure of alteration
                                                                      Advertisement Co., Ltd     of name as Shanghai Framedia
                                                                                                 Advertisement Development Co., Ltd

Logo                                            3431685    8/14/2004  Shanghai Framedia Culture  Under the procedure of alteration
                                                                      Advertisement Co., Ltd     of name as Shanghai Framedia
                                                                                                 Advertisement Development Co., Ltd

(CHINESE CHARACTERS)                            3431667    8/14/2004  Shanghai Framedia Culture  Under the procedure of alteration
                                                                      Advertisement Co., Ltd     of name as Shanghai Framedia
                                                                                                 Advertisement Development Co., Ltd

Framedia
(CHINESE CHARACTERS)   4351039    1/25/2005                           Shanghai Framedia Culture  Under the procedure of alteration
                                                                      Advertisement Co., Ltd     of name as Shanghai Advertisement
                                                                                                 Development Co., Ltd

framemedia
(CHINESE CHARACTERS)   4007117     6/2/2004                           Beijing Framedia           No alteratrion carried out
                                                                      Advertisement Co., Ltd

Enn                    3797256   12/17/2003                           Beijing Framedia           No alteratrion carried out
                                                                      Advertisement Co., Ltd

Enn                    3797257   12/17/2003                           Beijing Framedia           No alteratrion carried out

                                                                      Advertisement Co., Ltd

(CHINESE CHARACTERS)   3970436    4/14/2004                           Beijing Framedia           No alteratrion carried out
                                                                      Advertisement Co., Ltd

SCHEDULE 3.18

Below is a list of the Material Contracts of the Group Companies by October 10, 2005:

                                                                                 DATE
                                                                                   OF     BEGINNING EXPIRATION CONTRACT PRICE
    TYPE OF CONTRACT          COUNTERPARTY               SIGNING PARTY         EXECUTION    DATE       DATE         (RMB)     REMARK
------------------------ ---------------------- ------------------------------ ---------- --------- ---------- -------------- ------
Advertisement Programing Ping An Life Insurance        Shanghai Framedia       12/23/2004  1/5/2005   1/5/2006     500,000.00
        Contract           Company, Shenzhen    Advertisement Development Co.,
                               Subsidury                      Ltd

Advertisement Programing     Beijing Mobile            Shanghai Framedia         1/6/2005  1/4/2005   1/3/2006   1,985,880.00
        Contract                                Advertisement Development Co.,
                                                              Ltd

Advertisement Programing      Haina Mazida             Shanghai Framedia        3/11/2005  2/4/2005   2/3/2006     668,928.00
        Contract                                Advertisement Development Co.,
                                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing      Shanghai GM       Advertisement Development Co.,  2/21/2005  1/4/2005   1/3/2006  16,392,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing     Mingshen Bank      Advertisement Development Co.,  3/20/2005 3/18/2005  3/18/2006   1,809,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing      Haoya Watch       Advertisement Development Co.,  3/24/2005  4/4/2005   1/3/2006   1,605,240.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing     Nanfang Paper      Advertisement Development Co.,  3/23/2005  4/1/2004 12/31/2005     794,200.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing      Nanhu Traval      Advertisement Development Co.,  6/16/2005 6/15/2005 12/31/2005     560,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing    Haiwang Medicine    Advertisement Development Co.,  6/30/2005  7/3/2005   7/2/2008   3,600,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing   Guangdong Telecom    Advertisement Development Co.,  8/17/2005  8/1/2005  7/31/2006   1,160,000.00

Programing Contract                                    Advertisement
                                                    Development Co., Ltd

                                                       Shanghai Framedia
Advertisement Programing       Gujingong        Advertisement Development Co.,  8/12/2005 10/4/2005   4/3/2006   1,555,344.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing    Shuijinfang Wine    Advertisement Development Co.,  8/10/2005  8/4/2005   2/2/2006   1,050,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing      Yibao Water       Advertisement Development Co.,   8/1/2005  8/3/2005   8/2/2006     560,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing           BP           Advertisement Development Co.,  8/18/2005  9/4/2005  12/3/2005     821,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing      Jiade Tender      Advertisement Development Co.,  8/10/2005  9/3/2005   1/3/2006     715,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing   Yinzhan Apartment    Advertisement Development Co.,  8/10/2005  9/3/2005   1/2/2006     800,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing      Weiyou Food       Advertisement Development Co.,  8/16/2005  9/4/2005   3/3/2006     600,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing       Yili Milk        Advertisement Development Co.,  8/25/2005  9/4/2005  11/3/2005   1,303,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing    Shuijinfang Wine    Advertisement Development Co.,  8/31/2005 8/20/2005 10/20/2005     557,800.00
        Contract                                              Ltd

                                                       Shanghai Framedia

Advertisement Programing     Beijing Netcom     Advertisement Development Co.,  8/26/2005  9/4/2005 12/17/2005     584,853.75
        Contract                                              Ltd

                                                      Shanghai Framedia
Advertisement Programing Century Parki(cent)Ri  Advertisement Development Co., Non back   9/18/2005  3/18/2006   1,326,000.00
        Contract              Yue An Kang                     Ltd

                                                     Shanghai Framedia
Advertisement Programing           Sina         Advertisement Development Co., Non back    9/4/2005 11/17/2005     883,800.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing       Yiqi Mazida      Advertisement Development Co., Non back   9/22/2005 10/17/2005     914,550.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing    Modern Automobile   Advertisement Development Co.,    9/23/05 9/18/2005  11/3/2005     900,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing      Woman Hospital    Advertisement Development Co.,    9/30/05 9/18/2005  3/17/2006     540,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing      Finance Paper     Advertisement Development Co.,    9/30/05 10/1/2005 10/31/2005     800,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
Advertisement Programing     Singapore Travel   Advertisement Development Co.,    9/30/05 11/3/2005  12/3/2005   3,278,000.00
        Contract                                              Ltd

                                                       Shanghai Framedia
 Frame Purchase Contract     Beijign Zhongdi    Advertisement Development Co.,     9/1/05    9/1/05 12/10/2005   5,750,000.00
                          Changying Trade Co.,                Ltd
                                 Ltd

 Assets Purchas Contract    Guangdong Century             InfoAchieve           5/12/2005                      5800000cash
                                Saintfire                                                                      plus 90000
                         Advertisement Co., Ltd                                                                shares

 Assets Purchas Contract     Beijng Langmei               InfoAchieve            6/1/2005                      6850000cash
                         Advertisement Co., Ltd                                                                plus160000
                                                                                                               shares

                           Shanghai Sun Jiaxin
 Assets Purchas Contract   Advertisement Sales            InfoAchieve           6/12/2005                      2000000cash
                                Co., Ltd                                                                       plus
                                                                                                               99000shares

 Assets Purchas Contract     Beijing Tuojia               InfoAchieve           6/12/2005                      7200000cash
                         Advertisement Co. Ltd.                                                                plus95200
                                                                                                               shares

 Assets Purchas Contract     Guangzhou Liju               InfoAchieve           6/20/2005                      4000000cash
                         Advertisement Co., Ltd                                                                plus140000
                                                                                                               shares

Assets Purchas Contract  Beijign Xincheng Sihai           InfoAchieve           6/20/2005                            10000000
                         Advertisement Co. Ltd

Assets Purchas Contract      Beijing Linxian              InfoAchieve           8/22/2005                             8200000
                         Advertisement Co. Ltd


 Assets Purchas Contract    Shenzhen/Dongguan              InfoAchieve          8/31/2005                      7000000cash
                          Xinghuo Advertisement                                                                plus30000
                               Co., Ltd                                                                        shares

  Lease Agreement for        Beijng Langmei            Shanghai Framedia         7/1/2005  7/1/2005  2/28/2006     2000000  Division
     Elevator Media      Advertisement Co., Ltd Advertisement Development Co.,                                              of sales
                                                                 Ltd                                                             and
                                                                                                                            delivery

                                                                                                                            Division
   Lease Agreement for       Guangzhou Liju               Shanghai Framedia                                                 of sales
     Elevator Media      Advertisement Co., Ltd Advertisement Development Co.,   7/1/2005  7/1/2005  7/15/2007     763,629       and
                                                                   Ltd                                                      delivery

                                                                                                                            Division
   Lease Agreement for       Beijing Tuojia               Shanghai Framedia                                                 of sales
     Elevator Media      Advertisement Co. Ltd. Advertisement Development Co.,   7/1/2005  7/1/2005  1/15/2006   1,266,427       and
                                                                   Ltd                                                      delivery

     Loan Agreement              Hong Chen                     InfoAchieve      7/13/2005                        400 0000

     Loan Agreement               Tan Zhi                      InfoAchieve      7/13/2005                         270 0000

     Loan Agreement                 IDG                        InfoAchieve      7/13/2005                        1500 0000

     Loan Agreement               Lei Liu                      InfoAchieve      7/13/2005                          83194 0

     Loan Agreement              Haiqi Zhao                    InfoAchieve      7/13/2005                           865800
                                                                                                                (PROPERTY
                                                                                                                 NAME IN
                                                                                                                 CHINESE)

     Loan Agreement             Shisheng Liu                   InfoAchieve      7/13/2005                           473500

     Loan Agreement               Yong Shi                     InfoAchieve      7/13/2005                           856320

     Loan Agreement               Lei Liu                      InfoAchieve      8/17/2005                          4500000

     Loan Agreement               Yong Shi                     InfoAchieve      8/17/2005                           500000

   Placement Contract      Guangdong Kangjing          Shanghai Framedia       12/22/2004  1/1/2005 12/31/2007     3909600
                         Real Property Service  Advertisement Development Co.,
                              Co., Ltd                        Ltd

   Placement Contract       Guangzhou Feisha          Shanghai Framedia                    5/1/2004  4/30/2006     5368800  Increase
                         Advertisement Co., Ltd Advertisement Development Co.,                                                 every
                                                              Ltd                                                              month

     Lease Contract        Yulang Tengfei Real       Shanghai Framedia          7/12/2004 7/12/2004  7/12/2006   1,055,479
                              (Shanghai) Co.,          Development Co.,
                            Advertisement Ltd               Ltd

     Lease Contract       Yulang Tengfei Real        Shanghai Framedia           6/1/2005  6/2/2005  5/31/2007   1,354,785
                          Property (Shanghai)        Development Co.,
                          Co.,Advertisement Ltd            Ltd

     Lease Contract       Saite Group Co., Ltd  Beijing Subsidiary of Shanghai  3/29/2005 3/30/2005    206-7-7     722,925
                                                    Framedia Advertisement
                                                     Development Co., Ltd

  Auditor Hire Contract     Deloitti & Touche         Shanghai Framedia         9/19/2005 9/19/2005 Aboutearly   RMB972000
                                                Advertisement Development Co.,                        November
                                                            Ltd                                           2005

                                                     Shanghai Framedia
  Legal Consultant Hire                         Advertisement Development Co.,   9/2/2005  9/2/2005  11/9/2005
        Contract          O'Melveny & Myers LLP             Ltd                                                  USD150000
                                                                                                                  to250000

                                                     Shanghai Framedia
 Evaluator Hire Contract   American Appraisal   Advertisement Development Co.,  9/21/2005 9/21/2005 About late
                             China Limited                  Ltd                                       Octomber  USD 410000
                                                                                                          2005

Schedule 3.1 and Schedule 3.7 are hereby incorporated by reference.

SCHEDULE 3.20

The table below lists the receivables among the Group Companies and the Related Parties by September 30, 2005:

                                                      OTHER            OTHER
                 NAME OF COMPANY                    RECEIVABLE        PAYMENT            COUNTERPARTY
------------------------------------------------    ------------    -------------     --------------------
                                                                                       Beijing Framedia
Beijing Subsidiary of Shanghai Framedia                                                  Advertisement
Advertisement Development Co., Ltd                  4,438,843.00                      Development Co., Ltd

                                                                                       Beijing Framedia
Shanghai Framedia Advertisement Development Co.,     (952,043.68)                      Advertisement
Ltd                                                                                   Development Co., Ltd

                                                                                       Beijing Framedia
Guangzhou Subsidiary of Shanghai Framedia            (436,652.14)                        Advertisement
Advertisement Development Co., Ltd                                                    Development Co., Ltd

                                                                                       Beijing Framedia
Shenzhen Subsidiary of Shanghai Framedia                              (120,000.00)      Advertisement
Advertisement Development Co., Ltd                                                    Development Co., Ltd

Guangdong Century Saintfire Advertisement Co.,      4,500,000.00                          Lei Liu
Ltd
                                                      500,000.00                         Yong Shi
                                                                                        Beijing Framedia
Infoachieve Limited                                 2,742,984.78                        Advertisement
                                                                                      Development Co., Ltd
Infoachieve Limited                                                    459,421.58       Shisheng Liu
Infoachieve Limited                                                    798,883.15         Lei Liu
Infoachieve Limited                                                    795,547.97        Haiqi Zhao
Infoachieve Limited                                                    781,475.73          Yong Shi
Infoachieve Limited                                                 15,038,700.70            IDG
Infoachieve Limited                                                  4,135,205.48        Hong Chen
Infoachieve Limited                                                  2,802,655.48          Zhi Tan

Below is the latest capitalization table of Seller:

                         SHAREHOLER                          SHARES      %
              --------------------------------              --------   -----
ORDINARY      YEE ON INVESTMENTS LIMITED                     157,200     9.1%
 SHARES
              ALL IN ONE INTERNATIONAL LIMITED               177,200    10.3%
              TIMELEADER PROFITS LIMITED                     169,000     9.8%
              YUFAI INVESTMENTS LIMITED                       66,600     3.9%
              BE FIRST INVESTMENTS LIMITED *                 160,000     9.3%
              NICE EXCEL INVESTMENTS LIMITED *                95,200     5.5%
              SPARKLE MEDIA LIMITED *                         90,000     5.2%

              EXCELLENT CHINA (GROUP) LIMITED *              140,000     8.1%
              RED FOCUS INC. *                                99,000     5.8%
              BEST STAR PROFITS LIMITED *                     30,000     1.7%
              DUKELAND INVESTMENTS LIMITED **                 90,000     5.2%
PREFERENCE    IDG                                            150,000     8.7%
 SHARES
              FCIG                                           230,000    13.4%
CALL OPTION   IDG                                             35,550     2.1%
  RIGHT
              Zhi Tan                                         10,000     0.6%
              Lei Liu, Shisheng Liu, Haiqi Zhao, Yong Shi     10,000     0.6%
              Hong Chen                                       10,000     0.6%

* Shares to be issued upon completion of the Acquisition

** 40,000 Shares to be issued upon completion of the Acquisition

The Liaoning Branch of Beijing Yangguang Jiaxin Advertising Co., Ltd. is engaged in the frame display advertising business in Shenyang and Dalian. Beijing Lingxian Media Advertising Co., Ltd. still conducts certain outdoor advertising business and advertising agency business. Beijing Dipu Weiye Advertising Co., Ltd., of which one shareholder of Beijng Langmei Advertising Co., Ltd. holds 50% equity interest, also conducts certain outdoor advertising business. Wuhan Tuojia Advertising Co., Ltd., of which Ding Zhixue holds a majority interest, conducts certain outdoor advertising and advertising agency business. Guangzhou Liju Advertising Co., Ltd., Guangzhou Shenghuo Advertising Co., Ltd., of which Li Songqiao is a shareholder, and Shenzhen Jintan Advertising Co., Ltd. conduct advertising agency business.

Schedule 3.1, Schedule 3.4 and Schedule 3.30 are hereby incorporated by reference.

SCHEDULE 3.21

1. Exclusive Consultancy and Service Agreement among the Company, Liu Lei, Zhao Haiqi, Liu Shisheng, Shi Yong, Wang Gongquan and Framedia Advertising dated May 12, 2005;

2. Business Operation Agreement among the Company, Liu Lei, Zhao Haiqi, Liu Shisheng, Shi Yong, Wang Gongquan and Framedia Advertising dated May 12, 2005;

3. Declaration of Attorney dated May 11, 2005 between Wang Gongquan and the Company on Framedia Advertising;

4. Declaration of Attorney dated May 11, 2005 between Liu Shisheng and the Company on Framedia Advertising;

5. Declaration of Attorney dated May 11, 2005 between Liu Lei and the Company on Framedia Advertising;

6. Declaration of Attorney dated May 11, 2005 between Shi Yong and the Company on Framedia Advertising;

7. Declaration of Attorney dated May 11, 2005 between Zhao Haiqi and the Company on Framedia Advertising;

8. Share Pledge Agreement dated May 12, 2005 between the Company and Wang Gongquan;

9. Exclusive Purchase Option Agreement dated May 12, 2005 among the Company, Wang Gongquan and Framedia Advertising;

10.   Loan Agreement dated May 11, 2005 between the Company and Wang Gongquan;

11.   Share Pledge Agreement dated May 12, 2005 between the Company and Liu Lei;

12. Exclusive Purchase Option Agreement dated May 12, 2005 among the Company, Liu Lei and Framedia Advertising;

13.   Loan Agreement dated May 11, 2005 between the Company and Liu Lei;

14. Share Pledge Agreement dated May 12, 2005 between the Company and Liu Shisheng;

15. Exclusive Purchase Option Agreement dated May 12, 2005 among the Company, Liu Shisheng and Framedia Advertising;

16.   Loan Agreement dated May 11, 2005 between the Company and Liu Shisheng;

17.   Share Pledge Agreement dated May 12, 2005 between the Company and Shi
      Yong;

18. Exclusive Purchase Option Agreement dated May 12, 2005 among the Company, Shi Yong and Framedia Advertising;

19.   Loan Agreement dated May 11, 2005 between the Company and Shi Yong;

20.   Share Pledge Agreement dated May 12, 2005 between the Company and Zhao
      Haiqi;

21. Exclusive Purchase Option Agreement dated May 12, 2005 among the Company, Zhao Haiqi and Framedia Advertising;

22.   Loan Agreement dated May 11, 2005 between the Company and Zhao Haiqi;

23. Exclusive Consultancy and Service Agreement among the Company, Liu Lei , Shi Yong and Guangdong Shiji Shenghuo dated August 18, 2005;

24. Business Operation Agreement among the Company, Liu Lei, Shi Yong and Guangdong Shiji Shenghuo dated August 18, 2005;

25. Declaration of Attorney dated August 17, 2005 between Liu Lei and the Company on Guangdong Shiji Shenghuo;

26. Declaration of Attorney dated August 17, 2005 between Shi Yong and the Company on Guangdong Shiji Shenghuo;

27.   Share Pledge Agreement dated August 18, 2005 between the Company and Liu
      Lei;

28. Exclusive Purchase Option Agreement dated August 18, 2005 among the Company, Liu Lei and Guangdong Shiji Shenghuo;

29.   Loan Agreement dated August 17, 2005 between the Company and Liu Lei;

30.   Share Pledge Agreement dated August 18, 2005 between the Company and Shi
      Yong;

31. Exclusive Purchase Option Agreement dated August 18, 2005 among the Company, Shi Yong and Guangdong Shiji Shenghuo;

32.   Loan Agreement dated August 17, 2005 between the Company and Shi Yong.

SCHEDULE 3.22A


                                                                                             COMPLETION
                                                                                 NO OF        TIME OF          ACQUISITION PRICE
               ACQUISITION TARGET                   DATE OF       DATE OF   THESECTION TO   THE PLACEMENT   -----------------------
                                                   EXECUTION   ACQUISITION  BE TRANSFERED     CONTRACT      CASH(RMB)       SHARES
-------------------------------------------------  ----------  -----------  --------------  --------------  -----------------------
Guangzhou Subsidiary of Shanghai Framedia           5/12/2005   6/1/2005         6000         11/30/2005     5800000          90000
Advertisement Development Co., Ltd
Beijign Langming Advertisement Development Co.,      6/1/2005   7/1/2005         4000         12/31/2005     6850000         160000
Ltd
Shanghai Sun Jiaxin Advertisement Development       6/12/2005   7/1/2005         5300         10/31/2005     2000000          99000
Co., Ltd
Beijing Tuojia Advertisement Development Co., Ltd   6/12/2005   7/5/2005         7000         12/31/2005     7200000          95200
Guangzhou Juli Advertisement Development Co., Ltd   6/20/2005   7/1/2005         7000         12/31/2005     4000000         140000
Beijing Xincheng Sihai Advertisement Development    6/20/2005   7/1/2005         5500         10/31/2005    10000000           0.00
Co., Ltd
Beijign Linxian Advertisement Development Co.,      8/22/2005   9/1/2005         5000         12/31/2005     8200000           0.00
Ltd
Shenzhen/Dongguan Xinghuo Advertisement             8/31/2005  10/1/2005         5000         12/31/2005     7000000          30000
Development Co., Ltd
Total                                                                           44800                       51050000         614200

The following two tables set forth the outstanding transfer that hasn't been completed by October 10, 2005 from Shenzhen Frame Advertising Co., Ltd. and Beijing Frame Advertising Co., Ltd. to Framedia Advertising, respectively:

                                              NO.    FRAME          FRAME          ANNUAL                                  REASON
   CONTRACT   NAME OF   NAME OF PROPERTY      OF     No. OF  LOBBY  NO IN  TOTAL  CONTRACT  DATE OF                        OF NON-
    PARTY     PROJECT       COMPANY        ELEVATOR ELEVATOR   NO   LOBBY  FRAME   PRICE   BEGINNING  EXPIRATION PAYMENT  TRANSFER
------------- -------- ------------------- -------- -------- ----- ------- ------ -------- ---------- ---------- -------  --------

   Shenzhen                                                                                                                Owener
   Framedia            Shenzhen Ruizheng                                                                                   not
Advertisement  Meijia  Property Management   10        20      0       0     20     10000  8/1/2003   7/31/2006  Quaterly  willing
   Co., Ltd    Square  Co., Ltd                                                                                            to
                                                                                                                           alter

   Shenzhen            Shenzhen Hengl                                                                                      Owener
   Framedia    Hengyun Property Management    4         8      0       0      8      2400  8/1/2003   7/31/2006  Quaterly  not
Advertisement  Haoting Co., Ltd                                                                                            willing
   Co., Ltd                                                                                                                to
                                                                                                                           alter

   Shenzhen            Shenzhen Fuchang                                                                                    Owener
   Framedia    Forturn Property Management   10        30      0       0     30     24000  7/18/2003  7/17/2006  Quaterly  not
Advertisement  Square  Co., Ltd                                                                                            willing
   Co., Ltd                                                                                                                to
                                                                                                                           alter

   Shenzhen            Shenzhen World                                                                                      Owener
   Framedia     World  Garden Property        0         0      5      10     10      4800  7/1/2003   6/30/2006  Quaterly  not
Advertisement  Garden  Management Co., Ltd                                                                                 willing
   Co., Ltd                                                                                                                to
                                                                                                                           alter

   Shenzhen                                                                                                                Owener
   Framedia    Guodu   Shenzhen Guodu                                                                                      not
Advertisement   Golf   Guangju Property       0         0      3       6      6      3600  9/1/2003   8/31/2006  Quaterly  willing
   Co., Ltd    Garden  Management Co., Ltd                                                                                 to
                                                                                                                           alter

   Shenzhen            Shenzhen Shengfu                                                                                    Owener
   Framedia     Dalu   Property Management    0         0      2       4      4      2400  11/28/2003 11/27/2006 Quaterly  not
Advertisement   Garden  Co., Ltd                                                                                           willing
   Co., Ltd                                                                                                                to alter

   Shenzhen                                                                                                                Altered
   Framedia    Dongyue Shenzhen First                                                                                      but
Advertisement Mingxuan SallivisProperty       9        18      0       0     18     10800  2/20/2004  2/19/2006  Quaterly  proving
   Co., Ltd            Consultancy                                                                                         document
                       Co., Ltd
                                                                                                                           lost

   Shenzhen            Shenzhen Wansha                                                                                     Owener
   Framedia    Guanwan Property Management   18        36      0       0     36     19800  12/1/2004  11/30/2007 Quaterly  not
Advertisement   Lidu   Co., Ltd                                                                                            willing
   Co., Ltd                                                                                                                to
                                                                                                                           alter

   Shenzhen                                                                                                                 Altered
   Framedia    Shuixie Shenzhen Luohu 718                                                                                   but
Advertisement   Huadu  Xiangmei Rd.          24         48      0        0      48   43200   1/6/2004  1/5/2006   Quaterly  proving
   Co., Ltd                                                                                                                 document
                                                                                                                            lost

                                                                                                                            Altered
   Shenzhen            Shenzhen Wanze                                                                                       but
   Framedia    Yunding Property Management   22         44      0        0      44   26400   7/1/2004  6/30/2006  Quaterly  proving
Advertisement  Cuifeng Co., Ltd                                                                                             document
   Co., Ltd                                                                                                                 lost


   Shenzhen                                                                                                                 Altered
   Framedia   Yungding Shenzhen Wanze                                                                                       but
Advertisement  Cuifeng Property Management    0          0     10       10      10    8000   12/1/2004 11/30/2005 Quaterly  proving
   Co., Ltd    (Lobby) Co., Ltd                                                                                             document
                                                                                                                            lost

   Shenzhen            Shenzhen Yunfeng                                                                                     Owener
   Framedia    Yunfeng Property Management    6          6      0        0       6    7200   5/10/2004 5/9/2007   Quaterly  not
Advertisement  Garden  Co., Ltd                                                                                             willing
   Co., Ltd                                                                                                                 to alter

   Shenzhen                                                                                                                 Owener
   Framedia    Haiyan  Property Dept. of      2          4      0        0       4    2400     4/1/2004 3/30/2006  Quaterly not
Advertisement   Hotel  Shenzhen Haiyan                                                                                      willing
   Co., Ltd               Hotel                                                                                             to alter

   Shenzhen            Shenzhen Robert                                                                                      Owener
   Framedia   Tianjiao Property Management   28         56      0        0      56   42000   6/16/2004  6/15/2007  Quaterly not
Advertisement Huating  Co., Ltd                                                                                             willing
   Co., Ltd                                                                                                                 to alter

   Shenzhen                                                                                                                 Altered
   Framedia            Shenzhen Xingfujia                                                                                   but
Advertisement FuyiYaju Property Management   13         26      0        0      26   28080   12/1/2004  11/30/2007 Quaterly proving
   Co., Ltd            Co., Ltd                                                                                             document
                                                                                                                            lost

                       Spring Square
   Shenzhen            Management                                                                                           Altered
   Framedia    Spring  Department of                                                                                        but
Advertisement  Square  Shenzhen Zhaoshang     4          8      0        0       8    4800   9/8/2004   9/7/2007   Quaterly proving
   Co., Ltd            Property Management                                                                                  document
                       Co., Ltd                                                                                             lost

   Shenzhen     Yang                                                                                                        Altered
   Framedia   Guangdai Shenzhen Commercial                                                                                  but
Advertisement  Haibing Merchant              24         72      0        0      72   43200   7/23/2004 7/22/2007   Quaterly proving
   Co., Ltd     City                                                                                                        document
                                                                                                                            lost

   Shenzhen                                                                                                                 Owener
   Framedia    Nongke  Shenzhen Nongke                                                                                      not
Advertisement Xingyuan Property Management    6         12      2        4      16    9200   9/23/2004 9/22/2007   Quaterly willing
   Co., Ltd       |    Co., Ltd                                                                                             to alter


                                                                 NON-                                                       REASON
                          PROPERTY           FRAME NO.           INSTALL                         DATE OF   ANNUAL           FOR
CONTRACT      NAME OF     COMPANY   ELEVATOR    OF     INSTALL-  OF         DATE OF               PRICE    CONTRACT         NON-
PARTY         PROJECT       NAME       NO    ELEVATOR  MENT NO  PLATED TERM  START  EXPIRATION CACULATING  PRICE   PAYMENT  TRANSFER
--------      -------    ---------  -------- --------- -------  ------ ---- ------- ---------- ---------- -------- -------  --------
                         Beijing
   Beijing               Yuanyang
   Framedia              Jiye                                                                                               Owener
Advertisement Dushi      Property                                           1/1/                                            not
   Co., Ltd   Wangjing   Management     6       18      18        0      3  2003    12/31/2005  1/1/2003   6,000   Quaterly willing
                         Co.,Ltd                                                                                          to alter

   Beijing    Haobo      Beijing                                                                                            Owener
   Framedia   Internat-  Gelanhao                                           9/1/                                            not
Advertisement ional      Property       8       24      12        0      3  2003    8/31/2006   9/1/2003   8,000   Quaterly willing
   Co., Ltd   Apartment  Management                                                                                         to alter
                         Co.,Ltd

                         Beijing
   Beijing               Financial                                                                                          Owener
   Framedia   Tongtai    Street                          5        0      3  10/18/  10/17/2005 10/18/2002  4,000   Quaterly not
Advertisement Building   Property                                           2002                                            willing
   Co., Ltd              Management                                                                                         to alter
                         Co.,Ltd

                         6th
                         subsidiary
                         of
   Beijing               Beijnng
   Framedia   European   Zhong-                                                                                             Owener
Advertisement  Classic   shijie                                                                                             not
   Co., Ltd              Kendaofu
                         Property      34      102      94        0      2  8/1/    7/31/2006   8/1/2004   108,800 Quaterly willing
                         Management                                         2004                                            to alter
                         Co.,Ltd
                                                                                                                            Original
                                                                                                                            contract
                                                                                                                            expires,
                                                                                                                            New
   Beijing                                                                                                                  Frame in
   Framedia                                                                                                                 actual
Advertisement            Beijing                                                                                            using,
   Co., Ltd   Li City    Boan                                                                                               new
                         Property                                           7/1/                                            contract
                         Management    10       20       20       0      1  2004    6/30/2005   7/1/2004   20,000  Quaterly is about
                         Co., Ltd                                                                                           to
                                                                                                                            execute

                                                                                                                            Original
                                                                                                                            contract
                                                                                                                            expires,
                                                                                                                            New
                                                                                                                            Frame
                                                                                                                            in
                         Beijng                                                                                             actual
   Beijing               Huamin                                                                                             using,
   Framedia   Huahui     Property                                           9/1/                                            new
Advertisement New        Management    4        12       4        0      2  2003    8/30/2005   9/1/2003  2,400    Quaterly contract
   Co., Ltd   Village     Center                                                                                            is about
                                                                                                                            to
                                                                                                                            execute

SCHEDULE 3.22B

THE CURRENT STATUS OF FRAME DISPLAYMENT AGREEMENTS OF 8 ACQUIRED BUSINESS (AS OF DATE OCT 10, 2005)

(CHINESE        (CHINESE                                    (CHINESE        (CHINESE        (CHINESE        (CHINESE
CHARACTERS)      CHARACTERS)    (CHINESE CHARACTERS)         CHARACTERS)     CHARACTERS)     CHARACTERS)     CHARACTERS)
-------------   --------------  --------------------------  --------------  --------------  --------------  --------------
(CHINESE
CHARACTERS)     Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                    7
                Beijing         (PROPERTY NAME IN CHINESE)  A               Langmei         completed                    2
                Beijing         (PROPERTY NAME IN CHINESE)  A               Langmei         completed                   27
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed                   16
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed                   20
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed                   18
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed                    6
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed                    4
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed                   20
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                   11
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        completed                   16
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        follow up                    4
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed                    9
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                    6
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                    4

                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed              6
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        completed              6
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed              4
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        completed              6
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed             10
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed              8
                Beijing         (PROPERTY NAME IN CHINESE)  A               Langmei         completed              3
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        completed              4
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed              5
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed             43
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed              5
                Beijing         (PROPERTY NAME IN CHINESE)  A               Langmei         follow up              8
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        completed             12
                Beijing         (PROPERTY NAME IN CHINESE)  A               Langmei         completed             27
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed              7
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        follow up              4
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        follow up              2
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        completed             39
                Beijing         (PROPERTY NAME IN CHINESE)  A               Xincheng        completed             14

                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed        27
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        completed        24
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        follow up        12
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        follow up        72
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        follow up        38
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed         3
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         waiver           12
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         lost              5
                Beijing         (PROPERTY NAME IN CHINESE)  A               Xincheng        completed        36
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        follow up        24
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed        16
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed       147
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed        12
                Beijing         (PROPERTY NAME IN CHINESE)  A               Langmei         waiver            4
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed         4
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed         4
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed        84
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed        14
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed        36
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        follow up        36

                Beijing         (PROPERTY NAME IN CHINESE)  A               Xincheng        completed             72
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed              9
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        completed              6
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed             36
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed              7
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        completed             12
                Beijing         (PROPERTY NAME IN CHINESE)  A               Xincheng        follow up              8
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed             30
                Beijing         (PROPERTY NAME IN CHINESE)  A               Xincheng        completed             45
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed             25
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        completed             14
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        follow up              9
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        follow up             16
                Beijing         (PROPERTY NAME IN CHINESE)  A               Xincheng        completed             16
                Beijing         (PROPERTY NAME IN CHINESE)  A               Langmei         completed             18
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed             32
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         lost                  21
                Beijing         (PROPERTY NAME IN CHINESE)  A               Xincheng        waiver                18
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed              4
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         follow up              3

                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed                3
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed                2
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        completed                6
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        completed               10
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed               12
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                8
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                4
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed               51
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed               12
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed               30
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         follow up               15
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        completed               18
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed               24
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        completed               94
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        follow up               24
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        follow up               72
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed               20
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                6
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                7
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         follow up                4

                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed               125
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed                32
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         follow up                 9
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                10
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                76
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                72
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed               115
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                16
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                 9
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed                18
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                10
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Xincheng        completed                12
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed                 8
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        follow up                12
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Langmei         completed                 8
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         lost                     12
                Beijing         (PROPERTY NAME IN CHINESE)  AA              Xincheng        follow up                16
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         lost                      5
                Beijing         (PROPERTY NAME IN CHINESE)  AAA             Langmei         completed                34

                Beijing         [PROPERTY NAME IN CHINESE]  AA              Xincheng        completed                   154
                Beijing         [PROPERTY NAME IN CHINESE]  AA              Langmei         follow up                    36
                Beijing         [PROPERTY NAME IN CHINESE]  AA              Langmei         follow up                    16
                Beijing         [PROPERTY NAME IN CHINESE]  A               Langmei         follow up                     6
                Beijing         [PROPERTY NAME IN CHINESE]  A               Langmei         follow up                     6
                Beijing         [PROPERTY NAME IN CHINESE]  AAA             Langmei         completed                   146
                Beijing         [PROPERTY NAME IN CHINESE]  AA              Xincheng        follow up                     4
                Beijing         [PROPERTY NAME IN CHINESE]  AA              Langmei         waiver                       33
                Beijing         [PROPERTY NAME IN CHINESE]  AA              Langmei         completed                     2
                Beijing         [PROPERTY NAME IN CHINESE]  AA              Langmei         completed                    76
                Beijing         [PROPERTY NAME IN CHINESE]  AA              Langmei         completed                    18
                Beijing         [PROPERTY NAME IN CHINESE]  AAA             Xincheng        completed                     4
                Beijing         [PROPERTY NAME IN CHINESE]  AAA             Xincheng        completed                    27
                Beijing         [PROPERTY NAME IN CHINESE]  AA              Langmei         follow up                    15
                Beijing         [PROPERTY NAME IN CHINESE]  AAA             Xincheng        completed                    18
                Beijing         [PROPERTY NAME IN CHINESE]  AA              Langmei         completed                    12
                Beijing         [PROPERTY NAME IN CHINESE]  AA              Langmei         completed                    10
                Beijing         [PROPERTY NAME IN CHINESE]  AAA             Xincheng        follow up                    15
                Beijing         [PROPERTY NAME IN CHINESE]  AA              Langmei         follow up                     9
                Beijing         [PROPERTY NAME IN CHINESE]  AA              Langmei         follow up                     6

                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Langmei         lost                         9
                Beijing         (PROPERTY NAME IN CHINESE)    A               Xincheng        follow up                    8
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Langmei         completed                   17
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Langmei         completed                   75
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Xincheng        lost                        72
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Langmei         completed                   45
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Langmei         completed                   31
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Xincheng        lost                        93
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Xincheng        completed                   33
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Xincheng        follow up                   26
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Xincheng        completed                    9
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Langmei         completed                   10
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Xincheng        completed                   12
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Langmei         completed                    6
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Langmei         completed                   12
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Xincheng        completed                    8
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Langmei         waiver                      42
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Xincheng        completed                   24
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Xincheng        lost                        30
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Langmei         lost                        56

                Beijing         (PROPERTY NAME IN CHINESE)    AA              Langmei         completed                   24
                Beijing         (PROPERTY NAME IN CHINESE)    A               Xincheng        follow up                   24
                Beijing         (PROPERTY NAME IN CHINESE)    A               Xincheng        completed                   24
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Langmei         completed                   15
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Xincheng        completed                   18
                Beijing         (PROPERTY NAME IN CHINESE)    A               Langmei         follow up                    3
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Xincheng        completed                   28
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Langmei         completed                    7
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Langmei         follow up                    8
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Xincheng        follow up                   14
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Xincheng        completed                   20
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Langmei         completed                    6
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Langmei         completed                    4
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Langmei         completed                   12
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Xincheng        completed                   12
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Langmei         completed                   25
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Xincheng        completed                   30
                Beijing         (PROPERTY NAME IN CHINESE)    A               Xincheng        follow up                    6
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Langmei         completed                   16
                Beijing         (PROPERTY NAME IN CHINESE)    AA              Langmei         completed                   18
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Xincheng        completed                  222
                Beijing         (PROPERTY NAME IN CHINESE)    A               Xincheng        completed                    6
                Beijing         (PROPERTY NAME IN CHINESE)    AAA             Xincheng        completed                   12

             Beijing     (PROPERTY NAME IN CHINESE)        AAA         Langmei       completed      50
             Beijing     (PROPERTY NAME IN CHINESE)        AAA         Xincheng      completed       8
             Beijing     (PROPERTY NAME IN CHINESE)        AA          Langmei       completed      35
             Beijing     (PROPERTY NAME IN CHINESE)        AA          Langmei       waiver         16
             Beijing     (PROPERTY NAME IN CHINESE)(9)     A           Langmei       waiver          4
             Beijing     (PROPERTY NAME IN CHINESE)(8)     A           Langmei       waiver          4
             Beijing     (PROPERTY NAME IN CHINESE)(7)     A           Langmei       waiver          8
             Beijing     (PROPERTY NAME IN CHINESE)(6)     A           Langmei       waiver          2
             Beijing     (PROPERTY NAME IN CHINESE)(5)     A           Langmei       waiver          6
             Beijing     (PROPERTY NAME IN CHINESE)(4)     A           Langmei       waiver          4
             Beijing     (PROPERTY NAME IN CHINESE)(3)     A           Langmei       waiver          4
             Beijing     (PROPERTY NAME IN CHINESE)(2)     A           Langmei       waiver          4
             Beijing     (PROPERTY NAME IN CHINESE)(1)     A           Langmei       waiver          4
             Beijing     (PROPERTY NAME IN CHINESE)        AA          Xincheng      waiver          6
             Beijing     (PROPERTY NAME IN CHINESE)        AA          Xincheng      waiver          4

             Beijing     (PROPERTY NAME IN CHINESE)        AA          Xincheng      waiver         12
             Beijing     (PROPERTY NAME IN CHINESE)        AA          Langmei       completed      10
             Beijing     (PROPERTY NAME IN CHINESE)        AA          Xincheng      completed      12
             Beijing     (PROPERTY NAME IN CHINESE)        AA          Xincheng      follow up      12
             Beijing     (PROPERTY NAME IN CHINESE)        AAA         Langmei       follow up      24
             Beijing     (PROPERTY NAME IN CHINESE)        AAA         Langmei       follow up      16
             Beijing     (PROPERTY NAME IN CHINESE)        AAA         Xincheng      completed      16
             Beijing     (PROPERTY NAME IN CHINESE)        AAA         Xincheng      follow up     106
             Beijing     (PROPERTY NAME IN CHINESE)        AAA         Xincheng      completed      12
             Beijing     (PROPERTY NAME IN CHINESE)        AAA         Xincheng      completed       4
             Beijing     (PROPERTY NAME IN CHINESE)        AA          Langmei       completed       3
             Beijing     (PROPERTY NAME IN CHINESE)        AA          Xincheng      completed       8
             Beijing     (PROPERTY NAME IN CHINESE)        AA          Xincheng      completed      38
             Beijing     (PROPERTY NAME IN CHINESE)        AA          Xincheng      completed      16
             Beijing     (PROPERTY NAME IN CHINESE)        AAA         Xincheng      completed       6

             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       waiver          4
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed      27
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed      15
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      follow up       9
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       follow up       3
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed      34
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed      12
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      completed       4
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed       3
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       A           Langmei       follow up       4
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       follow up      42
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       follow up       9

             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      completed       9
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       waiver         20
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       waiver         60
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed      52
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed       5
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed       6
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed      48
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed      36
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed      28
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed      26
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed      23
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       A           Xincheng      completed       4
             Beijing      (PROPERTY NAME IN CHINESE)       A           Xincheng      completed       4

             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed      12
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed      36
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed      12
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed      10
             Beijing      (PROPERTY NAME IN CHINESE)       A           Langmei       follow up      10
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed      28
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      follow up       6
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed      10
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      follow up       6
             Beijing      (PROPERTY NAME IN CHINESE)       A           Xincheng      completed       9
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed      18
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed       6
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      follow up       6
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed       9

             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed       3
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed       6
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      waiver          4
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed      14
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed      42
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed       6
             Beijing      (PROPERTY NAME IN CHINESE)       A           Xincheng      completed      12
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed      16
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed      66
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      completed      42
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      follow up      11
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed       7
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed      18
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed       5
             Beijing      (PROPERTY NAME IN CHINESE)       A           Xincheng      completed      16

             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed      24
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      follow up      12
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      completed      18
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       lost           54
             Beijing      (PROPERTY NAME IN CHINESE)       A           Xincheng      completed     148
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      completed      28
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      follow up       6
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      follow up      12
             Beijing      (PROPERTY NAME IN CHINESE)       A           Langmei       completed      27
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      follow up      64
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       follow up     222
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed      24
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed      12
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed       4
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed      20

             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      follow up      27
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed       6
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed      60
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      completed       6
             Beijing      (PROPERTY NAME IN CHINESE)       A           Xincheng      completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       follow up      14
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       follow up      39
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       A           Langmei       completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed      12
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed      14
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed      33
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      completed      28
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       follow up     118

             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       A           Xincheng      waiver         45
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed      16
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed      12
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      completed       3
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       A           Langmei       completed       9
             Beijing      (PROPERTY NAME IN CHINESE)       A           Langmei       completed       3
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed      30
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed       9
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed       5
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed      30
             Beijing      (PROPERTY NAME IN CHINESE)       A           Langmei       waiver         43
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      follow up       6
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed       8

             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      completed      12
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      completed       0
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       follow up      16
             Beijing      (PROPERTY NAME IN CHINESE)       A           Langmei       follow up       6
             Beijing      (PROPERTY NAME IN CHINESE)       A           Langmei       completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       A           Langmei       completed       9
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       lost            3
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Xincheng      completed      12
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed       4
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       follow up       6
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed      30
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Langmei       completed       8
             Beijing      (PROPERTY NAME IN CHINESE)       AA          Langmei       completed      11
             Beijing      (PROPERTY NAME IN CHINESE)       AAA         Xincheng      completed      44

          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed              24
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              30
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        follow up              34
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              30
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed              30
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed              16
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              24
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              30
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              24
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              12
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              23
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        follow up              28
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        follow up              23
          Beijing         (PROPERTY NAME IN CHINESE)                A        Langmei        follow up               8
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        follow up              18
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        follow up              12
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        follow up              78
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        follow up              52
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed              30

          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              12
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                A        Langmei        waiver                  7
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              24
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        lost                    8
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed               9
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed               9
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              18
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed               4
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               4
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              12
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       follow up              34
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        follow up              34
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       lost                  117
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              12

          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed              16
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed             117
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       follow up               4
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed               4
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       follow up               2
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              16
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        lost                   13
          Beijing         (PROPERTY NAME IN CHINESE)                A        Langmei        completed              24
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed              18
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              12
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              12
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        lost                    4
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               9
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              16

          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       follow up              18
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed              23
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               4
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              24
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed              12
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       follow up              18
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        follow up               9
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               5
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              12
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        lost                   12
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       follow up               4
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                A        Langmei        follow up               4
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed              10
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed              16
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               5
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed              16

          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed              42
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed              14
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              27
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              12
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       lost                   18
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        follow up               5
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed              12
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       follow up              15
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               3
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed               3
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       waiver                 12
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       waiver                 10
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       waiver                  4
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       waiver                  4
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              16
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              18
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        follow up              12

          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        follow up              10
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               3
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              24
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed              13
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed              23
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              20
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              18
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              15
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed             125
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              40
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        follow up              96
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              15
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              32
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              81
          Beijing         (PROPERTY NAME IN CHINESE)                A        Langmei        follow up               4
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              14
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              12
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed               6

          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              18
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              34
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed               3
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              18
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              12
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed               4
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               4
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        follow up              16
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               5
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed              10
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              12
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed              32
          Beijing         (PROPERTY NAME IN CHINESE)                A        Langmei        completed               2
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              18
          Beijing         (PROPERTY NAME IN CHINESE)                A        Langmei        completed               4
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed              10
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       follow up               9

          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              10
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed               9
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              30
          Beijing         (PROPERTY NAME IN CHINESE)                A        Langmei        follow up               4
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        follow up              14
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed              22
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        waiver                 33
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              17
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed              20
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       follow up               6
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              42
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        follow up              28
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       follow up              30
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       follow up              18
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              16
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       waiver                 50
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               4

          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              15
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        follow up               3
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       follow up              24
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       follow up              18
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       waiver                 12
          Beijing         (PROPERTY NAME IN CHINESE)                A        Langmei        follow up               4
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       waiver                 14
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       lost                    8
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               9
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed             206
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              36
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed              24
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              12
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       waiver                  9
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              10
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed               7
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       follow up              78
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       follow up              12
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       lost                   12

          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       lost                   15
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       lost                   12
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              18
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        completed              25
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              76
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed               6
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                A        Langmei        follow up               5
          Beijing         (PROPERTY NAME IN CHINESE)                A        Langmei        lost                    5
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed              30
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Langmei        completed              18
          Beijing         (PROPERTY NAME IN CHINESE)                A        Xincheng       follow up              60
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       follow up              10
          Beijing         (PROPERTY NAME IN CHINESE)                A        Langmei        follow up               6
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed             110
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed             120
          Beijing         (PROPERTY NAME IN CHINESE)                A        Langmei        completed               8
          Beijing         (PROPERTY NAME IN CHINESE)                AA       Xincheng       completed              24
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Xincheng       completed             148
          Beijing         (PROPERTY NAME IN CHINESE)                AAA      Langmei        follow up              43

                Beijing        (PROPERTY NAME IN CHINESE)        A        Xincheng       completed       12
                Beijing        (PROPERTY NAME IN CHINESE)        A        Xincheng       completed       12
                Beijing        (PROPERTY NAME IN CHINESE)        A        Xincheng       completed       24
                Beijing        (PROPERTY NAME IN CHINESE)        A        Xincheng       completed        6
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Langmei        completed        7
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Langmei        completed        6
                Beijing        (PROPERTY NAME IN CHINESE)        AAA      Xincheng       completed       21
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Langmei        completed        9
                Beijing        (PROPERTY NAME IN CHINESE)        AAA      Langmei        lost            27
                Beijing        (PROPERTY NAME IN CHINESE)        A        Langmei        waiver          12
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Langmei        follow up       10
                Beijing        (PROPERTY NAME IN CHINESE)        A        Langmei        completed       14
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Xincheng       waiver          30
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Xincheng       completed       24
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Xincheng       completed        4
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Xincheng       completed       20
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Xincheng       completed       30
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Langmei        completed       26
                Beijing        (PROPERTY NAME IN CHINESE)        A        Xincheng       follow up        4
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Langmei        completed      183

                Beijing        (PROPERTY NAME IN CHINESE)        AAA      Langmei        completed      11
                Beijing        (PROPERTY NAME IN CHINESE)        A        Langmei        waiver         27
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Langmei        completed       5
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Xincheng       completed       3
                Beijing        (PROPERTY NAME IN CHINESE)        AAA      Langmei        completed       5
                Beijing        (PROPERTY NAME IN CHINESE)        A        Xincheng       completed      16
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Langmei        completed      97
                Beijing        (PROPERTY NAME IN CHINESE)        A        Xincheng       completed      14
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Xincheng       completed       6
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Xincheng       completed      48
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Langmei        completed       8
                Beijing        (PROPERTY NAME IN CHINESE)        AA       Langmei        completed       6
                Beijing        (PROPERTY NAME IN CHINESE)        AAA      Langmei        follow up      63
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      13
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      92
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      17
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       7
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       9
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       7
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       3

                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      68
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      50
                Beijing        (PROPERTY NAME IN CHINESE)3                Leading        follow up       4
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      22
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      56
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      18
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       2
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      12
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       3
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      60
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       4
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       4
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      16
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       4
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      16
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      14
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      14
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      18

                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       5
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       2
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      16
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      30
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      11
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      15
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       2
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      82
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      18
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       2
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       2
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      14
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      60
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      10

                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      32
                Beijing        (PROPERTY NAME IN CHINESE)1                Leading        completed       6
                Beijing        (PROPERTY NAME IN CHINESE)2                Leading        completed       6
                Beijing        (PROPERTY NAME IN CHINESE)3                Leading        completed      12
                Beijing        (PROPERTY NAME IN CHINESE)4                Leading        completed      12
                Beijing        (PROPERTY NAME IN CHINESE)5                Leading        completed      24
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      16
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      20
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      31
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      52
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      21
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       9
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      66
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       4
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      21
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      72
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      10

                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      9
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed     12
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      5
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed     73
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed     20
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      5
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed     42
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up     72
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      4
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed     18
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      2
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed     40
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up     52
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      4
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      3
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed     24
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up    114

                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      44
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       4
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       7
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      26
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      31
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      73
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      12
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      20
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      12
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      10
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      45
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       9
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      10
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      12

                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      73
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      24
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      16
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      14
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      40
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      12
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      39
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       9
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       4
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      11
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      28
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       4
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      16
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      62
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      12
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      16
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       8

                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       4
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       3
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      12
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       7
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      10
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       4
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      12
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      12
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      88
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      41
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      74
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      74

                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      16
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       4
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       9
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      18
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed       7
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       2
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      18
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      98
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      27
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       6
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      27
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       5
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up      24
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      24
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        completed      17
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       8
                Beijing        (PROPERTY NAME IN CHINESE)                 Leading        follow up       8

                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   completed    16
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   follow up     9
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   completed    30
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   completed     4
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   follow up     8
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   follow up    11
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   follow up     4
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   follow up    39
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   completed     8
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   completed     7
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   completed    64
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   completed     8
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   follow up    88
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   completed     6
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   completed    48
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   follow up    32
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   follow up    12
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   follow up    84
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   completed    12
                             Beijing     (PROPERTY NAME IN CHINESE)           Leading   follow up     4

                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   follow up    156
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   completed      3
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   follow up      8
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   completed     18
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   follow up      9
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   follow up      8
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   completed      8
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   follow up     36
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   follow up      8
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   follow up      9
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   completed      9
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   completed     24
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   completed      5
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   completed     16
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   follow up     99
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   completed      6
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   follow up     56
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   completed     28
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   follow up     24
                             Beijing     (PROPERTY NAME IN CHINESE)          Leading   follow up      4


                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      8
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     12
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed      3
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     12
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed      4
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     57
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      4
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      6
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     15
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed      2
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     18
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     11
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     16
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     24
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     27
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     48
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed      6
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     16
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     12
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     22

                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     12
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     51
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     66
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     18
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      6
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     75
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed      2
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     21
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed      6
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed      9
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     21
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     44
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     86
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     62
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      6
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     12
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      9
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      3
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     21
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     20

                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     10
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     36
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      6
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     20
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      4
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     12
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed      6
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     15
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     18
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed      6
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      9
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     39
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      6
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      9
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     12
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed      6
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      9
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     33
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed      9
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     15

                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      6
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     56
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     56
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      6
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed      4
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      6
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      8
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      9
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     23
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     12
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      6
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up      4
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     28
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed      8
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up    105
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     15
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     63
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     72
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     12
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     40

                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up     45
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     24
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     18
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed     24
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   completed
                             Beijing     (PROPERTY NAME IN CHINESE)            Leading   follow up
(PROPERTY NAME IN CHINESE)   Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    273
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    waiver        18
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     33
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    waiver        18
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed     46
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    waiver       105
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed      4
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed     16
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     21
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed      6
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed     12
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     32
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed      8
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    waiver        32
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed      6
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     10
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     12
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed      4
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     45
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     12
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    waiver         9

                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     32
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed    159
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     28
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed     28
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    waiver        32
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     18
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    waiver       110
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed     36
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    waiver         6
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     24
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed      9
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    waiver        30
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     24
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     21
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     45
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     12
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     54
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed     72
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed     60
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed    110
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     33
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    waiver        10
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     30
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    waiver        60
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    waiver         4
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    waiver        30
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    follow up      9
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     16
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     12
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    waiver         8

                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    waiver        8
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed    30
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     4
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     6
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed     6
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed    31
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed    20
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    waiver       51
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    waiver        8
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    12
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed    68
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    18
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     6
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed    12
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    12
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     8
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed    93
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    12
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed     9
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed    12
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed    18
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    18
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    16
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     6
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed    24
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     6
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed    24
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed    24
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed     8

                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     6
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed    24
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    24
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     6
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    18
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    28
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     8
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    42
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    17
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    32
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    waiver       30
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    54
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed     8
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    16
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    18
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    51
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed   193
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    32
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    32
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     6
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    16
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    30
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    waiver        6
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     4
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    12
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    waiver       12
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    completed     8
                             Shanghai    (PROPERTY NAME IN CHINESE)    AA      Tuojia    completed    69
                             Shanghai    (PROPERTY NAME IN CHINESE)    A       Tuojia    waiver        2
                             Shanghai    (PROPERTY NAME IN CHINESE)    AAA     Tuojia    completed    16

            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      38
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      56
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       7
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed     192
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      28
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      30
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed     137
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      62
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       waiver         15
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       waiver          4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       waiver          6
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       waiver          6
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      18
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       9
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      16
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      26

            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      15
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      81
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       waiver         27
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      10
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      16
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      18
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       waiver         16
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       waiver          0
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      26
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed      24
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      48
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      64
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       follow up      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       waiver          4
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      18
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      33
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       waiver         12
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      48
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       waiver         20
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       waiver         40
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      24
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       8

            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       waiver         20
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       waiver         10
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      44
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      90
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      20
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      18
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      26
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed     147
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      45
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      14
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      93
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       waiver         36
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed     174
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       7
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      66
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      40

            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      56
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      27
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       3
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       2
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       2
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       3
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      36
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      93
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      80
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed      58
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed      44
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed     108
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      56
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      57
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      36
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       2
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      20
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      18
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      40
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      18
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      18
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      60
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       7
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      18

            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      30
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      14
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      14
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      30
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       2
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed     141
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed     108
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       waiver          6
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       waiver         10
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       follow up       3
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed       9
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      60
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       waiver          9
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed      12

            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      60
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       waiver          2
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      32
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      16
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      24
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      22
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      48
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      40
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      78
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed       3
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      24
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      42
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       waiver          8
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      30

            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed      27
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       follow up       9
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      20
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      16
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Tuojia       completed      52
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Tuojia       completed     105
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Tuojia       completed     132
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      99
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      87
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed     286
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    waiver          6
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed      22
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      84
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed      36
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed      34
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed      68
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    follow up      28
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed      24
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       5
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      24
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      18

            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed      19
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed      15
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      15
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      16
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      24
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed      22
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      21
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed      36
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      24
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed      15
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed       4

            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      18
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      27
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      24
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       5
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      10
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      16
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed      24
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed      24
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      12

            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       9
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      15
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed      24
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed     129
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed      14
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed      12
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       4
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      22
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed       9
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed      10
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      52
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      56
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AA     Yangguang    completed      22
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed       8
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed      15
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      54
            Shanghai  (PROPERTY NAME IN CHINESE)    AAA    Yangguang    completed       6
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      24
            Shanghai  (PROPERTY NAME IN CHINESE)    A      Yangguang    completed      12

Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       3
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      20
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      24
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      24
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      36
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      68
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai    (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       8
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      follow up       2
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       4
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       9
Shanghai    (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed      18
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       4
Shanghai    (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed      57
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      12
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      26
Shanghai    (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       6
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      21
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      waiver         24
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      10
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       8
Shanghai    (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed      69
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      16
Shanghai    (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed      12
Shanghai    (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed      12
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       2

Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       4
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       4
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      24
Shanghai    (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed      78
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      18
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      12
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      26
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      30
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       6
Shanghai    (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       8
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       8
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       8
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai    (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed      33
Shanghai    (PROPERTY NAME IN CHINESE)B     A        Yangguang      completed      14
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      lost           16
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       2
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       2
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       4
Shanghai    (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       6
Shanghai    (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed      24
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      18
Shanghai    (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       8
Shanghai    (PROPERTY NAME IN CHINESE)B     A        Yangguang      completed       6
Shanghai    (PROPERTY NAME IN CHINESE)B     A        Yangguang      completed       9

Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      24
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      15
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed      36
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       2
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      18
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      20
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      37
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      10
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       8
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      waiver          6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed      34
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      18
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      waiver         36
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      12
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      waiver         33
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      48
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      12
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      16
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      waiver          6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      waiver         21

Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      waiver           4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        2
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        9
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       12
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      waiver           3
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       24
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        6
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      129
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      147
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       18
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       15
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        9
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        2
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        8
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        2
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       12
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       24
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      follow up        3
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       10
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        3
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       20
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       33
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       52
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed        6
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       42

Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       96
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       16
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       52
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       12
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       54
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       12
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        6
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        6
Shanghai   (PROPERTY NAME IN CHINESE)C     AAA      Yangguang      completed       20
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed        8
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      171
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       30
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        8
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       16
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        8
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       69
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       12
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       18
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       12
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       42
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       20
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        6
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       12
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       24
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       12
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       12
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       18

Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      18
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      12
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      16
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       5
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      lost            6
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      75
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       8
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      24
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      waiver          4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      15
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       3
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      15
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      12
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       3
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       8
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      39
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      24
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       8
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       3
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      12
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      12
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4

Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       2
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      10
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       2
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed      14
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      12
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       3
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       5
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       2
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed      18
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      15
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       8
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      16
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       6

Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        2
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        2
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        6
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       15
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        2
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        8
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        8
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        3
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      waiver           4
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed        8
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed        4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       60
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       48
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       12
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      102
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed        6
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       18
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed        6

Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       2
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      waiver          8
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       8
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      14
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       2
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      10
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      12
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      33
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       6
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      12
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      follow up       6
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed       2
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      34
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed      48
Shanghai   (PROPERTY NAME IN CHINESE)      AAA      Yangguang      completed      18
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       8
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed      16
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       8
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       8
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       2
Shanghai   (PROPERTY NAME IN CHINESE)      A        Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      10
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      34
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed       4
Shanghai   (PROPERTY NAME IN CHINESE)      AA       Yangguang      completed      12

Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       67
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       73
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       24
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire            waiver          8
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       12
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       26
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       16
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       12
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed        7
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed      136
Guangzhou  (PROPERTY NAME IN CHINESE)      AAA      Fire           completed       39
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       47
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       12
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed        4
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed        4
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       54
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed        4
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed        8
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       13
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       82
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed        8
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed        9
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       14
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       26
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       15
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire            waiver          5
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       21
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       46
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       28
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed        5
Guangzhou  (PROPERTY NAME IN CHINESE)      AA       Fire           completed       18

Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    10
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     3
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    16
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    26
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    11
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    28
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    39
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    36
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    36
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    32
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    32
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    12
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    12
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    17
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    11
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    32
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    14
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    26
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     7
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    26
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    26
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    27
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    22

Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    60
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    10
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    12
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    18
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    32
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    25
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    24
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    14
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     7
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     7
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    10
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    60
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    10
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    10
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    16
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    33
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    18
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    33
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    16
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     2

Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     2
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     1
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     9
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     7
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     9
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    11
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    follow up     4
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    16
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     7
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     5
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    24
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    13
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     9
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    10
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    34
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    17
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     3
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     5
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    14

Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    follow up      3
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     22
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     40
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     43
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      3
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      3
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      3
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      9
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      3
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      3
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      3
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     15
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      9
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     16
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     11
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      2
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      3
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     72
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     24
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     36
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     30
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    120
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     24

Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     36
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     54
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     10
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     16
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     36
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     59
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     74
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     24
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     98
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     11
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      1
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    227
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     21
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     18
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     17
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      3
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire     waiver       10
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      4
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     16
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     36
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     70
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     36
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     18
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     20
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     96
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      7

Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    30
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    21
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    21
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    10
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    34
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     5
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    24
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    follow up     3
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    follow up    12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    10
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    12
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    21
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    21
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     2
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     7
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed    10
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     2
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     4

Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     7
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     3
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    22
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     7
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     9
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed    11
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    21
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    26
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    16
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    follow up     4
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     5
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    54
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed    15
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    20
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     5
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed    24
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    20
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     2
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     3
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    54
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    follow up    22

Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    follow up    10
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    follow up    10
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    follow up     8
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    14
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    15
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     2
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     2
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    14
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    16
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed    15
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    11
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    follow up     6
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    16
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    20
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    14
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    48
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    35
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed    20
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed    16
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    24
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed     9
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed    16
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed     8
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    follow up    60

Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     22
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed      5
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed      4
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed      2
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed      4
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed      6
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     36
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed      9
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     16
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     51
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     24
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed     10
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     20
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     24
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     12
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    follow up     82
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed     22
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Fire    completed      3
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     18
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Fire    completed     26
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      4
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Fire    completed      4
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Liju    completed    150
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed     42
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Liju    completed     12
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Liju    completed      9
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed      6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed     18
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Liju    completed      6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed     96

Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed     9
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed    18
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed    24
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Liju    completed    18
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Liju    completed    27
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed    20
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Liju    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    follow up     9
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed    48
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed     2
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Liju    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed     9
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed     2
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Liju    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed    66
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Liju    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed    27
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Liju    completed    40
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed    12
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed    10
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Liju    completed     4
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed     6
Guangzhou    (PROPERTY NAME IN CHINESE)     AA    Liju    completed     2
Guangzhou    (PROPERTY NAME IN CHINESE)    AAA    Liju    follow up    87
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Liju    completed    21
Guangzhou    (PROPERTY NAME IN CHINESE)      A    Liju    completed    78

           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   15
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   follow up    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   follow up    9
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   follow up    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   follow up    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   follow up    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju     lost       6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   30
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   27
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   84
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   36
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   13
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   36
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   36
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   18

           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   24
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   15
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   30
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   follow up   12
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   54
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   30
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   23
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   24
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   39
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    2
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   30
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   20
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   40
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   46
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   70
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   40
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   16
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   28
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   15
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   10

           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   21
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   69
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   follow up  243
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    2
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    8
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   21
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed  140
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   30
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   15

           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   follow up  336
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   13
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    4
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   follow up    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   48
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   14
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   15
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   33
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   27
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed  133
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   follow up   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    8
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   27
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   10
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju    waiver      9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   follow up   51
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed  204
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   follow up   54
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   follow up   10
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   follow up   10
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   follow up   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6

           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    4
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju     lost      12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   81
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   42
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed  108
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   60
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   11
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   15
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   39
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    4
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    4
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6

           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   30
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   59
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   42
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   42
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   60
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed  111
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   21
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    4
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    4
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed  221
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   24
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   78
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   16
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed  547
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   15
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   14
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   42
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   30
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   11
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   24

           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   24
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   15
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   17
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   28
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   21
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   15
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    4
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    4
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   16
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   54

           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed  100
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   21
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   15
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   24
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   45
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    8
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   17
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   15
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    4
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju     lost      30
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   24
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   22
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   33
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed  118
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    2
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   follow up   14
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   follow up   50
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   27

           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   15
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   10
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed  159
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed  105
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   follow up    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   68
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   31
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   15
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   33
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   24
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   15
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed   24
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    2
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    2
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    8
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   24

           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   42
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   49
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   32
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    3
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    4
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   12
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   16
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   33
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    6
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   56
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed   24
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AA    Liju   completed    9
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed  110
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed   18
           Guangzhou   (PROPERTY NAME IN CHINESE)    AA   Liju   completed   42
           Guangzhou   (PROPERTY NAME IN CHINESE)   AAA   Liju   completed    8
           Guangzhou   (PROPERTY NAME IN CHINESE)    AA   Liju   completed   36
           Guangzhou   (PROPERTY NAME IN CHINESE)    A    Liju   completed    6

        Guangzhou   (PROPERTY NAME IN CHINESE)    A      Liju    completed    6
        Guangzhou   (PROPERTY NAME IN CHINESE)   AAA     Liju    completed   15
        Guangzhou   (PROPERTY NAME IN CHINESE)   AAA     Liju    completed    6
        Guangzhou   (PROPERTY NAME IN CHINESE)   AAA     Liju    completed   10
        Guangzhou   (PROPERTY NAME IN CHINESE)   AAA     Liju    completed    9
        Guangzhou   (PROPERTY NAME IN CHINESE)   AAA     Liju    completed    7
        Guangzhou   (PROPERTY NAME IN CHINESE)   AAA     Liju    completed   42
        Guangzhou   (PROPERTY NAME IN CHINESE)    AA     Liju    completed   15
        Guangzhou   (PROPERTY NAME IN CHINESE)    AA     Liju    completed   18
        Guangzhou   (PROPERTY NAME IN CHINESE)   AAA     Liju    completed    8
        Guangzhou   (PROPERTY NAME IN CHINESE)    AA     Liju    completed   12
        Guangzhou   (PROPERTY NAME IN CHINESE)    A      Liju    completed    6
        Guangzhou   (PROPERTY NAME IN CHINESE)    A      Liju      lost       3
        Guangzhou   (PROPERTY NAME IN CHINESE)   AAA     Liju    completed   21
        Guangzhou   (PROPERTY NAME IN CHINESE)    A      Liju    completed   30
        Guangzhou   (PROPERTY NAME IN CHINESE)    AA     Liju    completed   32
        Guangzhou   (PROPERTY NAME IN CHINESE)   AAA     Liju    completed   27
        Guangzhou   (PROPERTY NAME IN CHINESE)    AA     Liju    completed   54
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)   AAA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)   AAA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    completed

        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)   AAA     Liju    follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju    completed
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)   AAA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)   AAA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)   AAA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)   AAA     Liju      lost

        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)   AAA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)    A      Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)   AAA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)    AA     Liju      lost
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)         Xinghuo   completed

        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed
        Shenzhen   (PROPERTY NAME IN CHINESE)       Xinghuo   completed

        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed

        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)                  completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)                  completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed

        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed

        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed

        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   completed
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up

        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)                  follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up
        Shenzhen    (PROPERTY NAME IN CHINESE)        Xinghuo   follow up


                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up

                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up

                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)                 Xinghuo    follow up

                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Shenzhen    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
(PROPERTY NAME IN CHINESE)     Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed

                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    follow up
                               Dongguan    (PROPERTY NAME IN CHINESE)               Xinghuo    completed

SCHEDULE 3.22C

(CHINESE CHARACTERS)

                                            (CHINESE       (CHINESE
                                           CHARACTERS)    CHARACTERS)      2005/5/31      2005/6/30     2005/7/6      2005/8/12
                                           -----------    -----------      ---------      ---------     --------      ---------
Guangdong Century Fire Advertising Co.,       90,000      Y  5,800,000    Y 2,900,000
Ltd.
Beijing Langmei Advertising Co.,Ltd.         160,000      Y  6,850,000
Beijing Tuojia Advertising Co.,Ltd.           95,200      Y  7,200,000                   Y 1,200,000                 Y 1,800,000
Shanghai Yangguang Jiaxin Advertising         99,000      Y  2,000,000
Sales Co.,Ltd.
Guangzhou Liju Advetising Co.,Ltd.           140,000      Y  4,000,000                                  Y 400,000
Beijing Chengxin Sihai Advertising Co.,            0      Y 10,000,000                   Y 2,500,000
Ltd.
Beijing Leading Advertising Co., Ltd.              0      Y  8,200,000
Shenzhen Xinghuo Advertising Co., Ltd.        30,000      Y  7,000,000
(CHINESE CHARACTERS)                         614,200      Y 51,050,000    Y 2,900,000    Y 3,700,000    Y 400,000    Y 1,800,000

                                                                          (CHINESE        (CHINESE       (CHINESE
                                            2005/9/9      2005/10/12     CHARACTERS)     CHARACTERS)    CHARACTERS)
                                            --------      ----------     ----------      ----------     ----------
Guangdong Century Fire Advertising Co.,                                  Y  2,900,000       90,000      Y  2,900,000
Ltd.
Beijing Langmei Advertising Co.,Ltd.                                                -      160,000      Y  6,850,000
Beijing Tuojia Advertising Co.,Ltd.                                      Y  3,000,000       95,200      Y  4,200,000
Shanghai Yangguang Jiaxin Advertising                                               -       99,000      Y  2,000,000
Sales Co.,Ltd.
Guangzhou Liju Advetising Co.,Ltd.                                       Y    400,000      140,000      Y  3,600,000
Beijing Chengxin Sihai Advertising Co.,                                  Y  2,500,000            0      Y  7,500,000
Ltd.
Beijing Leading Advertising Co., Ltd.      Y 1,230,000                   Y  1,230,000            0      Y  6,970,000
Shenzhen Xinghuo Advertising Co., Ltd.                    Y 1,050,000    Y  1,050,000       30,000      Y  5,950,000
(CHINESE CHARACTERS)                       Y 1,230,000    Y 1,050,000    Y 11,080,000      614,200      Y 39,970,000

SCHEDULE 3.23

Schedule 3.12, Schedule 3.14 and Schedule 3.18 are hereby incorporated by reference.

SCHEDULE 3.24

None.

SCHEDULE 3.26

None.

SCHEDULE 3.27

    NATURE                         PLACE                           LEASOR                    LEASEE
---------------      -------------------------------         ------------------         -----------------
Office Building      Room 1103 Tengfei Building, 333         Yulang Tengfei             Shanghai Framedia
                     Tianshao Rd. Xuhui District             Property (Shanghai)        Advertisement
                     Shanghai                                Co., Ltd                   Development Co.,
                                                                                        Ltd
Office Building      Room 2801 Tengfei Building, 333         Yulang Tengfei             Shanghai Framedia
                     Tianshao Rd. Xuhui District             Property (Shanghai)        Advertisement
                     Shanghai                                Co., Ltd                   Development Co.,
                                                                                        Ltd
Office Building      Room 30307, 3 Floor, Saite Square,      Saite Group Co., Ltd       Beijing Subsidiary
                     22 Jianguomenwai Ave. Beijing
Office Building      Room 30408, 3 Floor, Saite Square,      Saite Group Co., Ltd       Beijing Subsidiary
                     22 Jianguomenwai Ave. Beijing
Office Building      Room 30409, 3 Floor, Saite Square,      Saite Group Co., Ltd       Beijing Subsidiary
                     22 Jianguomenwai Ave. Beijing
Office Building      Room 30410, 3 Floor, Saite Square,      Saite Group Co., Ltd       Beijing Subsidiary
                     22 Jianguomenwai Ave. Beijing
Office Building      Room 3208, Jiahui New City              Shenzhen Shengli           Shenzhen
                     Huishang Center, 3027 Shennan Rd.,      Industry and               Subsidiary
                     Futian District, Shenzhen               Development Co., Ltd
Office Building      Room 2711, Jiahui New City              Guangjing Zhang            Shenzhen
                     Huishang Center, 3027 Shennan Rd.,                                 Subsidiary
                     Futian District, Shenzhen
Office Building      Room 2010, A Junhua Builing, 177        Zhu Cao                    Wuhan Subsidiary
                     Hanjiang Rd, Wuhan
Office Building      Room 2108, B New World Center,88        Xing Gao                   Gang Wang
                     Zhujiang Rd. Xuanwu District,                                      Guangzhou
                     Nanjing

    NATURE                  RENT                AREA                 TERM                  PRICE
---------------      ------------------        ------       ----------------------       ---------
Office Building      35109.5/month             304.77           04-7-12 to 06-7-12       1,055,479
                     +8868.81/ month
Office Building      47602.36/ month           305.07            05-6-1 to 07-5-31       1,354,785
                     +8847.03/ month
Office Building      $14/ month *squ.m.           425            05-3-29 to 06-7-7         722,925
Office Building      $14/ month * squ.m.          177             05-4-8 to 06-7-7         301,077
Office Building      $14/ month * squ.m.          177             05-4-8 to 06-7-7         301,077
Office Building      Y*8333/ month                103            05-12-1 to 06-7-7          58,331
Office Building      Y*23920.7/ month          281.42            05-6-10 to 06-6-9         287,048
Office Building      Y*5000/ month                 82           05-9-19 to 06-9-18          60,000
Office Building      Y*3500/ month             149.95       2005-8-1- to 2006-1-31          21,000
Office Building      65000/year                111.41         2005-4-9-to 2006-4-8          65,000

    NATURE                          PLACE                            LEASOR                   LEASEE
---------------      ----------------------------------      ---------------------      -----------------
Office Building      Room 2001, Xianglong Garden             Chengshun Huang            Saintfire
                     Huixiang Ge, 175., Northern Tianhe                                 Advertisement
                     Rd., Guangzhou                                                     Co., Ltd
Office Building      Room 2007, Xianglong Garden
                     Huixiang Ge, 175., Northern Tianhe
                     Rd., Guangzhou
Office Building      Room 2006, Xianglong Garden
                     Huixiang Ge, 175., Northern Tianhe      Zhonghan Zhang             Guangzhou
                     Rd., Guangzhou                                                     Subsidiary
Office Building      Room 1305, Xianglong Garden
                     Huixiang Ge, 175., Northern Tianhe      Ronghui Chen (Agent)       Guangzhou
                     Rd., Guangzhou                                                     Subsidiary
Office Building      Room 2703, Xianglong Garden
                     Huixiang Ge, 175., Northern Tianhe      Jin Luo                    Guangzhou
                     Rd., Guangzhou                                                     Subsidiary
Office Building      F, 8 Floor, Commercial                  Dongguan DonghuGarden      Zefei
                     Residence,Donghu Garden, Dongguan       Property Co., Ltd          WuY(Dongguan
                     , Guangzhou                                                        Xinghuo Co., Ltd)
Domitory             D, 33 Floor, Second Building            Qunsong Zhong              Fang Wang
                     Commercial Residence,Donghu
                     Garden, Dongguan , Guangzhou
Domitory             Room 302, 2455 Lane, Xietu              Xuping Xu                  Shanghai Framedia
                     Rd.Xuhui District, Shanghai                                        Advertisement
                                                                                        Development Co.,
                                                                                        Ltd

    NATURE                  RENT                AREA                 TERM                  PRICE
---------------      ------------------        ------       ----------------------       ---------
Office Building      12300/ month +300/           360            05-5-1 to 08-4-30         453,600
                     month
                     Parking Place
Office Building      2600/ month                   95           05-9-15 to 06-9-14          31,200
Office Building      2600/ month                   95            05-7-1 to 06-6-30          31,200
Office Building      4800/ month               128.78            05-6-10 to 06-6-9          57,600
Office Building      Y*1700/ month                110            05-6-1 to 06-5-31          23,460
Office Building      +management
                     feesY*255/ month
Domitory             Y*2400/ month                130            05-1-10 to 06-1-9          32,400
                     +Y*300/ month
Domitory             5800/ month                135.3           05-6-20 to 06-6-20          69,600

SCHEDULE 3.29

Seller has engaged Hina (Beijing) Investment Consultancy Co., Ltd. ("Hina") as its financial advisor in relation to the acquisition with a potential buyer. As consideration, Seller will pay a certain percentage of the acquisition amount to Hina pursuant to the Engagement Letter with Hina dated September 21, 2005.

SCHEDULE 3.30

1.    Certificate of Incorporation of Seller;

2. Shareholders' Agreement dated October 14, 2005 among Seller, All In One International Limited, Timeleader Profits Limited, Yee On Investments Limited, Yufai Investments Limited, Dukeland Investments Limited, FCIG and IDG;

3. Amended and Restated Memorandum and Articles of Association of Seller (to be filed);

4.    Register of Members of Seller;

5.    Register of Directors of Seller.

SCHEDULE 3A.3

Schedule 3.7A is hereby incorporated by reference.

                                                                       EXHIBIT A

                        FORM OF CONFIDENTIALITY AGREEMENT

     This Agreement is made and entered into as of this [____]th day of [October] 2005 ("Effective Date") by and among TOTAL TEAM INVESTMENTS LIMITED, an international business company incorporated in the British Virgin Islands ("Seller"), INFOACHIEVE LIMITED, an international business company incorporated in the British Virgin Islands (the "Company"), the shareholders of NewCo set forth on Schedules 1.A and 1.1B hereto ("NewCo Shareholders"), and FOCUS MEDIA HOLDING LIMITED, a company organized under the laws of the Cayman Islands ("Buyer").

     WHEREAS, the Seller Parties, the Company and Buyer have exchanged and plan to exchange specific information on a confidential basis in connection with a possible acquisition by Buyer of the Company from Seller (the "Proposed Transaction") pursuant to a Share Purchase Agreement, dated as of October 15, 2005, among Seller, the Company, the Seller Parties and Buyer (the "SPA"); and

     WHEREAS, this Agreement sets forth the terms and restrictions that will apply to that information and to other confidential and/or proprietary information they have exchange or may exchange.

     NOW, THEREFORE, the parties hereto agree as follows:

1. Certain Defined Terms. For purposes of this Agreement, the following terms shall have the following meanings:

     "Confidential Information" means any information of a confidential and/or proprietary nature first disclosed to the Recipient by the Disclosing Party in connection with the consideration of the Proposed Transaction, including without limitation information relating to the Business, the business of the Buyer and the terms and conditions of the Share Purchase Agreement. Notwithstanding the foregoing, the term "Confidential Information" shall not mean or include, and the parties shall have no obligations with respect to, information which: (a) was already known to the Recipient, free of any obligation of confidence insofar as is known to the Recipient at the time of its disclosure by the Disclosing Party (except that such information shall be subject to this Agreement from and after the date on which the Disclosing Party identities the information as Confidential Information); (b) is, or becomes, publicly available, through publication, inspection of a product or otherwise, and through no wrongful act of Recipient or any of its representatives; (c) is or has been independently developed by or for the Recipient without reference to any Confidential Information; (d) is received by the Recipient from a third party which is not known by Recipient to be subject to a confidentiality requirement; (e) is approved for release by written authorization of the Disclosing Party; or (f) is disclosed by the Recipient upon receipt of advice of counsel that such disclosure is required pursuant to the lawful requirement or request of a governmental agency or disclosure is otherwise required pursuant to law, regulation or legal or judicial process; provided, however, that with respect to this clause (f), the Disclosing Party has been promptly notified prior to any such disclosure so that the Disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with this Agreement.

     "Disclosing Party" means to the party delivering the information, and can mean any of Seller, NewCo Shareholders, the Company or Buyer.

     "Governmental Authority" means any government or governmental or regulatory body thereof, or political subdivision thereof, whether PRC, United States federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

     "Law" means any statute, code, law, ordinance, regulation or rule or other legally binding requirement of any Governmental Authority.

     "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other entity.

     "Recipient" means the party receiving the information from any of the Disclosing Parties, and can mean either any of Seller, NewCo Shareholders, the Company or Buyer.

     "representatives" of either party mean such party's subsidiaries and Affiliates, directors, officers, employees, representatives, financing sources or agents (including, without limitation, financial advisors, attorneys, accountants and consultants).

     "Transaction Information" refers to the fact that discussions or negotiations are taking place concerning the Proposed Transaction among Seller, NewCo Shareholders, the Company and Buyer, including the existence of this Agreement, and any of the terms, conditions or other facts with respect to the Proposed Transaction, including the existence or status thereof.

2. Any capitalized terms not otherwise defined herein shall have the meanings defined in the SPA.

3. Until the date which is two (2) years from the Effective Date of this Agreement, or unless otherwise agreed to, in writing, by the parties, the Confidential Information shall be used by the Recipient and its representatives solely for the purpose of evaluating the Proposed Transaction and shall not be used in any other way, whether or not detrimental to the Disclosing Party, and the Recipient shall not disclose to any other Person, other than its representatives, any of the Confidential Information received from the Disclosing Party hereunder, by using substantially the same degree of care to avoid disclosure of such Confidential Information as Recipient employs with respect to its own proprietary and confidential information of like kind. The Recipient further agrees to inform its representatives of the confidential nature of the Confidential Information and the duties and obligations of the Recipient and its representatives with respect to the Confidential Information as set forth in this Agreement. The Recipient agrees to be responsible for any breach of this Agreement by its representatives; provided, however, such Recipient will not be responsible or held liable for any breach of this Agreement by any of the Recipient's representatives who is not one of its directors, officers or employees, and who has agreed in writing addressed to the Disclosing Party to be bound by the provisions of this Agreement.

4. The Confidential Information, including all copies of any analyses, compilations, studies or other documents prepared by the Recipient or for the Recipient's use which reflect or contain any Confidential Information, shall be and remain the property of the Disclosing Party and will be destroyed upon request of the Disclosing Party, with such destruction to be certified by the Recipient to the Disclosing Party.

5. Except as hereinafter provided, none of the parties and their respective representatives will, without the prior written consents of the other parties, disclose to any other Person, other than its representatives, the Transaction Information; provided that any party may make any such disclosures referred to in the preceding sentence (i) to the extent advised by competent legal advisors that such disclosure is required by applicable Law and so long as, where such disclosure is to a Governmental Authority and such party shall use all reasonable efforts to obtain confidential treatment of the Confidential Information so disclosed, (ii) to the extent required by the rules of any stock exchange, (iii) to its officers, directors, employees and professional advisors as necessary to the consummation of the Proposed Transaction so long as such party advises each Person to whom the Transaction Information is so disclosed as to the confidential nature thereof, and (iv) to its investors and any Person otherwise providing substantial debt or equity financing to such party so long as the party advises each Person to whom any such disclosures referred to in the preceding sentence is so made as to the confidential nature thereof; provided that, in each case, the disclosing party shall promptly inform the Disclosing Party prior to any such disclosure.

6. Each of the parties acknowledges and agrees that, other than as contained in disclosure to be made in Buyer's public filings with the United States Securities and Exchange Commission and certain public statements by Buyer for the benefit of the investing public, Buyer's Confidential Information disclosed or to be disclosed to any of the Recipients in connection with such Recipient's evaluation of the Proposed Transaction and the Transaction Information is non-public in nature. The Confidential Information and the Transaction Information is disclosed to a Recipient only for the purpose of aiding such Recipient in its evaluation of the Proposed Transaction and for no other purpose. It shall be a breach of this Agreement for a Recipient to purchase, sell, offer to purchase or sell or in any way trade in the securities of any of the parties or any derivative thereof until such time as the Confidential Information or Transaction Information, as the case may be, if material, has been made public.

7. Each of the parties further agrees that it will advise its representatives to whom such party provides access to any of the Confidential Information and the Transaction Information, that the Confidential Information and the Transaction Information is non-public in nature and that such persons are strictly prohibited from making any use, publishing, or otherwise disclosing to others, or permitting others to use any of the Confidential Information and the Transaction Information for their benefit or to the detriment of the other parties; and are prohibited from engaging in any trading activity in the securities of any of the parties or any derivative thereof, including any purchase, sale, offer to purchase or sell such securities or any derivative thereof until such time as the Confidential Information or Transaction Information, as the case may be, if material, has been made public.

8. This Agreement and any performance hereunder shall be interpreted in accordance with any shall be governed by the laws of the State of New York, United States of America.

9. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter and supersedes all previous communications, both oral and written, representations and understandings among the parties with respect to the subject matter of this Agreement. If any provisions of this Agreement are held to be invalid or unenforceable, they are to that extent to be deemed omitted and the remaining provisions of this Agreement will remain in full force and effect.

10. No amendment, modification, and/or discharge of this Agreement shall be valid or binding on the parties unless made in writing and signed on behalf of each of the parties by their respective duly authorized officers or representatives. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement, and will become a binding agreement when one or more of the counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

11. It is understood and agreed that no contract or agreement relating to the Proposed Transaction shall be deemed to exist unless and until a definitive agreement regarding the Proposed Transaction has been executed and delivered by both parties. It is further agreed that neither party has any legal obligation or commitment whatsoever to enter into a definitive agreement with respect to such transaction by virtue of this Agreement or any other written or oral expression with respect to such transaction except, in the case of this Agreement, for the matters specifically agreed to herein. For purposes of this Agreement, the term "definitive agreement" does not include an executed letter of intent or any preliminary written agreement, nor does it include any written or verbal acceptance by one party of an offer by the other. In the event that definitive agreements are executed, the terms and conditions contained therein shall govern the future obligations of the parties with respect to the Confidential Information and the Transaction Information.

12. Each of the parties acknowledges that they are aware, and that they will advise their respective representatives who are informed as to the matters which are the subject matter of this Agreement, that the United States securities laws prohibit any person who has received from an issuer material, nonpublic information from purchasing or selling securities of such issuer or from communicating this information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

13. The obligations set forth in this Agreement shall expire and be of no further force and effect two years from the date hereof.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer, in each case as of the date first above written.

                                        TOTAL TEAM INVESTMENTS LIMITED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INFOACHIEVE LIMITED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [                                      ]
                                         --------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        FOCUS MEDIA HOLDING LIMITED


                                        By:
                                            ------------------------------------
                                        Name: Jason Jiang Nanchun
                                        Title: CEO

                                                                     EXHIBIT B-1

                        FORM OF INITIAL LOCK-UP AGREEMENT

Focus Media Holding Limited
28-30/F, Zhao Feng World Trade Building
369 Jiangsu Road
Shanghai 100032 China

Ladies and Gentlemen:

     The undersigned understands that TOTAL TEAM INVESTMENTS LIMITED, an international business company incorporated in the British Virgin Islands ("NewCo") has entered into a Share Purchase Agreement (the "SPA"), dated as of October 15, 2005, with FOCUS MEDIA HOLDING LIMITED, a Cayman Islands company (the "Company"), INFOACHIEVE LIMITED ("InfoAchieve"), an international business company incorporated in the British Virgin Islands and those shareholders of NewCo (collectively, "NewCo Shareholders") set forth in Schedules 1.1A and 1.1B thereto, for the purchase by the Company of the Share. The undersigned further understands and acknowledges that a portion of the consideration paid to NewCo or a Seller Designated Entity consists of the Initial Share Consideration and the Share Option Buy-out Consideration, and that as a shareholder or beneficiary of NewCo, the undersigned may receive ordinary shares of the Company ("Ordinary Shares").

     Unless otherwise defined herein, all capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the SPA.

     In consideration of the agreement by the Company to purchase the Shares and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that:

          (a) With regard to any Ordinary Shares benefically received by the undersigned in respect of the Initial Share Consideration and the Share Option Buy-our Consideration, without the Company's prior permission, during the period beginning from the First Closing Date and (I) continuing to and including March 31, 2007 (the "Initial Lock-up Period"), not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of (each a "Transaction"): (A) any ADSs or Ordinary Shares or any securities of the Company represented by the ADSs, or any securities of the Company substantially similar to the ADSs or Ordinary Shares, including but not limited to, any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares or any such substantially similar securities; and (B) any shares or equity interests in the Company's subsidiaries or controlled affiliates or depositary shares or depositary receipts representing such shares or equity interests, including but not limited to securities that are convertible into or exchangeable for or that represent the right to receive such shares or equity interests or such depositary shares or receipts, or any such substantially similar securities, whether now owned or hereinafter acquired (of record, beneficially or otherwise, including as a custodian) (the securities covered by the foregoing clauses (A) and (B), collectively, are referred to as the "Lock-up Securities"), and (II) in the event that the 2006 Audited Annual Net Income is less than US$8,000,000, from and after the expiration or termination of the Initial Lock-up Period and continuing to and including June 30, 2007 (the "Extended Initial Lock-up Period", and together with the Initial Lock-up Period, the "First Lock-up Period"), not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, Lock-up Securities in an amount more than the product of (a) the undersigned's pro rata portion of the Initial Share Consideration and (b) the amount by which the 2006 Annual Net Income is less than US$8,000,000; provided, however, that the provisions of this paragraph (a) shall not apply to any Transaction that is executed after January 13, 2006 with respect to any Lock-up Securities that are acquired by the undersigned other than in connection with the transaction contemplated in the SPA;

          (b) If the undersigned is a Non-SAFE Compliant Shareholder, each of the periods provided in sub-paragraph (a) above shall be extended (the "Further Extended Period") until the undersigned shall have complied with the provision of Section 5.2 of the SPA in full to the satisfaction of the Company;

          (c) If the undersigned is an SAFE Complaint Shareholder and with regard to any Ordinary Shares relating to the Initial Share Consideration or the Share Option Buy-out Consideration, prior to the expiration of the First Lock-up Period, NewCo shall not transfer any of the Lock-up Securities to any Person, including without limitation, the undersigned or its Affiliates;

          (d) If the undersigned is a Non-SAFE Compliant Shareholder, prior to the expiration of the First Lock-up Period or, if applicable, the Further Extended Period, and unless the undersigned shall have complied with the provision of Section 5.2 of the SPA in full to the satisfaction of the Company, NewCo and the Seller Designated Entity, as the case may be, shall not transfer any of the Lock-up Securities to any Person, including without limitation, the undersigned or its Affiliates; and

          (e) To the extent that the conditions with respect to the expiration or termination of the lock-up of Ordinary Shares hereunder are satisfied pursuant to paragraph (c) or (d) hereof, NewCo agrees to release and distribute the percentage of Ordinary Shares in portion to the undersigned's shareholding in NewCo.

     The undersigned understands that the Company, NewCo and the NewCo Shareholders are relying upon this Lock-up Agreement in proceeding toward consummation of the transaction described in the SPA. The undersigned further understands that this Lock-up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                                        Very truly yours,


                                        ----------------------------------------
                                        Exact Name of Lock-up Party

Agreed and Accepted by:


-------------------------------------
TOTAL TEAM INVESTMENTS LIMITED


-------------------------------------
[SELLER DESIGNATED ENTITY]


-------------------------------------
FOCUS MEDIA HOLDING LIMITED

                                                                     EXHIBIT B-2

                        FORM OF EARNOUT LOCK-UP AGREEMENT

Focus Media Holding Limited
28-30/F, Zhao Feng World Trade Building
369 Jiangsu Road
Shanghai 100032 China

Ladies and Gentlemen:

     The undersigned understands that TOTAL TEAM INVESTMENTS LIMITED, an international business company incorporated in the British Virgin Islands ("NewCo") has entered into a Share Purchase Agreement (the "SPA"), dated as of October 15, 2005, with FOCUS MEDIA HOLDING LIMITED, a Cayman Islands company (the "Company"), INFOACHIEVE LIMITED ("InfoAchieve"), an international business company incorporated in the British Virgin Islands and those shareholders of NewCo (collectively, "NewCo Shareholders") set forth in Schedules 1.1A and 1.1B thereto, for the purchase by the Company of the Shares. The undersigned further understands and acknowledges that a portion of the consideration paid to NewCo consists of the Remaining Share Consideration, the Residual Earnout Share Consideration, if any, the Change of Control Earnout Share Consideration, if any, and the Dismissal Earnout Share Consideration, if any (each, a "Consideration"), and that as a shareholder or beneficiary of NewCo, the undersigned may receive ordinary shares of the Company ("Ordinary Shares").

     Unless otherwise defined herein, all capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the SPA.

     In consideration of the agreement by the Company to purchase the Shares and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that:

     (i) With regard to any Ordinary Shares benefically received by the undersigned in respect of a Consideration, without the Company's prior permission, during the period beginning from the date of issuance of such Consideration and continuing to and including June 30, 2007 (the "Lock-up Period"), which period, in the case that the undersigned is Non-SAFE Compliant Shareholder, shall be extended (the "Extended Lock-up Period") until the undersigned shall have complied with the provision of Section 5.2 of the Share Purchase Agreement in full to the satisfaction of the Company, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of : (A) any ADSs or Ordinary

          Shares or any securities of the Company represented by the ADSs, or any securities of the Company substantially similar to the ADSs or Ordinary Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares or any such substantially similar securities; and (B) any shares or equity interests in the Company's subsidiaries or controlled affiliates or depositary shares or depositary receipts representing such shares or equity interests, including but not limited to securities that are convertible into or exchangeable for or that represent the right to receive such shares or equity interests or such depositary shares or receipts, or any such substantially similar securities, whether now owned or hereinafter acquired (of record, beneficially or otherwise, including as a custodian) (the securities covered by the foregoing clauses (A) and
          (B), collectively, are referred to as the "Lock-up Securities");

     (ii) If the undersigned is an SAFE Compliant Shareholder, prior to the expiration of the Lock-up Period, NewCo shall not transfer any of the Lock-up Securities to any Person, including without limitation, the undersigned or its Affiliates;

     (iii) If the undersigned is a Non-SAFE Compliant Shareholder, prior to the expiration of the Lock-up Period or, if applicable, the Extended Lock-up Period and unless the undersigned shall have complied with the provision of Section 5.2 of the Share Purchase Agreement in full to the satisfaction of the Company, NewCo shall not transfer any of the Lock-up Securities to any Person, including without limitation, the undersigned or its Affiliates; and

     (iv) To the extent that the conditions with respect to the expiration or termination of the lock-up of Ordinary Shares hereunder are satisfied pursuant to paragraph (ii) or (iii) hereof, NewCo agrees to release and distribute the percentage of Ordinary Shares in portion to the undersigned's shareholding in NewCo.

     The undersigned understands that the Company, NewCo and NewCo Shareholders are relying upon this Lock-up Agreement in proceeding toward consummation of the transaction contemplated in the Share Purchase Agreement. The undersigned further understands that this Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                                        Very truly yours,


                                        ----------------------------------------
                                        Exact Name of Lock-up Party

Agreed and Accepted by:


-------------------------------------
TOTAL TEAM INVESTMENTS LIMITED


-------------------------------------
FOCUS MEDIA HOLDING LIMITED

                                                                       EXHIBIT C

                         FORM OF TAX INDEMNITY AGREEMENT

     This TAX INDEMNITY AGREEMENT (this "Agreement"), dated as of _________, 2005, by and among TOTAL TEAM INVESTMENTS LIMITED, an international business company incorporated in the British Virgin Islands ("Seller"), the shareholders of Seller set forth on Schedule 1.1A to the Share Purchase Agreement (together with Seller, the "Seller Parties"), and FOCUS MEDIA HOLDING LIMITED, a company organized under the laws of the Cayman Islands ( "Buyer").

                                    RECITALS

     WHEREAS, the Seller Parties, INFOACHIEVE LIMITED, an international business company incorporated in the British Virgin Islands (the "Company"), Buyer and other parties thereto are parties to a Share Purchase Agreement, dated __, 2005 (the "Share Purchase Agreement");

     WHEREAS, it is a condition precedent under the Share Purchase Agreement that the Seller Parties and Buyer enter into this Agreement; and

     WHEREAS the Seller Parties seek to induce Buyer to consummate its acquisition of the Company as contemplated in the Share Purchase Agreement, and to such ends, seek to satisfy the conditions precedent to such investment by entering into this Agreement.

     NOW, THEREFORE, in consideration of the premises set forth above, the mutual covenants and agreements set forth herein and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENTS
                            ARTICLE XI INTERPRETATION

          SECTION 11.1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

     "Consent" means any consent, approval, authorization, waiver, permit, grant, franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including any Government Authority.

     "Indemnifiable Loss" means any action, cost, damage, disbursement, expense, Liability, loss, deficiency, obligation, penalty or settlement of any kind or nature suffered by Buyer. Notwithstanding anything to the contrary provided in the preceding sentence, "Indemnifiable Loss" shall include, but shall not be limited to, (i) interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses reasonably incurred in the investigation, collection, prosecution and defense of claims and amounts paid in settlement, that may be imposed on or otherwise incurred or suffered by Buyer and (ii) any Taxes that may be payable by Buyer by reason of the indemnification of any Indemnifiable Loss hereunder, other than Taxes that would have been payable notwithstanding the event giving rise to indemnification.

     "Liabilities" means, with respect to any Person, liabilities owing by such Person of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due.

     Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Share Purchase Agreement.

                              ARTICLE XII INDEMNITY

          SECTION 12.1. Indemnity. Each of the Seller Parties hereby, severally and jointly, agrees to indemnify and hold harmless Buyer, from and against any and all Indemnifiable Losses suffered by Buyer, directly or indirectly, as a result of, or based upon or arising from any failure by the Company or any Group Company prior to the First Closing Date (i) to timely pay any Tax due and payable thereby (or subject to withholding and remittance thereby), (ii) to timely file any Tax Return, (iii) to comply with any applicable Law relating to Taxes, or (iv) to pay or fund any social welfare benefits that the Company or such Group Company may be, or may have been, required by applicable Law to pay or fund to or on behalf of any of the prior or continuing employees thereof. Notwithstanding the foregoing, none of the Seller Parties shall be liable for any Indemnifiable Losses suffered by Buyer, directly or indirectly, as a result of, or based upon or arising from any tax matters disclosed in Schedule 3.12 to the Share Purchase Agreement.

          SECTION 12.2. Procedures.

          (a) Buyer shall be entitled to select its own counsel in defense of any action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (each, a "Claim") that may cause Indemnifiable Losses to Buyer. The Seller Parties shall advance all reasonable expenses, including attorneys' fees and all other related costs, expenses and obligations incurred in connection with investigating or defending against a Claim (collectively, the "Defense Expenses"). Defense Expenses shall be paid by the Seller Parties to Buyer as they are incurred but in any event no later than fifteen (15) days after a written request and supporting documentation are supplied by Buyer to Seller.

          (b) If a Claim is asserted by any third party against Buyer, Buyer may request the Seller Parties to defend the Claim on behalf of Buyer by a written notice supplied by Buyer to Seller. If the Seller Parties fail to defend Buyer upon such request, a recovery against Buyer shall be conclusive in its favor against the Seller Parties, provided, however, that, if Seller has not received reasonable notice of the Claim or is not allowed to control its defense, judgment against Buyer shall only constitute presumptive evidence against the Seller Parties.

          (c) All payments to be made by the Seller Parties to Buyer hereunder shall be made in immediately available funds to a bank account designated by Buyer. All payments to be made to Buyer shall be made in U.S. Dollars. Each of the Seller Parties, jointly and severally, covenants and agrees that (i) it has full authority and resources to make any payment hereunder to or for the account of Buyer in U.S. Dollars if so required; and (ii) it shall make all payments hereunder irrespective of and without deduction for, any counterclaim, defense, recoupment, or set-off; and (iii) any payment or indemnity hereunder shall include an amount necessary to hold the recipient of such payment or indemnity harmless on an after-Tax basis from all Taxes required to be paid with respect to such payment or indemnity, taking into account any Tax.

                   ARTICLE XIII REPRESENTATIONS AND WARRANTIES

          Each of the representations and warranties provided in Articles III and IV of the Share Purchase Agreement shall be incorporated by reference into and form part of this Agreement.

                           ARTICLE XIV MISCELLANEOUS

          SECTION 14.1. Termination. This Agreement shall terminate five (5) years after the date hereof.

          SECTION 14.2. Binding Effect; Assignment. This Agreement shall be binding upon and shall be enforceable by each party, its successors and permitted assigns. Except as provided in the preceding sentence, no party may assign any of its rights or obligations hereunder without the prior written approvals of the other parties.

          SECTION 14.3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          SECTION 14.4. Language. The governing version of this Agreement is the English language version. Any translation of this Agreement into Chinese or any other language is for the convenience of the parties only.

          SECTION 14.5. Amendments. Except as otherwise permitted herein, this Agreement and its provisions may be amended, changed, waived, discharged or terminated only by a writing signed by each of the parties.

          (a) Notices. Any notice, demand, or communication required or permitted to be given by any provision of this Agreement shall be deemed to have been sufficiently given or served for all purposes if (i) personally delivered,
(ii) sent by a nationally recognized overnight courier service to the recipient at the address below indicated or (iii) delivered by facsimile which is confirmed in writing by sending a copy of such facsimile to the recipient thereof pursuant to clause (i) or (ii) above:

          If to the Buyer:

               Focus Media Holding Limited
               28-30/F, Zhao Feng World Trade Building
               369 Jiangsu Road
               Shanghai 100032 PRC
               Attn: Daniel Wu, Chief Financial Officer
               +86 21 3212 4661 ex. 6339 (tel)
               +86 215240 0228 (fax)

          With a copy to:

               Simpson Thacher & Bartlett LLP
               7/F, ICBC Tower
               3 Garden Road
               Central, Hong Kong
               Attn: Chris Lin, Esq.
               +852 2514 7650 (tel)
               +852 2869 7694 (fax)

          If to any of the Seller Parties:

               Framedia Advertising Development Co., Ltd.
               SCITECH Plaza
               22 JianGuoMenWai DaJie
               Beijing, 10004 PRC
                Attn: Tan Zhi, Chairman and CEO
               +86 10 65157956 (tel)
               +86 10 65141556 (fax)

          With a copy to:

               O'Melveny & Myers LLP
               31st Floor, China World Tower
               No. 1 Jianguomenwai Avenue
               Beijing 100004 PRC
               Attn: Howard Zhang, Esq.
               +86 10 6505 2612 (tel)
               +86 10 65050921 (fax)

or to such other address as any party hereto may, from time to time, designate in a written notice given in like manner.

          Except as otherwise provided herein, any notice under this Agreement will be deemed to have been given (x) on the date such notice is personally delivered or delivered by facsimile or (y) the next succeeding Business Day after the date such notice is delivered to the overnight courier service if sent by overnight courier; provided that in each case notices received after 4:00 p.m. (local time of the recipient) shall be deemed to have been duly given on the next Business Day.

          (b) For convenience only, the parties agree that all notices, consents, directions or other actions that may be given or taken hereunder by the Seller Parties may be given by Seller on behalf of the Seller Parties pursuant to a written instruction or document duly executed by Seller and that Buyer shall treat any such instrument or document as the action of the Seller Parties hereunder.

          SECTION 14.6. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request to give effect to the terms and intent of this Agreement.

          SECTION 14.7. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior written or oral understandings or agreements.

          SECTION 14.8. Severability. If any provision of this Agreement shall be held invalid or unenforceable to any extent, the remainder of this Agreement shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

          SECTION 14.9. Remedies Cumulative. The rights and remedies available under this Agreement or otherwise available shall be cumulative of all other rights and remedies and may be exercised successively.

          SECTION 14.10. Counterpart Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          SECTION 14.11. No Third Party Beneficiary. Nothing in this Agreement is intended to confer upon any Person other than the parties hereto and their respective successors and permitted assigns any rights, benefits, or obligations hereunder.

         [The remainder of this page has been left intentionally blank.]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer, in each case as of the date first above written.

                                        FOCUS MEDIA HOLDING LIMITED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TOTAL TEAM INVESTMENTS LIMITED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [                                      ]
                                         --------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [                                      ]
                                         --------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        FOCUS MEDIA HOLDING LIMITED


                                        By:
                                            ------------------------------------
                                        Name: Jason Jiang Nanchun
                                        Title: CEO

                                                                       EXHIBIT D

                      FORM OF MANAGER NON-COMPETE AGREEMENT

          This MANAGER NON-COMPETE AGREEMENT (this "Agreement"), dated as of _______, 2005, by and among FOCUS MEDIA HOLDING LIMITED, a company organized under the laws of the Cayman Islands ("Focus Media"), INFOACHIEVE LIMITED, an international business company incorporated in the British Virgin Islands (the "Company"), TOTAL TEAM INVESTMENTS LIMITED, an international business company incorporated in the British Virgin Islands ("NewCo" or "Seller"), and [_______], an shareholder/employee, directly or indirectly, of Seller ("Employee").

                                    RECITALS

          WHEREAS, Seller, all shareholders of Seller, the Company and Focus Media are parties to a Share Purchase Agreement, dated October 15, 2005 (the "Share Purchase Agreement"; capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such term in the Share Purchase Agreement);

          WHEREAS, it is a condition precedent under the Share Purchase Agreement that certain of the Seller Parties and the Non-Management Shareholders, the Company and Buyer enter into this Agreement;

          WHEREAS, Employee will sign a Service Agreement pursuant to the Share Purchase Agreement;

          WHEREAS, the Employee seeks to induce Buyer to consummate its acquisition of the Group Companies as contemplated in the Share Purchase Agreement, and to such ends, seeks to satisfy the conditions precedent to such investment by entering into this Agreement.

          NOW, THEREFORE, in consideration of the premises set forth above, the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

                                   AGREEMENTS

          Section 1. Non-Solicitation of Employee. By executing this Agreement, Employee acknowledges that he/she understands that the Group Companies' ability to operate the Business depends upon their ability to attract and retain skilled people and that the Group Companies have and will continue to invest substantial resources in training such employees. Therefore, for a period of three (3) years following the First Closing Date and (ii) one (1) year following the termination or expiration of the Service Agreement, whichever is later, Employee shall not, and shall cause its Affiliates, without the prior written permission of the Buyer, directly or indirectly solicit, employ or retain, or have or cause any other person or entity to solicit, employ or retain, any person who is employed at the time of such solicitation with any of the Group Companies or any of equipment providers.

          Section 2. Non-Solicitation of Material Investors, Clients and Customers. By executing this Agreement, Employee acknowledges that he/she understands that the Group Companies' ability to operate the Business depends upon their ability to attract and retain investors, clients and customers. Therefore, for a period of three (3) years following the First Closing Date and
(ii) one (1) year following the termination or expiration of the Service Agreement, whichever is later, Employee shall not solicit, contact, interfere with, or endeavor to entice away from any of the Group Companies any of its material investors, customers or clients or any such persons or entities that were strategic investors, customers or clients of the Group Company within the twelve (12) month period immediately prior to Employee's termination or expiration of employment. For purposes of this Agreement a "material investor" shall mean any investor in Focus Media who holds no less than 1.0% of Focus Media's outstanding ordinary shares.

          Section 3. Non-Compete. For a period of three (3) years following the First Closing Date and (ii) one (1) year following the termination or expiration of the Service, whichever is later, without the prior written permission of Buyer, Employee shall not in the PRC, directly or indirectly, (i) enter into the employ of or render any services to any person, engaged in a Competitive Business; or (ii) become associated with or interested in any Competitive Business as an individual, partner, shareholder, creditor, director, officer, principal, agent, employee, trustee, consultant, advisor or in any other relationship or capacity. For purposes of this paragraph, the term "shareholder" shall not include any person who owns no more than 1% of the outstanding shares of a publicly listed company on a domestic or overseas stock exchange.

          Section 4. Post-Employment Property. In the scope of Employee's employment with the Group Companies, he/she may be requested, alone or with others, to create, invent, enhance, and modify items which are or could be deemed to be confidential information of the Group Companies ("Confidential Information"). Employee acknowledges and agrees that any Confidential Information is intended to be, and will remain, the sole and exclusive property of the Group Companies. In addition, Employee agrees that any and all intellectual property that Employee invents, discovers, originates, makes, conceives, creates or authors either solely or jointly with others and that is the result of or is substantially derived from Confidential Information shall be the sole and exclusive property of the Group Companies unless in the public domain. If Employee's employment with the Group Companies terminates for any reason, he/she shall promptly and fully disclose all such property to the Group Companies, shall provide the Group Companies with any information that it may reasonably request about such property and shall execute such agreements, assignments or other instruments as may be reasonably requested by the Group Companies to reflect such ownership by the Group Companies and shall reasonably cooperate with the Group Companies to protect the business relationships of the Group Companies and to insure that there will be no unreasonable interference or disruption of such business relationships. Upon termination of Employee's employment by the Group Companies for any reason whatsoever (which may be with or without cause subject to such Employee's service or employment agreement), and at any earlier time the Company so requests, Employee will deliver to the custody of the person designated by the Company all originals and copies of such documents and other property of the Group Companies in Employee's possession, under Employee's control or to which Employee may have access.

          Section 5. Non-Disparagement. Employee acknowledges and agrees that he/she will not defame or publicly criticize the services, business, integrity, veracity or personal or professional reputation of the Group Companies or any of their officers, directors, partners, employees, affiliates, or agents thereof in either a professional or personal manner either during his/her employment with the Group Companies or thereafter. For the avoidance of doubt, it is understood that the provisions of this Section 5 shall not limit Employee's rights with respect to claims against the Group Companies or any of their officers, directors, partners, employees, affiliates or agents.

          Section 6. Privacy. Employee acknowledges that the Group Companies have a critical business interest in maintaining complete control and access to its various computer systems. In view of this interest, Employee understands that Employee will have no right to privacy as to any personal information which Employee inputs or otherwise causes to become part of such systems. Further, the Group Companies shall be entitled (in the exercise of its sole discretion) to delete, erase and/or destroy any and all such personal information which Employee may so input or cause to become a part of the Group Companies' various computer systems.

          Section 7. Representation. Employee represents and warrants to the Buyer, and Employee acknowledges that the Company has relied on such representations and warranties in employing Employee, that neither Employee's duties as an employee of the Group Companies nor his/her performance of this Agreement will breach any other agreement to which Employee is a party, including without limitation, any agreement limiting the use or disclosure of any information acquired by Employee prior to his/her employment by the Group Companies. In addition, Employee represents and warrants and acknowledges to Buyer that the Group Companies have relied on such representations and warranties in employing Employee, that he/she has not entered into, and Employee further convents that during the term of his employment with the Group Companies, he will not enter into, any agreement, either oral or written, in conflict herewith. In the course of performing Employee's work for the Group Companies, he/she will not disclose or make use of any information, documents or materials which he/she is under any obligation to any other party to maintain confidence. Employee further agrees that during the period of employment with the Group Companies he/she will not, without the Group's express written consent, engage in any employment or business activity other than for the Group Companies.

          Section 8. Enforcement. If Employee commits a breach, or threatens to commit a breach, of any of the provisions of this Agreement, the Company or Buyer shall have the right and remedy to have the provisions specifically enforced by any court having jurisdiction, it being acknowledged and agreed by Employee that the services being rendered hereunder to the Group Companies are of a special, unique and extraordinary character and that any such breach or threatened breach will cause irreparable injury to the Group Companies and that money damages will not provide an adequate remedy to the Group Companies. Such right and remedy shall be in addition to, and not in lieu of, any other rights and remedies available to the Group Companies at law or in equity. Accordingly, each of Employee and the Company consents to the issuance of an injunction, whether preliminary or permanent, consistent with the terms of this Agreement.

          Section 9. Blue Pencil. If, at any time, the provisions of this Agreement shall be determined to be invalid or unenforceable under any applicable law, by reason of being vague or unreasonable as to area, duration or scope of activity, this Agreement shall be considered divisible and shall become and be immediately amended to only such area, duration and scope of activity as shall be determined to be reasonable and enforceable by the court or other body having jurisdiction over the matter and Employee and the Company agree that this Agreement as so amended shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

          Section 10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof. Any action brought by any party to this Agreement shall be brought and maintained in a court of competent jurisdiction in the State of New York.

          Section 11. Miscellaneous. b) Upon its execution, this Agreement shall have binding and contractual effect upon Employee and his/her successors and assigns, and shall inure to the benefit of, and be enforceable by, the Company and its successors and assigns. This Agreement shall survive the termination of Employee's employment with the Company and shall continue to be fully binding on Employee and enforceable by the Company after such termination, in accordance with its terms.

          SECTION 14.12. Subject to Section 5.14 of the Share Purchase Agreement, nothing in this Agreement shall confer any right with respect to continuation of Employee's employment with the Group Companies and, subject to the terms of any applicable service or employment agreement with such Employee, the Group Companies shall have the right to terminate Employee's employment at any time and for any reason or no reason, with or without cause.

          SECTION 14.13. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto in respect of such subject matter. Any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled. No provisions of this Agreement may be amended, modified, or waived unless such amendment or modification is agreed to in writing signed by Employee and by a duly authorized officer of Buyer, and such waiver is set forth in writing and signed by the party to be charged. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          SECTION 14.14. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

          SECTION 14.15. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          SECTION 14.16. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered either personally or by certified or registered mail, return receipt requested, postage prepaid, addressed as set forth above or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          SECTION 14.17. EMPLOYEE ACKNOWLEDGES THAT HE/SHE HAS CAREFULLY READ THIS AGREEMENT AND HAS HAD THE OPPORTUNITY TO REVIEW ITS PROVISIONS WITH ANY ADVISORS AS HE/SHE CONSIDERED NECESSARY AND THAT EMPLOYEE UNDERSTANDS THIS AGREEMENT'S CONTENTS AND SIGNIFIES SUCH UNDERSTANDING AND AGREEMENT BY SIGNING ON THE FOLLOWING PAGE.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement all as of the day and year first above written and this Agreement shall become effective as of such date.


-------------------------------------
[EMPLOYEE]

Employee Signature Witnessed By:


Signed:
        -----------------------------

Print Name:
            -------------------------


INFOACHIEVE LIMITED


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


TOTAL TEAM INVESTMENTS LIMITED


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Agreed to and acknowledged by:

FOCUS MEDIA HOLDING LIMITED


By:
    ---------------------------------
Name: Jason Jiang Nanchun
Title: CEO

                                                                       EXHIBIT E

                     FORM OF EMPLOYEE NON-COMPETE AGREEMENT



                    NON-COMPETITION, CONFIDENTIAL INFORMATION
                           AND WORK PRODUCT AGREEMENT


                                                          Contract No.:_________

This NON-COMPETITION, CONFIDENTIAL INFORMATION AND WORK PRODUCT AGREEMENT (this "Agreement"), dated as of [ ] 2005 is entered into by the following parties:


Party A:
          ---------------------------------
Address:
          ---------------------------------


Party B:
          ---------------------------------
Gender:
          ------
ID No. :
          ---------------------------------
Address:
          ---------------------------------


Party A and Party B hereinafter individually referred to as the "PARTY" and collectively, the "PARTIES".


WHEREAS, Party A hire Party B as its contractual employee and entered into this Agreement with Party B.

THEREFORE, the Parties hereby have reached the following agreement:

1.    DEFINITION

Unless otherwise stipulated or required in this Agreement:

"CONFIDENTIAL INFORMATION"      shall mean the information, technical documents,
                                commercial secret or exclusive technology that is not available to the general public, having the commercial value and held by the Party A in confidentiality, including, but not limited to Party A's technology, design, diagrams, charts, data, computer software, development of various technologies, management system, business plans, market information, lists of buildings, lists of the contact people of the buildings, list of the price and rent, budget, business information, business cooperation, transactions, research information, products and products plans, service, customer information and lists
                                (including but not limited to the customers that Party B have contacted or is familiar with during the term of employment), the above information is directly or indirectly obtained by the Party B from Party A by written or oral communication or other method.

                                Notwithstanding the provision stipulated above, the confidential information shall not include the information which is disclosed to the general public or known by the general public by virtue of other reasons.

"TERM OF SERVICE":              shall mean the term of effect of this Agreement
                                entered into by the Party A and Party B;

"WORK PRODUCT":                 shall mean during the term of service or within
                                one (1) year since the expiration of the term of service, all discoveries, inventions, ideas, concepts, research, trademarks, service marks, slogans, logos and information, processes, products, techniques, methods and improvements that is made up, developed or obtained by Party
                                B alone or cooperating with other person, and all the work products mentioned above are in any way relating to the present or proposed products, programs or services of Party A or relating to tasks assigned to Party B during the course of the employment, whether or not (1) patentable or subject to copyright or trademark protection, (2) reduced to tangible form or reduced to practice, (3) made during the regular working hours, (4) made on the premises of the Party A.

"LABOR CONTRACT":               shall mean the Labor Contract (including
                                Appendix) among Party A and Party B dated [ ].

2.    NON-COMPETITION CLAUSE

2.1   During the term of service, Party B agrees:

      (1)   to duly perform all the tasks assigned by Party A;

      (2)   to provide Party A with all of its time, skill, energy and efforts.

2.2   Party B hereby agrees that during the term of service, it shall not:

      (1) directly or indirectly participate in any activities or business with any methods which compete with Party A;

      (2) engage or participate in (whether as an manager, consultant, director, officer or employee) any entity which is competitive with the business of Party A that Party A is or will be engaged in; or have any connection with such entity; or as shareholder hold equity interests in such entity;

      (3) cause, solicit or intent to employ or employ any employee of the Party A or other person which might be employed by Party A during the term of service;

      (4) deal with any client, supplier or partner of Party A or any other entity directly trading with Party A; or set up a competitive relationship against Party A with such entities; or assist employment or competition for the individual or entities; or encourage such Party B to terminate its service relationship with Party A; or

      (5) encourage any client, supplier or partner of Party A or any other entity to terminate their relationship with Party A.

      Unless these activities above are acted for the interest of Party A or upon the written consent of Party A in advance.

2.3 Party B hereby agrees that within one (1) year from the expiration of the term of service or within three (3) year from December 15 2005, whichever is the later ( under any circumstances, however, no less than two (2) year from the date of the execution date of this Agreement), he/she shall not:

      (1) directly or indirectly carry out or participate in any business which is compete with the business of Party A;

      (2) directly or indirectly carry out business for other person which is compete with the business of Party A (including, but not limited to hold a position in the entity which competes with Party A).

2.4 Party A agrees to compensate Party B in respect of the duty of non-competition, the amount of the compensation shall be one forth (1/4) of the total remuneration which Party B obtained from Party A during the twelve (12) months before the expiration or termination of the Labor Contract; such compensation shall be paid in one lump sum by Party A to Party B upon the expiration or termination of the Labor Contract.

2.5 Should Party A do not pay the compensation to Party B pursuant to this Agreement, it shall be deemed that Party B is not required by Party A to comply with the provisions in connection with non-competition in this Agreement.

2.6 If Party B breach its undertakings in respect of the non-competition stipulated in this Article, Party B shall pay the Party A liquidated damages. Such liquidated damages shall be twice of the compensation stipulated in Article 2.4, i.e. two third (2/3) of the total remuneration which Party B obtained from Party A during the twelve (12) months before the expiration or termination of the Labor Contract. If the loss suffered by Party A due to the breach of the non-competition undertakings can not be repaid in full by such liquidated damage, Party B shall make further compensation so as to ensure Party A to obtain full and prompt repayment and to prevent Party A from such loss, including but not limited to the loss of the marketable proportion, investigation fees, R&D fees, and fees for the dispute settlement such as arbitration fees, litigation fees and lawyer fees.

2.7 If Party B breach its undertakings in respect of the non-competition stipulated in this Article, other than repaid Party A with liquidated damages, it shall terminate all the breaching activities. Party A is entitled to prevent Party B from carrying on the breaching activities, including soliciting Party B to undertake criminal liabilities by virtue of infringing commercial secret and breaching non-competition restriction.

3.    DUTY OF CONFIDENTIALITY

3.1   During the term of service and at any time thereafter, Party B shall not:

      (1) make use of any confidential information, excluding making use of such information in accordance with the service relationship or for the interest of Party A; or

      (3) disclose such information by any method, means to the third party other than Party A or other person who is not entitled to know such information, unless Party A consents in writing.

3.2 If Party B breaches the duty of confidentiality stipulated in this Article, it shall compensate Party A for its loss suffered by virtue of such breach and undertake other breach liabilities. In case of material breaching, Party A is entitled to terminate the Labor Contract and investigate Party B's commercial and criminal liabilities.

4.    RIGHT TO THE WORK PRODUCT

4.1   All the work product shall be the exclusive property of Party A.

4.2 Party B hereby agrees to give up any and all the rights which it might enjoy in respect of the work product, and irrevocably grant such right to Party A; if the such right can not be given up or transferred to Party A, Party B shall not raise any request to Party A and it permitted party, successor or transferee.

4.3 Party B shall disclose any and all the information regarding the work product or information which is essential to the work product or technology and document which is inseparable to the work product to the person with competent power and authorization in Party A.

5.    REPRESENTATION OF PARTY B

5.1 Party B hereby represents that he/she does not undertake any duty to his/her former employer or other person of not disclosing any information to Party A.

6.    DUTY OF ASSISTANT OF PARTY B

6.1 During the term of service and at any time thereafter, upon the request of Party A, Party B shall sign all the document, exercise all the legal activities which is deemed to be necessary and reasonable for the protection of the right under this Agreement and/or exercise all the legal activities which is deemed to be necessary and reasonable for the intention of this Agreement.

6.2 In case that it will not restrict the general application of the above stipulation, Party B hereby agrees to provide Party A or the person designated by it with reasonable assistant as following:

      (a) carry out or apply for foreign and/or domestic patent or other intellectual property right or industrial property right, or the re-confirmation, extension or good standing of such rights;

      (b) raise litigation or defense against any encumbrance in connection with the intellectual property right and industrial property right;

      (c) participant in any administrative procedure or litigation involved by Party A in connection with the work product;

      (d) sign documents and carry out all the activities which are thought to be necessary by Party A for the creation and/or protection of the copyrights, patent, trademark, commercial secret and other property right in connection with work product.

7.    RETURN OF THE ASSETS OF PARTY A

7.1 Upon the termination of service relationship by any reason or upon the request of Party A, Party B shall return to Party A any and all the work product, confidential information, notice, memo, record, client information, building information, list of rent, suggestion, business plan and other documents, computer software, documents, tools, equipments and any other assets in connection with the work done for Party A or any other assets belonging to Party A. Party B shall not retain the copy of such assets.

7.2 Party B admits that all of the above materials exclusively belong to Party A, and agrees to sign a Disclaimer before the final payment (if any) made by Party A, this Disclaimer is as following:

     "                     TERMINATION DISCLAIMER

      I, [       ], HEREBY DISCLAIM THAT I DO NOT POSSESS OR RETAIN OR REFUSE TO
      RETURN ANY WORK PRODUCTS OR ANY DOCUMENTS, MEMO, RECORDS, CLIENT INFORMATION, SUGGESTION, BUSINESS PLAN OR ANY OTHER DOCUMENTS OR ANY OTHER COMPUTER SOFTWARE, DOCUMENTS, TOOLS, EQUIPMENTS AND ANY OTHER ASSETS (OR THE COPY OF THE ABOVE MATERIALS), WHICH BELONGS TO PARTY A."

8.    GENERAL PROVISION

8.3 The Company and Party B hereby agree, any Party could not investigate any part of the liability incurred by breaching this Agreement, it shall not, however, be deemed that it give up its right to insist the other party to strictly comply with part or all of the stipulations in this Agreement.

8.4 Duties of Party B under this Agreement shall remain effective after the expiration or termination of the Labor Contract, regardless of the Labor Contract being expired or terminated by whatever method or reason and regardless of whether or not such expiration or termination constituting breach under other agreement signed by Party A and Party B. Duties of Party B under this Agreement shall be binding on his/her successor, executor of will and administrator of inheritance. This Agreement shall be binding on the successor or assignee of the Company.

8.5 Any dispute raised or dispute raised in connection with this Agreement shall be submitted to the People's Court of Changning District. The final judgment of the Court shall be final and binding on both Parties. Party B agrees that the legal document can be delivered by recognized letter or registered letter (receipt required).

8.6   This Agreement shall be signed in Chinese.

8.7 This Agreement shall be prepared in two (2) original copies, with each involved Party holding one (1) copy hereof.


[BELOW IS LEFT BLANK FOR SIGNATURE]



[SIGNATURE PAGE]



Party A:        [              ]    (Chop)

Signature by:
                -----------------------
Name:
                -----------------------
Position:
                -----------------------

Date:           [              ]   2005



Party B:
                -----------------------

Signature:
                -----------------------
ID No:
                -----------------------

Date:           [              ]   2005

                                                                       EXHIBIT F

                            FORM OF SERVICE AGREEMENT


                              EMPLOYMENT AGREEMENT

PARTY A:   [    ] CO., LTD
           (hereinafter the "PARTY A")

PARTY B:   [   ]  ID NO.[             ]
           (hereinafter the "PARTY B")


In accordance with the Labor Law of the People's Republic of China, Regulations on Labor Contracts for Shanghai Municipality, and related laws and regulations (hereinafter the "LABOR REGULATIONS"), Party A and Party B hereby enter into this Labor Contract upon consultation on the basis of equality and free will as following:


ARTICLE 1    TERM AND PROBATION PERIOD

1.1   The term of this Agreement is one (1) year, from [   ] to [   ], among
      that the probation period shall be [   ] (hereinafter the "PROBATION
      PERIOD").

1.2 Any Party can give written notice to the other party one (1) month prior to the expiration of the Agreement for its intention extending the term of the Agreement.

1.3 Upon the writing confirmation of the Party, the term of the Agreement can to renewed or extended to the term as confirmed in writing by the Parties.

1.4 Before the execution of this Agreement, Party A is entitled to require Party B submit the Health Certificate of Competent Proof of Body Examination issued by the hospital at district level. During the term of the Agreement and probation period, should Party A find out that Party B materially conceals the health condition before the execution of the Agreement, such as Hepatitis B, infectious disease, chronic disease etc., Party A is entitled to terminate this Agreement and shall only pay Party B salary for the current month.

1.5 This Agreement can be terminated in accordance with Article 9 and other relevant Articles.


ARTICLE 2    WORKDAY AND WORKING TIME

2.1 The standard working time is no less than eight (8) hours per day, i.e. from 9:00am to 6:00pm.


ARTICLE 3    DUTY AND LIABILITY OF PARTY B

3.1 The General Manager of the company shall supervise the work of Party B. The Party B shall accept the supervision from the management level.

3.2   The department of Party B is [   ]. Position: [   ].

3.3 Party B shall accept and comply with the instruction made by Party A in respect of the change of work according to the need of work.

3.4 Party B shall comply with the internal administrative rules of Party A, and shall strictly comply with the safety rule during the course of work.


ARTICLE 4    LABOR PROTECTION AND CONDITION OF WORK

Party A shall provide labor protection and condition or work to Party B in accordance with the Labor Regulations.


ARTICLE 5    CONFIDENTIALITY

5.1 Any part-time job of Party B during the term of employment shall be permitted by Party A. The permission to one activity shall not be deemed to the permission to any other activity but shall be newly permitted otherwise. Party A remains the right to withdraw such permission at any time when it believes that such part-time job will influence the work of Party B.

5.2 During the term of service or the term of employment in Party A, all the copyright, patent, exclusive technology or intellectual property right (the "INTELLECTUAL PROPERTY RIGHT") of the technology developed by Party B(the "TECHNOLOGY") or other intellectual property right in connection with it shall belong to Party A, or belong to the third party ("the THIRD PARTY") in accordance with the contract among Party A and the third Party. The technology shall include but not limited to computer software, computer code, relevant information and above information being improving, and other materials which is demanded for design, development, research, programming, creation, execution, delivery and installment during its term of service or the term of employment for Party A, regardless the form or media. Party B hereby gives up the current or potential right and interest in connection with the technology. Party B warrants that such abandon of right shall be existed even after the termination of the employment.

5.3 During the term of service or the term of employment in Party A, all the intellectual property right of the documents developed by Party B ("the DOCUMENTS") or other intellectual property right in connection with it shall belong to Party A, or belong to the third party. The documents shall include but not limited to the manual of the technology, the online assisting document for the technology, the note included in the original code, and all the documents describing the use and operation of the technology regardless of its media, and the above materials being improving. The documents also include the documents in connection with the technology design and creation to the extent applicable and existing as below. Party B hereby gives up the current or potential right and interest in connection with the technology. Party B warrants that such abandon of right shall be existed even after the termination of the employment.

5.4 During the term of service or the term of employment in Party A and thereafter, Party B shall not disclose, reveal, use or permit other person or entity to use any part of the technology and/or document, regardless whether Party B is profitable therein. Unless required by Party A during the term of employment, Party B shall not, during the term of employment in Party A and thereafter, research and develop technology or documents based on the technology or documents, and shall not disclose, reveal, use or permit other person or entity to use any part of the technology and/or document, regardless whether Party B is profitable therein.

5.5 During the term of employment and thereafter, the record and information of Party A are confidential and shall be treated as such. Any one violates this stipulation will be dismissed at once. Business information, client list, building list, list of rent and relevant documents and electronic information, or the photocopy of these above shall not be take out of the working area without the special permission from the General Manager. Upon the termination of the employment, any information in connection with the business of Party A shall be returned to the General Manager.


ARTICLE 6    NON-COMPETITION

6.1 Party B shall not, regardless of being manager, director, employee, partner, consultant, holder of the equity interest or debt investment, lender or other status, directly or indirectly engage or participant in any business or similar business which is or will be compete with the business of Party A by virtue of such engagement or participation, or lend any Bound Party's name (or any part, variant or formative thereof) to such business.

6.2 Deal, directly or indirectly, in a competitive manner with any customers doing business with the Company or any Group Company (unless the Employment Agreement among Party B and Party A or any Group Company require Party B to do so)

6.3 solicit any officer, director, employee or agent of the Company or any Group Company to become an officer, director, employee or agent of anyone other than the Company or any Group Company; or

6.4 engage in or participate in, directly or indirectly, any business conducted under any name that shall be the same as or similar to the name of the Company or any Group Company or to any trade name used by the Company or any Group Company where such business is (i) directly or indirectly competitive with the Business or (ii) engaged in any related activity where the use of such name is reasonably likely to result in confusion.

6.5 Within twelve (12) months from Party B leaving office or within three (3) year from December 15 2005, whichever is the later, Party B shall not engage in the business compete with Party A, i.e. Party B shall not hold a position in any other company operating or releasing outdoor digital advertisement or shall not provide any consultation thereto, and shall not self operate or operate with others for the business mentioned above.

6.6 Party B agrees that once Party B is in breach of the non-competition provision above, Party A shall be entitled to request compensation from Party B, such compensation shall be twice of the annual receivables of Party B from Party A as the liquidated damages for such breach.

6.7 Party B hereby confirms that the compensation for the non-competition is included in the remuneration paid by Party A, and such amount is sufficient. Regardless the above stipulation, Party B still agrees that, if the governing Court or the Arbitration Tribunal holds that the compensation for non-competition shall be increased for the execution of such undertakings, Party A shall have the discretion to increase such compensation within reasonable period since the judgment.

6.8 If, at any time of enforcement of this Article of this Agreement, a court or an arbitrator holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court or the arbitrator shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area.


ARTICLE 7    TRAINING

Party A shall provide Party B with training when it believes necessary. Party A shall provide or pay for the designated training program, the Parties shall execute a Training Agreement for the consensus of such training; such agreement shall constitute an inseparable part of this Agreement or its consequential agreement.


ARTICLE 8    HOLIDAY

8.1 Party B is entitled to take break at every breaking days of every week (Saturday and Sunday) and at other public holiday.

8.3 Party B is entitled to enjoy such holiday with salary during the term of this Agreement.

8.3 Party B shall provide proof of the ill condition and period of sick leave issued by medical profession or institution for its sick leave.


ARTICLE 9    REMUNERATION, SOCIAL WELFARE AND COMMISSION

9.1 During the term of employment, Party A shall pay the Party B salary before tax ("SALARY"). The monthly salary for Party B is RMB[ ].

9.2 Party A shall provide fund and medical insurance and other welfare. Party A shall deduct the amount of social welfare which shall be paid by individual on behalf of Party B from its salary.

9.3 When sick, Party B can submit the relevant expense to Party A by valid invoice issued by the hospital.

9.4 Unless otherwise permitted by the applicable written policy and procedure of Party A, Party B or any of its lineal relatives shall not be entitled to directly or indirectly receive or obtain any discount, sales commission or commission during the execution of any sale or trade of Party A or its subsidiaries or affiliates or as the agent of Party A or its subsidiaries or affiliates. If Party B or any of its lineal relatives( or any entity or company in which Party B or any of its lineal relatives hold interest) obtain any discount, sales commission or commission, Party B shall pay Party A with the amount equivalent to the amount obtained by Party B(or the amount in the proportion of the respective amount obtained by Party B and its lineal relatives in the amount obtained by such entity or company).


ARTICLE 10   ALTERATION AND TERMINATION

10.1 If the circumstances change so as to materially influence the performance of the Agreement, the Parties can alter this Agreement through consultation and consensus.

10.2  Party A shall terminate the Agreement provided that:

      (1) Party B can not meet the employment requirement during the probation period in accordance with the decision of Party A;

      (2) Due to sickness or non-working-related injury, Party B can not continue to work after the expiration of the sick leave stipulated in the Labor Regulation;

      (3) Parties can not perform their obligations under this Agreement due to the material change of the circumstances and Parties can not reach consensus in respect of the stipulations and the conditions of the Agreement.

10.3  If Party A terminates the Agreement pursuant to section (2) and (3) of
      Article 10.2, Party A shall give written one (1) months' prior notice to Party B or pay Party B with one(1) months' salary instead of such notice.

10.4  Party A shall terminate the Agreement, if Party B:

      (1)   deceit during the course of job-hunting;

      (2) without the consent of Party A, remove the assets of Party A or steal commercial and technology information contained in the confidential clause;

      (3) lead to material loss of Party A regardless of intentionally or negligently;

      (4)   materially violate the employee manual or other regulations;

      (5)   possess, steal or remove the assets of Party A or other employees;

      (6)   provide service to other employer without the permission from Party
            A;

      (7) disclose or reveal any technology, documents or exclusive information of Party A to any other person or entity;

      (8)   materially violate the stipulation of this Agreement.

      If Party B is dismissed by virtue of the reasons above, Party A shall not pay Party B with any compensation.

10.5 If Party B intents to terminate the Agreement with reasonable ground, it shall make written notice to Party A at less one (1) month in advance for such termination, or pay Party A with one(1) months' salary instead of such notice.

10.6 The Agreement shall terminate at once, if: (a) Party B is under custody or liable for criminal liability; or (b) Party A is no long in operation.


ARTICLE 11   COMPENSATION AND REIMBURSEMENT

11.1 If Party A suffers loss by virtue of Party B's violation of this Agreement, or violating this Agreement in respect of intellectual property right and/or documents and/or the discipline of Party A, Party B shall indemnify for and against all the losses suffered by Party A.

11.2 If Party B terminates the Agreement, Party B shall repay Party A for the expenses incurred as stipulated in the Training Agreement (if any) and recruitment expenses.


ARTICLE 12   DISPUTE SETTLEMENT

12.1 Any dispute arising out of or relating to this Agreement shall be resolved through consultation. If the dispute cannot be resolved, the dispute shall be submitted to local arbitration commission in the place where Party A is located. If either Party does not accept the arbitration result, it may bring a lawsuit to the People's Court for Shanghai. Unless otherwise held by the arbitration, the losing party in the arbitration shall bear all the expenses in the arbitration and litigation fees incurred thereafter.


ARTICLE 13   MISCELLANEOUS

13.1 The Employee Manual is the discipline of the employee which shall be complied with and shall be a part of the Agreement.

13.2 If any Article in the Agreement is conflict with the Labor Regulation, the Article shall be void. The effect of the Agreement, however, shall not be influenced by such Article.

13.3  The Agreement shall be taken into effective upon execution.

13.4 Other Article not included in the Agreement shall be resolved by Parties through consultation in accordance with Labor Regulations.

The Agreement is prepared in two (2) copies with same effect; each party holds one (1) copy.

This Agreement is executed on [    ] 2005 by Parties.


Party A: [      ] CO., LTD

Authorized Representative:




Party B: [      ]

Signature:

                                                                       EXHIBIT G

                            FORM OF ESCROW AGREEMENT

                      AMENDMENT TO SHARE PURCHASE AGREEMENT
                     AND WAIVER OF ESCROW PROVISIONS THEREIN

          This AMENDMENT TO THE SHARE PURCHASE AGREEMENT AND WAIVER OF ESCROW PROVISIONS THEREIN (this "Amendment"), dated as of December 8, 2005, among TOTAL TEAM INVESTMENTS LIMITED, an international business company incorporated in the British Virgin Islands ("NewCo" or "Seller"), INFOACHIEVE LIMITED, an international business company incorporated in the British Virgin Islands ("InfoAchieve" or the "Company"), the several shareholders of NewCo set forth on
Schedule 1.1A to the SPA (as defined below) (the "Management Shareholders"), the other shareholders of NewCo set forth on Schedule 1.1B to the SPA (the "Non-Management Shareholders", and together with the Management Shareholders, the "NewCo Shareholders"; and the Management Shareholders and NewCo are hereinafter referred to as the "Seller Parties") and FOCUS MEDIA HOLDING LIMITED, a company organized under the laws of the Cayman Islands ("Focus Media" or "Buyer").

          WHEREAS the Company, the Seller Parties, the Non-Management Shareholdersand Buyer entered into a Share Purchase Agreement, dated as of October 15, 2005 (the "SPA");

          WHEREAS Section 2.2(a)(ii)(B) of the SPA contemplates the execution of an Escrow Agreement, appointment of an Escrow Agent and transfer of the Company Share Documents to such Escrow Agent in connection with the First Closing (the "Escrow Arrangements");

          WHEREAS, the parties to the SPA consider the Escrow Arrangements to be unnecessary for the completion of the payment and transfer mechanics in connection with the First Closing and therefore agree that transfer of the Company Share Documents shall be made directly from Seller to Buyer.

          Capitalized terms not otherwise defined herein shall have the meanings set forth in the SPA.

          NOW, THEREFORE, with reference to Sections 10.5 and 10.7 of the SPA and in consideration of the premises and the representations, and agreements herein contained and intending to be legally bound hereby, the parties hereto hereby agree to amend the SPA and to waive certain terms and conditions contained therein as follows:

          1. Section 2.2(a)(ii)(B) of the SPA shall be amended to read as follows:

"(B) transfer to BUYER share certificates (or local legal equivalent) evidencing the Shares to be sold by Seller duly endorsed in blank, or accompanied by stock powers duly executed in blank and with any required stock transfer tax stamps affixed and all necessary documents, duly executed where so required, ALL DATED AS OF A DATE NO EARLIER THAN DECEMBER 15, 2005 (collectively, the "Company Share Documents"), to enable title in all the Shares to pass fully and effectively into the name of BUYER AS OF JANUARY 1, 2006."

          2. The definitions of "Escrow Agent" and "Escrow Agreement" set forth in Section 1.1 of the SPA are hereby deleted in their entirety.

          3. Exhibit G to the SPA is hereby deleted in its entirety.

          4. The Escrow Agreement is hereby deleted from Schedule 1.2 to the SPA.

          5. Each party hereto hereby waive its rights to any benefit to which such party may have been entitled as a result of the Escrow Arrangements.

          6. Except as expressly set forth in this Amendment, the SPA shall remain unmodified and in full force and effect, and the SPA as modified hereby is hereby ratified and confirmed.

          7. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          8. This Amendment may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        ARTICLE XV IN WITNESS WHEREOF, EACH OF THE UNDERSIGNED HAS CAUSED
         THIS AMENDMENT TO BE DULY EXECUTED AND DELIVERED AS OF THE DATE
                              FIRST ABOVE WRITTEN.

                                        TOTAL TEAM INVESTMENTS LIMITED


                                        By: /s/ Zhi Tan
                                            ------------------------------------
                                        Name: Zhi Tan (Chinese Character)
                                        Title: Authorized Signatory

                                        INFOACHIEVE LIMITED


                                        By: /s/ Zhi Tan
                                            ------------------------------------
                                        Name: Zhi Tan (Chinese Character)
                                        Title: Authorized Signatory

                                        DUKELAND INVESTMENTS LIMITED


                                        By: /s/ Zhi Tan
                                            ------------------------------------
                                        Name: Zhi Tan (Chinese Character)
                                        Title: Authorized Signatory

                                        ALL IN ONE INTERNATIONAL LIMITED


                                        By: /s/ Lei Liu
                                            ------------------------------------
                                        Name: Lei Liu (Chinese Character)
                                        Title: Authorized Signatory

                                        IDG TECHNOLOGY VENTURE INVESTMENTS
                                        FUND II, LP


                                        By: /s/ Gongquan Wang
                                            ------------------------------------
                                        Name: Gongquan Wang
                                        Title: Authorized Signatory

                                        FIRST CHOICE INVESTMENT GROUP LIMITED


                                        By: /s/ Zhi Tan
                                            ------------------------------------
                                        Name: Zhi Tan (Chinese Character)
                                        Title: Authorized Signatory

                                        YEE ON INVESTMENTS LIMITED


                                        By: /s/ Shisheng Liu
                                            ------------------------------------
                                        Name: Shisheng Liu (Chinese Character)
                                        Title: Authorized Signatory

                                        TIMELEADER PROFITS LIMITED


                                        By: /s/ Haiqi Zhao
                                            ------------------------------------
                                        Name: Haiqi Zhao (Chinese Character)
                                        Title: Authorized Signatory

                                        YUFAI INVESTMENTS LIMITED


                                        By: /s/ Yong Shi
                                            ------------------------------------
                                        Name: Yong Shi (Chinese Character)
                                        Title: Authorized Signatory

                                        FOCUS MEDIA HOLDING LIMITED


                                        By: /s/ Nachun Jiang
                                            ------------------------------------
                                        Name: Nanchun Jiang (Chinese Character)
                                        Title: Authorized Signatory

                     SUPPLEMENT TO SHARE PURCHASE AGREEMENT

          This SUPPLEMENT TO THE SHARE PURCHASE AGREEMENT (this "Supplement"), dated as of December 9, 2005, among TOTAL TEAM INVESTMENTS LIMITED, an international business company incorporated in the British Virgin Islands ("NewCo" or "Seller"), INFOACHIEVE LIMITED, an international business company incorporated in the British Virgin Islands ("InfoAchieve" or the "Company"), the several shareholders of NewCo set forth on Schedule 1.1A to the SPA (as defined below) (the "Management Shareholders"), the other shareholders of NewCo set forth on Schedule 1.1B to the SPA (the "Non-Management Shareholders", and together with the Management Shareholders, the "NewCo Shareholders"; and the Management Shareholders and NewCo are hereinafter referred to as the "Seller Parties") and FOCUS MEDIA HOLDING LIMITED, a company organized under the laws of the Cayman Islands ("Focus Media" or "Buyer").

          WHEREAS the Company, the Seller Parties, the Non-Management Shareholders and Buyer entered into a Share Purchase Agreement, dated as of October 15, 2005 (the "SPA") and an Amendment to the SPA, dated as of December 9, 2005;

          WHEREAS the legal opinion of PRC counsel provided to Buyer pursuant to
Section 7.19 of the SPA (the "PRC Opinion") contains a qualification to the effect that Shanghai Framedia Investment Consulting Co., Ltd. (the "WFOE") was not duly established (the "First Qualification");

          WHEREAS Section 7.7 of the SPA required the execution of certain Control Agreements and the transfer of the equity interest in certain companies, including Shanghai New Structure Advertisement Co., Ltd., Guangzhou Shiji Shenghuo Advertisement Co., Ltd. and Shanghai Framedia Advertisement Co., Ltd., to the control of the Buyer (the "PRC Equity Transfers");

          WHEREAS the PRC Equity Transfers were not completed as of the date of this Supplement because registration of the PRC Equity Transfers with the State Administration for Industry and Commerce of the PRC was not completed (the "SAIC Registration");

          WHEREAS the PRC Opinion contains a further qualification to the effect that certain of the Control Agreements are not currently enforceable (the "Second Qualification"); and

          WHEREAS Section 2.2 of the SPA, as amended, requires Seller to effect the transfer of its equity interest in Infoachieve to Buyer as of January 1, 2006 (the "BVI Equity Transfer") and the BVI Equity Transfer cannot be filed with the relevant authorities of the British Virgin Islands prior to January 1, 2006.

          The issuance of the PRC Opinion without the First Qualification or Second Qualification, the completion of the SAIC Registration, and the completion of the PRC Equity Transfers and the BVI Equity Transfer are collectively referred to as the "Unfulfilled Conditions". Capitalized terms not otherwise defined herein shall have the meanings set forth in the SPA.

          NOW, THEREFORE, with reference to Sections 10.5 of the SPA and in consideration of the premises and the representations, and agreements herein contained and intending to be legally bound hereby, the parties hereto hereby agree to supplement the SPA and certain terms and conditions contained therein as follows:

          1. Notwithstanding the existence of the Unfulfilled Conditions, Buyer agrees to pay the Cash Consideration of US$39.6 million to Seller in two installments of US$20.0 million on December 9, 2005 and US$19.6 million on December 12, 2005, respectively, subject to the condition set forth in paragraph 2 below.

          2. If any one of the Unfulfilled Conditions has not been completed as of January 1, 2006, the Seller Parties and the Non-Management Shareholders agree that Seller shall refund the Cash Consideration in full to Buyer with two Business Days and shall forfeit any right to the Cash Consideration under the SPA.

          3. Except as expressly set forth in this Amendment, the SPA shall remain unmodified and in full force and effect, and the SPA as modified hereby is hereby ratified and confirmed.

          4. This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

          5. This Supplement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

       ARTICLE XVI IN WITNESS WHEREOF, EACH OF THE UNDERSIGNED HAS CAUSED
        THIS SUPPLEMENT TO BE DULY EXECUTED AND DELIVERED AS OF THE DATE
                              FIRST ABOVE WRITTEN.

                                        TOTAL TEAM INVESTMENTS LIMITED


                                        By: /s/ Zhi Tan
                                            ------------------------------------
                                        Name: Zhi Tan (Chinese Character)
                                        Title: Authorized Signatory

                                        INFOACHIEVE LIMITED


                                        By: /s/ Zhi Tan
                                            ------------------------------------
                                        Name: Zhi Tan (Chinese Character)
                                        Title: Authorized Signatory

                                        DUKELAND INVESTMENTS LIMITED
                                        ALL IN ONE INTERNATIONAL LIMITED
                                        IDG TECHNOLOGY VENTURE INVESTMENTS
                                        FIRST CHOICE INVESTMENT GROUP LIMITED
                                        FUND II, LP
                                        YEE ON INVESTMENTS LIMITED
                                        TIMELEADER PROFITS LIMITED
                                        YUFAI INVESTMENTS LIMITED


                                        By: /s/ Zhi Tan
                                            ------------------------------------
                                        Name: Zhi Tan (Chinese Character)
                                              Attorney-in-fact for each of the
                                              NewCo Shareholders named above

                                        FOCUS MEDIA HOLDING LIMITED


                                        By: /s/ Nanchun Jiang
                                            ------------------------------------
                                        Name: Nanchun Jiang (Chinese Character)
                                        Title: Authorized Signatory

                      AMENDMENT TO SHARE PURCHASE AGREEMENT

          This AMMENDMENT TO THE SHARE PURCHASE AGREEMENT (this "Supplement"), dated as of December 12, 2005, among TOTAL TEAM INVESTMENTS LIMITED, an international business company incorporated in the British Virgin Islands ("NewCo" or "Seller"), INFOACHIEVE LIMITED, an international business company incorporated in the British Virgin Islands ("InfoAchieve" or the "Company"), the several shareholders of NewCo set forth on Schedule 1.1A to the SPA (as defined below) (the "Management Shareholders"), the other shareholders of NewCo set forth on Schedule 1.1B to the SPA (the "Non-Management Shareholders"), the Acquired Business Shareholders set forth in Schedule 1.1C to the SPA (the "Acquired Business Shareholders", and together with the Management Shareholders, and the Non-Management Shareholders, the "NewCo Shareholders"; and the Management Shareholders and NewCo are hereinafter referred to as the "Seller Parties") and FOCUS MEDIA HOLDING LIMITED, a company organized under the laws of the Cayman Islands ("Focus Media" or "Buyer").

          WHEREAS Seller, the Seller Parties and Buyer entered into a Share Purchase Agreement, dated as of October 15, 2005 (the "SPA");

          WHEREAS, on or after January 1, 2006, Focus Media expects to enter into agreements to acquire (the "E-Times Acquisition") the assets and business of Shenzhen E-Times Advertisement Company Ltd. ("E-Times"), which operates a business that is competitive with and substantially similar to the business operated by InfoAchieve;

          WHEREAS, following the acquisition by Focus Media of E-Times, Focus Media will transfer the assets and business of E-Times to InfoAchieve so that E-Times' business will be operated by and consolidated with InfoAchieve (the "Transfer");

          WHEREAS the parties hereto understand that the Transfer will result in significantly increased revenues and net profits for InfoAchieve in 2006 and will otherwise affect the financial condition and operations of InfoAchive, including in ways that will affect the assumptions, agreements and metrics contained in the SPA.

          NOW, THEREFORE, in consideration of the premises and the representations, and agreements herein contained and intending to be legally bound hereby, the parties hereto hereby agree to amend the SPA as follows:

          1. The definition of 2006 Audited Annual Net Income in Section 1.1 SPA is amended to read as follows:

          ""2006 Audited Annual Net Income" means InfoAchieve's audited net income as defined under U.S. GAAP for the twelve-month period starting from January 1, 2006 and ending December 31, 2006 as set forth in the 2006 Audited Financial Statements plus the sum of all amounts deducted in arriving at such audited net income to make provision for goodwill impairment and/or equity compensation expenses, LESS RMB 8,000,000."

          2. Except as expressly set forth in this Amendment, the SPA shall remain unmodified and in full force and effect, and the SPA as modified hereby is hereby ratified and confirmed.

          3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          4. This Amendment may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          ARTICLE XVII IN WITNESS WHEREOF, EACH OF THE UNDERSIGNED HAS CAUSED THIS AMENDMENT TO BE DULY EXECUTED AND DELIVERED AS OF THE DATE
                              FIRST ABOVE WRITTEN.

                                        TOTAL TEAM INVESTMENTS LIMITED


                                        By: /s/ Zhi Tan
                                            ------------------------------------
                                        Name: Zhi Tan (Chinese Character)
                                        Title: Authorized Signatory

                                        INFOACHIEVE LIMITED


                                        By: /s/ Zhi Tan
                                            ------------------------------------
                                        Name: Zhi Tan (Chinese Character)
                                        Title: Authorized Signatory

                                        DUKELAND INVESTMENTS LIMITED
                                        ALL IN ONE INTERNATIONAL LIMITED
                                        IDG TECHNOLOGY VENTURE INVESTMENTS
                                        FIRST CHOICE INVESTMENT GROUP LIMITED
                                        FUND II, LP
                                        YEE ON INVESTMENTS LIMITED
                                        TIMELEADER PROFITS LIMITED
                                        YUFAI INVESTMENTS LIMITED
                                        BE FIRST INVESTMENTS LIMITED
                                        NICE EXCEL INVESTMENTS LIMITED
                                        SPARKLE MEDIA LIMITED
                                        EXCELLENT CHINA (GROUP) LIMITED
                                        RED FOCUS INC.
                                        BEST STAR PROFITS LIMITED


                                        By: /s/ Zhi Tan
                                            ------------------------------------
                                        Name: Zhi Tan (Chinese Character)
                                              Attorney-in-fact for each of the
                                              NewCo Shareholders named above

                                        FOCUS MEDIA HOLDING LIMITED


                                        By: /s/ Nanchun Jiang
                                            ------------------------------------
                                        Name: Nanchun Jiang (Chinese Character)
                                        Title: Authorized Signatory